As filed with the Securities and Exchange Commission September 8, 2011.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of Registrant as specified in charter)

570 Lexington Avenue

New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro

570 Lexington Avenue

New York, NY 10022-6837

(Name and address of agent for service)

800-245-9888

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.

ROCHDALE

INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Mid/Small Growth Portfolio

Rochdale Mid/Small Value Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Rochdale Fixed Income Opportunities Portfolio

Semi-Annual Report

June 30, 2011

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

ROCHDALE INVESTMENT TRUST

Rochdale Funds Semi-Annual Report

August 18, 2011

Dear Fellow Shareholders:

We would like to share the performance of the Rochdale Funds (collectively referred to hereinafter as the “Funds” or the “Portfolios” and individually referred to as the “Fund” or the “Portfolio” within respective sections) for the six months ended June 30, 2011. The economy continued to advance over the first half of the year, but growth weakened markedly, in part due to shocks from higher oil prices and supply chain disruptions related to the Japanese tsunami. Euro debt problems and U.S. debt ceiling issues also contributed to investor uncertainty. Although the period ended strongly as equities rallied and high yield bond spreads tightened from their widest levels, we believed expectations in some quarters of a sharp and sustained revival in economic output were mistaken. Indeed, recent equity declines and elevated volatility seem to us, as recognition by the markets that rising economic risks are real and that growth, at best, will likely be very sluggish for the foreseeable future.

While we are very pleased that most of our Funds enjoyed a profitable first half, the negative macroeconomic headlines continue to overshadow the positive underlying corporate performance in the Funds. Our focus has remained on investing in quality companies at attractive valuations, yet at times macro events can overwhelm even the best fundamental company analysis. Still, we believe that our portfolio of companies, as a group, remain well positioned to generate good investment returns over the next several years.

Reduced effectiveness of public policy response and a lagging private sector will likely continue to limit the potential for upside economic growth, but the outlook for corporate profits remains strong. Along with reasonable valuations and low interest rates, this leads us to remain relatively positive on equities as an asset class. Nevertheless, we are positioning the Funds with expectations for continued market volatility and a period of slower global economic growth by taking a more defensive position inside the Portfolios, including higher cash levels.

Although our most likely probability is that recession will be avoided, we have reached a critical period. Based on our proprietary multi-factor recession monitor, our risk of recession in the next 12 to 18 months has now risen to a

Broad Market Index Performance Year-to-Date through June 30, 2011
Index	Total Return
S&P 500	6.02%
S&P MIDCAP 400	7.87%
S&P SMALLCAP 600	6.97%
NASDAQ COMPOSITE	4.55%
MSCI AC WORLD EX USA	-3.88%
BARCLAYS AGGREGATE BOND	2.72%
Source: FactSet

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Funds’ investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

ROCHDALE INVESTMENT TRUST

level of 35% and we expect at least two more months of data is needed before we can be objectively confident that a slower period of growth will not turn into something worse. In the meantime, the economy will be increasingly vulnerable to shocks that have the potential to upset our outlook. If our rising concerns do eventually materialize, we will be prepared to take further action within the Funds as warranted. Shareholders can be confident that our time tested investment process and team of trained fund managers will enable us to navigate through the uncertain times ahead.

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Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as Technology, Medical Products, Financial Services, and Consumer Services. Growth industries typically exhibit stronger earnings growth with relatively higher price-to-earnings ratios, which is a measure of valuation based on expected earnings, than their value counterparts. During the six month period ended June 30, 2011, Rochdale’s Large Growth Portfolio returned 3.99%, underperforming the S&P 500/Citi Growth benchmark’s 6.79%.

During the first half of 2011, the U.S. equity markets were influenced by a number of macro-related news events, including the ongoing European sovereign debt problem and the slower than expected GDP growth in the U.S. As a result, cyclical groups like

Financials, Technology, and Auto underperformed while defensive sectors such as Health Care and Consumer Staples outperformed. The Large Cap Growth Fund was positioned for an economic expansion and the underperformance relative to the benchmark was mostly due to our underweights in defensive Health Care and Consumer Staples and our overweights in Energy and Industrials.

Going forward, we will remain dedicated to acquiring good businesses that can grow revenue and generate solid profits during a period of slow GDP growth. Our investment strategy to achieve sustained steady returns in the growth universe is to select attractively valued, high quality growth companies with long-term, predictable revenue streams and reliable earnings growth. For example, our Large Growth Portfolio’s holdings are valued at 13.2 times forward earnings compared to 14.9 times for the benchmark, while at the same time earnings for the companies held in the Fund are expected to grow 14% on average over the long-term versus 12% for the benchmark. Likewise, the forward PEG, which is used to determine a stock’s value while taking into account earnings growth, is 0.94 for the Large Growth Portfolio as compared to the benchmark’s 1.24. This indicates our Large Growth Portfolio holds companies that are growing earnings faster and at a more attractive valuation.

Large Growth Portfolio: Top Ten Holdings as of June 30, 2011
Company	Percent of Net Assets
Cummins Inc.	4.3%
EMC Corp.	3.4%
Cliffs Natural Resources Inc.	3.1%
Ingersoll-Rand Plc — Class A	2.7%
Autodesk, Inc.	2.7%
ABB Ltd. - ADR	2.5%
Banco Macro S.A. — ADR	2.4%
Altera Corp.	2.4%
Adobe Systems Inc.	2.4%
CBS Corp. — Class B	2.2%

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Growth Portfolio, inception date 12/31/1999, is 1.33%. Returns for the periods ended June 30, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 40.07%, 3.00% and 1.03%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 32.05%, 1.79% and 0.43%, respectively.

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Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including Energy, Financials, and Telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the six month period ended June 30, 2011, our Large Value Portfolio posted a return of 3.68%, relative to the S&P 500/Citi Value benchmark’s 5.23%.

The U.S. stock market was volatile particularly in the second quarter, amid concerns over the European sovereign debt crisis, a slow recovery, and persistently high unemployment in the U.S. defensive sectors such as Health Care and Consumer Staples performed the best during the first half, while Financials and Technology stocks were among the worst performers. The Large Cap Value Fund benefited from our significant underweight in Financials but our overall performance was hurt by our overweights in Energy and our underweights in Health Care.

The Large Cap Value Fund is focused on investments in high quality companies that have strong cash flow, good earnings visibility and growth prospects. We own fundamentally solid companies at reasonable valuations relative to their expected earnings growth. For example, our Large Value Portfolio’s holdings are valued at 11.9 times forward earnings, similar to the 12 times forward earnings for the benchmark, but earnings for the companies held in the Fund are expected to grow on average 10.5% in the long term, much better than the benchmark’s 9% expected growth rate. Our industry and stock selection is dedicated to acquiring, at reasonable prices, high quality companies that can sustain revenue growth, companies with dominant market share and increasing profit margin, and companies that can generate solid profits during a period of slow economic expansion.

Large Value Portfolio: Top Ten Holdings as of June 30, 2011
Company	Percent of Net Assets
Lincoln National Corp.	3.6%
CSX Corp.	3.3%
Cliffs Natural Resources Inc.	3.3%
Snap-on Inc.	3.0%
EMC Corp.	2.7%
Caterpillar Inc.	2.6%
Banco Macro S.A. — ADR	2.6%
Nabors Industries Ltd.	2.6%
McDermott International, Inc.	2.4%
Deere & Co.	2.3%

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Value Portfolio, inception date 12/31/1999, is 1.33%. Returns for the periods ended June 30, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 35.71%, -0.96% and 0.73%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 27.94%, -2.13% and 0.14%, respectively.

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Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium and small-size companies across growth industries such as Energy, Technology Hardware & Equipment, Capital Goods and Software & Services. For the first six months of 2011, Rochdale’s Mid/Small Growth Portfolio returned -6.34% as compared to the S&P/Citi 1000 Growth, which returned 10.86%.

During the first half of 2011, we continued to experience elevated levels of volatility. The market rallied going into May only to give back half of the gains by the end of June. As the markets pulled back, defensive industries such as Consumer Staples and Health Care outperformed the benchmark. We believe our strategy of focusing on attractive valuations and overweighting industry groups which will benefit from slow economic expansion will provide for better performance ahead. The Mid/Small Growth Portfolio underperformed primarily due to our continued overweight in Emerging Markets, specifically, smaller companies which we expected to benefit from growing domestic consumption in China.

We enter the second half of 2011 positioned for a period of slow growth. In the current economic environment we expect corporate profits to be strong, but business spending will be cautious as macro uncertainty continues to weigh down on sentiment. Consequently, we remain focused on high quality companies with strong balance sheets and attractive valuation. Furthermore, we are focusing on companies that are not only growing earnings but are growing revenues and increasing their market share. We believe that in the long term companies with these characteristics will outperform. At the end of the first half, the forward price-to-earnings ratio of the Fund was 15 as compared to the benchmark’s value of 27. This indicates that the companies we own are, on average, more attractively valued. Furthermore, the long term earnings growth expectation of the Fund is 17.97% which compares favorably to the benchmark’s expected growth rate of 15.5%. Some of the industry groups that we favor entering the second half are Energy, Capital Goods, Technology and Media.

Mid/Small Growth Portfolio: Top Ten Holdings as of June 30, 2011
Company	Percent of Net Assets
EZCORP, Inc. — Class A	3.8%
Albemarle Corp.	3.6%
FMC Corp.	3.4%
Genpact Limited	3.3%
LKQ Corp.	3.1%
Holly Corp.	3.1%
Avago Technologies Ltd.	3.1%
United Rentals, Inc.	2.8%
Sapient Corp.	2.6%
VistaPrint NV	2.5%

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Growth Portfolio, inception date 12/31/1999, is 1.35%. Returns for the periods ended June 30, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 24.89%, -1.40% and 2.15%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 17.71%, -2.56% and 1.54%, respectively.

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Rochdale Mid/Small Value Portfolio

The Mid/Small Value Portfolio invests primarily in medium and small-sized U.S. companies across value industries including Utilities, Real Estate, Capital Goods and Banks. During the six month period ended June 30, 2011, Rochdale’s Mid/Small Value Portfolio returned -6.70% as compared to the S&P/Citi 1000 Value which returned 5.75%.

During the first half of 2011, markets remained at elevated levels of volatility. Although the first quarter turned out to be positive for U.S. listed small mid cap stocks, macro concerns caused sentiment to turn by the end of the period and investors began to take risk off the table. The Mid/Small Value Fund underperformed primarily due to our overweight in small companies operating in Emerging

Markets that offered attractive opportunity. The second quarter proved to be extremely challenging as these companies came under tremendous scrutiny given corporate governance issues affecting the entire small/mid-cap universe of stocks serving Chinese domestic demand. We took an objective stance, and after conducting exhaustive evaluation of these companies’ management and financial statements, decided to hold on to those stocks that satisfied our investment criteria of holding attractively valued, high quality companies. While in the short-run these stocks have led to underperformance, going forward we believe their potential for excellent earnings and revenue growth and attractive valuations will be rewarded.

With uncertainty surrounding how the consumer will react given a lackluster employment picture and lower confidence, we are positioning the Fund in companies that we believe will continue to outperform in a slower growth environment. Quality management and a viable business model are also equally important. At the end of the first half, the forward price-to-earnings ratio of the Fund’s holdings was 13 versus the benchmark’s value of 17, indicating that the Fund’s holdings are more reasonably valued than the benchmark’s. Furthermore, the Return of Equity (ROE) of the Fund’s holdings, which measures the rate of return to a company’s shareholders, was 16.4% as compared to the benchmark’s 9.8%. We believe companies and industry groups with attractive valuations that offer above average returns to shareholders will outperform over the long term. Industry groups that we favor at the beginning of the second half include Energy, Technology, Industrials and Media.

Mid/Small Value Portfolio: Top Ten Holdings as of June 30, 2011
Company	Percent of Net Assets
Wabtec Corp.	3.4%
EnerSys	3.2%
FMC Corp.	2.9%
HanesBrands, Inc.	2.9%
Genpact Limited	2.7%
Plantronics, Inc.	2.7%
Quanta Services, Inc.	2.7%
Lufkin Industries, Inc.	2.7%
Taleo Corp. — Class A	2.7%
Sapient Corp.	2.5%

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Value Portfolio, inception date 12/31/1999, is 1.37%. Returns for the periods ended June 30, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 16.85%, -3.64% and 3.27%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 10.15%, -4.77% and 2.66%, respectively.

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Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate, long-term capital appreciation through investment primarily in high dividend common stocks and other high yielding securities of companies that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation.

For the first half of 2011, the Fund was up 7.26% vs. a positive 8.39% return in the Dow Jones Select Dividend Index, and a positive 6.31% return in the Lipper Equity Index category. The Dow Jones Select Dividend Index outperformed during the first half primarily due to the inclusion of two top-five positions that had outsized gains relative to the rest of the Portfolio. The Fund was helped by our REIT holdings and with various Consumer Staple holdings that performed well. Despite concerns over European sovereign debt, among other headline risk issues that helped to push up market volatility, the return for the first half was solid and above our initial expectations. The Fund continued on as a Lipper leader for the Preservation category which has been notable through both positive and negative markets. We feel that this emphasis will continue to add value, especially as markets are not as likely to remain volatile going forward.

For the remainder of the year, we believe economic growth will remain slow and we will be closely monitoring signs of domestic economic weakness, as well as global macroeconomic events, such as sovereign debt problems in Europe, that can affect market volatility. Nevertheless, we believe that our high dividend stock investments will continue to be positively rewarded as company operating performance metrics continue to perform.

The Fund paid a dividend of $0.26 in the second quarter, same as in the first quarter, and in line with last years’ quarters. We remain strongly focused on the stability of each company’s dividend and in the potential growth of the dividend over time. As a result, we are targeting companies that can grow their dividends and businesses in both improving times and in a slow growth environment, as well as under an inflationary scenario.

Overall, despite the pick up in market volatility and negative headline news, the performance for the Fund has been solid and we feel our research process will continue to reward us over time. Finally, we are mindful of the hurdles that may lie ahead and are poised to act defensively in the event that the economy or our companies take a turn for the worse. In the same vein, we will act to take advantage of attractive valuations if market conditions turn up such opportunities.

Dividend & Income Portfolio: Top Ten Holdings as of June 30, 2011
Company	Percent of Net Assets
McDonald’s Corp.	2.8%
Philip Morris International Inc.	2.4%
Bristol-Myers Squibb Co.	2.1%
Occidental Petroleum Corp.	2.1%
Microsoft Corp.	2.0%
Mattel, Inc.	2.0%
Nationwide Health Properties, Inc.	1.9%
Wal-Mart Stores, Inc.	1.8%
CommonWealth REIT	1.8%
Procter & Gamble Co./The	1.7%

The unsubsidized total annual fund operating expense ratio for the Rochdale Dividend & Income Portfolio, inception date 6/1/1999, is 1.35%. Returns for the periods ended June 30, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 26.64%, 5.73% and 3.18%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 19.35%, 4.49% and 2.57%, respectively.

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Rochdale Intermediate Fixed Income Portfolio

The fixed income market was volatile in the first half of 2011 due to natural and man-made calamities here and abroad. The yield curve remained steep and range bound due to lower growth expectations of the U.S. economy and pullbacks in commodity prices, which lessened inflation fears (10yr-2yr spread flattened slightly by 0.4 bps while the 10yr yield declined by 29.7 bps).

We had positioned the Fund’s duration to be slightly below the index (3.82 years vs. index 3.92 years), which lowered the Fund’s sensitivity to the volatile interest rates. The credit spreads narrowed slightly in the first half of 2011 (Baa-Aaa corporate spread narrowed by 34.0 bps), which resulted in the Fund being overweight in corporate bonds relative to the index, thus outperforming the index by 0.51% (2.98% total return vs. the Barclays Capital Intermediate U.S. Government/Credit Index total return of 2.47%).

While the U.S. economic outlook has weakened, corporations have mostly reported strong earnings and their balance sheets are in significantly better shape than they were before the last recession. The last minute debt ceiling deal has removed some uncertainties from the U.S. fixed income market, and the U.S. Treasury remains the preferred safe haven security, for now, due to lack of credible alternatives.

With economic growth far below potential, it is unlikely that the Fed will start raising interest rates until 2013 at the earliest. In addition, while the new austerity focus in Washington and external pressures could bring some improvements to the U.S. government’s finances, the combination of the U.S. government deleveraging and the slow recovery of the U.S. economy will likely tame inflation expectations. Without further intervention from the Federal Reserve, this will likely flatten the yield curve in the next few quarters. As a result, we have become more optimistic about the fixed income market for the remainder of 2011.

Intermediate Fixed Income Portfolio: Top Ten Holdings as of June 30, 2011
Company	Percent of Net Assets
Xstrata Canada Corp.	1.5%
Vulcan Materials	1.3%
Morgan Stanley	1.3%
CNA Financial Corp.	1.3%
Dresdner Bank — New York	1.2%
Xstrata Canada Corp.	1.2%
Goldman Sachs Group, Inc.	1.2%
Amerigas Partners LP	1.1%
Sabine Pass LNG, LP	1.1%
Advanced Micro Devices, Inc.	1.0%

The unsubsidized total annual fund operating expense ratio for the Rochdale Intermediate Fixed Income Portfolio, inception date 12/31/1999, is 1.15%. Returns for the periods ended June 30, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 5.66%, 4.56% and 4.66%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: -0.43%, 3.33% and 4.04%, respectively.

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Rochdale Fixed Income Opportunities Portfolio

The Rochdale Fixed Income Opportunities Portfolio (FIOF) seeks to provide a higher level of current income than traditional fixed income funds, along with the potential for some capital appreciation through a focus on high yield bonds and senior secured bank loans. For the six months ended June 30, 2011, the Portfolio returned 3.18%, versus the benchmark Barclays Capital U.S. High Yield Corporate Bond Index return of 4.97% and the benchmark CSFB Leveraged Loan Index return of 1.02%. This performance was good when considering our portfolio is allocated about equally between high yield bonds and bank loans.

The high yield market closed out the first half of the year on an encouraging note. Entering the period, we believed that the domestic economic recovery would continue and credit spreads would tighten. However, despite a strong rally in risk assets in the last week of June, concerns over the strength of the economy and uncertainty over Euro debt issues caused volatility to increase in most credit related markets. Still, the generous coupons on High Yield Bonds and Bank Loans offset the spread widening and returns were positive.

Although we are mindful of challenges from leveraged consumers, governments and banks, elevated unemployment and the questionable strength of U.S. trading partners, we believe that the economy will continue to grow, albeit at a slow pace. Because issuers’ balance sheets are in relatively good shape, we expect High Yield Bonds and Bank Loans to earn at least their coupon in the next few quarters. Furthermore, strong corporate earnings continue to drive improved creditworthiness of high yield issuers which should lead to tighter yield spreads and some capital appreciation in the high yield market.

Our research process is fundamentally driven, seeking strong relative value risk return opportunities. In today’s market, our bias remains toward the broad middle of the market characterized by companies whose credit profile is stable to improving and whose securities offer attractive returns. We seek to sell higher quality, low yielding interest rate sensitive securities and also sell lower quality semi distressed names that have appreciated substantially.

Since inception, our Portfolio of High Yield Bonds and Senior Secured Loans have consistently met our objective of providing attractive returns with lower volatility and less correlation to the equity markets and other fixed income asset classes. Going forward, we will be complimenting these asset groups with the addition of legal receivables and Emerging Market High Yield Bonds to the Portfolio. Emerging Market High Yield Bonds tend to offer superior interest rate yields as compared to similar U.S. High Yield debt, with historically comparable or lower default rates. Likewise, legal receivables offer the potential of high yield return, but with the additional benefit of little or no correlation to the economy or financial markets which we anticipate will be very volatile in the period ahead. All together, we believe the unique construction of FIOF provides shareholders with a good opportunity for strong returns and portfolio diversification.

The unsubsidized total annual fund operating expense ratio for the Rochdale Fixed Income Opportunities Portfolio, inception date 7/1/2009, is 1.19%. Returns for the periods ended June 30, 2011 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year and since inception: 11.67% and 11.59%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year and since inception: 5.24% and 8.32%, respectively.

Fixed Income Opportunities Portfolio: Top Ten Holdings as of June 30, 2011
Company	Percent of Net Assets
iStar Financial Inc.	0.9%
Capital Automotive LP	0.8%
Obsidian Natural Gas Trust	0.7%
Intelsat Jackson Holdings	0.7%
Springleaf Finance Funding Co.	0.6%
Glenn Pool Oil & Gas Trust	0.6%
Harrahs Entertainment Inc.	0.6%
TXU Energy Co. LLC	0.5%
Village Roadshow Films, Ltd.	0.5%
Community Health Systems, Inc.	0.5%

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Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, CAIA, AIF®

David J. Abella, CFA

Fang Zhou, CFA

Neela Datta

Portfolio Managers

Important Disclosures

Valuation data was derived from FactSet.

Unsubsidized total annual fund operating expense ratios shown are based on the 4/30/11 Rochdale Investment Trust Prospectus Report.

THESE STOCKS LISTED HEREIN ARE NOT STOCK RECOMMENDATIONS AND SHOULD NOT BE USED AS SUCH.

Index Definitions

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. Companies.

The Standard & Poor’s (S&P) MidCap 400 Index represents 400 medium-size U.S. companies.

The Standard & Poor’s (S&P) SmallCap 600 Index represents 600 small U.S. companies.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4000 issues that trade on the NASDAQ system.

The Credit Suisse First Boston (CSFB) Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The MSCI AC World Ex USA (Morgan Stanley All Country excluding USA) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

The Barclays Capital Aggregate Bond Index is comprised of U.S. government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one year or more.

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years.

The Barclays Capital U.S. High Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The S&P 500/Citigroup Value Index, together with the S&P 500/Citigroup Growth Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the Value index score higher on value versus growth factors, based on the S&P/Citigroup multi-factor methodology.

ROCHDALE INVESTMENT TRUST

The S&P 500/Citigroup Growth Index, together with the S&P 500/Citigroup Value Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the Growth index score higher on growth versus value factors, based on the S&P/Citigroup multi-factor methodology.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

Investing involves risk including the potential loss of principal. There is no guarantee that a diversified portfolio will outperform a non-diversified portfolio in any given market environment. No investment strategy, such as asset allocation, can guarantee a profit or protect against loss in periods of declining values. Please note that individual situations can vary. Therefore, the information presented here should only be relied upon when coordinated with individual professional advice.

The asset classes listed involve contrasting risk factors.

Cash-equivalent investments have fluctuated the least and have been relatively stable.

In general, the bond market is volatile as prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

The investor should note that vehicles that invest in lower-rated debt securities (commonly referred to as junk bonds) involve additional risks because of the lower credit quality of the securities in the portfolio. The investor should be aware of the possible higher level of volatility, and increased risk of default.

Indexes are unmanaged and investors are not able to invest directly into any index.

International investing involves special risks including greater economic and political instability, as well as currency fluctuation risks, which may be even greater in emerging markets.

Some additional risks include: (1) less publicly available information, (2) less strict auditing and financial reporting requirements, (3) less governmental supervision and regulation of securities markets, (4) higher transaction costs, and (5) greater possibility of not being able to sell securities on a timely basis. These risks may be greater when investments are made in countries that the World Bank or the United Nations considers to be emerging or developing markets.

Investments in stocks of small companies involve additional risks. Smaller companies typically have a higher risk of failure, and are not as well established as larger blue-chip companies. Historically, smaller-company stocks have experienced a greater degree of market volatility than the overall market average.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2011 (Unaudited)

			Annualized
	Year-to-Date	One Year	Three Years	Five Years	Ten Years	Since Inception(1)
Rochdale Large Growth Portfolio
Return at NAV(2)	3.99%	40.07%	0.53%	3.00%	1.03%	(1.70%)
Return at POP(3)	(1.98%)	32.05%	(1.44%)	1.79%	0.43%	(2.21%)
S&P 500/Citigroup Growth Index	6.79%	33.53%	4.60%	5.17%	2.85%	(0.72%)
Lipper Large-Cap Growth Category Average	5.51%	32.70%	2.75%	4.04%	1.86%	N/A

Rochdale Large Value Portfolio
Return at NAV(2)	3.68%	35.71%	(2.81%)	(0.96%)	0.73%	0.90%
Return at POP(3)	(2.28%)	27.94%	(4.70%)	(2.13%)	0.14%	0.38%
S&P 500/Citigroup Value Index	5.23%	27.90%	2.04%	0.63%	2.42%	2.45%
Lipper Large-Cap Value Category Average	5.22%	28.30%	1.98%	1.09%	3.12%	N/A

Rochdale Mid/Small Growth Portfolio
Return at NAV(2)	(6.34%)	24.89%	(3.96%)	(1.40%)	2.15%	3.07%
Return at POP(3)	(11.74%)	17.71%	(5.83%)	(2.56%)	1.54%	2.54%
S&P 1000/Citigroup Growth Index	10.86%	44.65%	8.75%	7.74%	8.04%	8.32%
Lipper Mid-Cap Growth Category Average	8.42%	41.11%	5.57%	5.67%	4.81%	N/A

Rochdale Mid/Small Value Portfolio
Return at NAV(2)	(6.70%)	16.85%	(7.05%)	(3.64%)	3.27%	5.03%
Return at POP(3)	(12.06%)	10.15%	(8.87%)	(4.77%)	2.66%	4.49%
S&P 1000/Citigroup Value Index	5.75%	32.94%	6.96%	4.09%	7.62%	8.60%
Lipper Mid-Cap Value Category Average	5.86%	33.55%	5.69%	3.57%	7.76%	N/A

Rochdale Dividend & Income Portfolio(4)
Return at NAV(2)	7.26%	26.64%	6.87%	5.73%	3.18%	3.85%
Return at POP(3)	1.10%	19.35%	4.79%	4.49%	2.57%	3.34%
S&P 500 Index	6.02%	30.69%	3.34%	2.94%	2.72%	1.94%
Dow Jones Select Dividend Index	8.39%	29.92%	7.77%	1.21%	5.42%	6.60%
Lipper Equity Income Category Average	6.31%	29.71%	3.88%	3.49%	4.47%	N/A

Rochdale Intermediate Fixed Income Portfolio
Return at NAV(2)	2.98%	5.66%	4.75%	4.56%	4.66%	5.18%
Return at POP(3)	(2.94%)	(0.43%)	2.71%	3.33%	4.04%	4.64%
Barclays Capital Intermediate Government/Credit Bond Index	2.47%	3.77%	5.76%	6.08%	5.35%	5.86%
Lipper Intermediate Investment Grade Category Average	2.76%	5.09%	6.68%	5.99%	5.24%	N/A

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2011 (Unaudited), Continued

			Annualized
	Year-to-Date	One Year	Since Inception(1)
Rochdale Fixed Income Opportunities Portfolio
Return at NAV(2)	3.18%	11.67%	11.59%
Return at POP(3)	(2.76%)	5.24%	8.32%
CSFB Leveraged Loan Index	1.02%	6.33%	11.50%
Barclays Capital Aggregate Bond Index	2.72%	3.90%	6.65%
Barclays Capital U.S. High Yield Corporate Bond Index	4.97%	15.63%	20.92%
Lipper High Current Yield Category Average	4.28%	14.94%	N/A

(1)

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value and Intermediate Fixed Income Portfolios began investing in portfolio securities, pursuant to each of their investment guidelines, on December 31, 1999. The Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. The Rochdale Fixed Income Opportunities Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on July 1, 2009.

(2)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(3)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4)

Rochdale Dividend & Income Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on June 1, 1999. Prior to June 27, 2003, the Dividend & Income Portfolio operated under a different investment objective and strategy as the Rochdale Alpha Portfolio.

N/A – not available.

Past performance is not predictive of future performance.

Index Descriptions

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value Indices are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

The Credit Suisse First Boston Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The Barclays Capital Aggregate Bond Index is comprised of U.S. Government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one-year or more.

The Barclays Capital U.S. High-Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years, representing securities in the intermediate maturity range of the Barclays Capital Government/Credit Bond Index.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance.

Lipper Category Descriptions

Lipper categories are compiled by the Wall Street Journal, based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have an above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of June 30, 2011, the category consists of 817, 769, 685, 595 and 375 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

ROCHDALE INVESTMENT TRUST

TOTAL RETURNS as of June 30, 2011 (Unaudited), Continued

Lipper Large-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have a below average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P 500 Index. As of June 30, 2011, the category consists of 537, 506, 461, 403 and 239 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Mid-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P Mid-Cap 400 Index. As of June 30, 2011, the category consists of 421, 404, 358, 313 and 200 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Mid-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Funds normally have below-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P Mid-Cap 400 Index. As of June 30, 2011, the category consists of 222, 215, 183, 144 and 71 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Equity Income consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. As of June 30, 2011, the category consists of 294, 277, 245, 197 and 98 funds for the year-to-date, one-, three-, five- and ten-year periods, respectively.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. As of June 30, 2011, the category consists of 593, 566, 486, 394 and 271 funds for the year-to-date, one- , three-, five- and ten-year periods, respectively.

Lipper High Current Yield Funds consist of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. As of June 30, 2011, the category consists of 510 and 488 funds for the year-to-date and one year periods, respectively.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 01/01/11 to 06/30/11.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/11)	$1,000.00	$1,000.00
Ending Account Value (06/30/11)	$1,039.90	$1,018.45
Expenses Paid during Period*	$6.47	$6.41

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/11)	$1,000.00	$1,000.00
Ending Account Value (06/30/11)	$1,036.80	$1,018.40
Expenses Paid during Period*	$6.51	$6.46

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Mid/Small Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/11)	$1,000.00	$1,000.00
Ending Account Value (06/30/11)	$936.60	$1,018.10
Expenses Paid during Period*	$6.48	$6.76

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Mid/Small Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/11)	$1,000.00	$1,000.00
Ending Account Value (06/30/11)	$933.00	$1,018.05
Expenses Paid during Period*	$6.52	$6.80

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/11)	$1,000.00	$1,000.00
Ending Account Value (06/30/11)	$1,072.60	$1,018.05
Expenses Paid during Period*	$6.99	$6.80

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/11)	$1,000.00	$1,000.00
Ending Account Value (06/30/11)	$1,029.80	$1,019.19
Expenses Paid during Period*	$5.69	$5.66

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

Fixed Income Opportunities Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/11)	$1,000.00	$1,000.00
Ending Account Value (06/30/11)	$1,031.80	$1,019.14
Expenses Paid during Period*	$5.74	$5.71

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited)

Shares		Value

COMMON STOCKS: 99.5%
CONSUMER DISCRETIONARY: 18.7%
4,000	Amazon.com, Inc. (a)(b)	$817,960
18,500	Big Lots, Inc. (a)	613,275
29,000	CBS Corp. - Class B	826,210
60,000	China Dredging Group Ltd. (a)(c)(e)(f)
	(Acquired 10/27/10, Aggregate Cost $300,000)	300,000
13,000	Expedia, Inc.	376,870
28,000	Ford Motor Co. (a)	386,120
6,100	Genuine Parts Co.	331,840
25,000	Goodyear Tire & Rubber Co./The (a)	419,250
10,000	Harman International Industries, Inc.	455,700
9,000	Johnson Controls, Inc	374,940
17,000	Lennar Corp. - Class A (b)	308,550
12,500	Macy’s, Inc. (b)	365,500
9,000	Snap-on Inc.	562,320
15,300	TJX Companies, Inc./The	803,709

		6,942,244

ENERGY: 11.8%
12,000	Canadian Natural Resources Ltd. (c)	502,320
10,500	CONSOL Energy Inc.	509,040
7,000	Dresser-Rand Group, Inc. (a)(b)	376,250
10,700	ENSCO International Plc - ADR (c)	570,310
25,000	Nabors Industries Ltd. (a)(c)	616,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

ENERGY, Continued
8,500	National-Oilwell Varco Inc.	$664,785
6,850	Schlumberger Ltd. (c)	591,840
29,100	Weatherford International Ltd. (a)(b)(c)	545,625

		4,376,170

FINANCIALS: 10.8%
24,000	Banco Macro S.A. - ADR (c)	905,760
40,000	Bank of America Corp.	438,400
16,000	BB&T Corp.	429,440
40,000	Fifth Third Bancorp	510,000
20,000	Hartford Financial Services Group, Inc./The (b)	527,400
22,100	Itau Unibanco Holding SA - ADR (c)	520,455
18,000	Lincoln National Corp. (b)	512,820
25,000	Regions Financial Corp.	155,000

		3,999,275

HEALTH CARE: 4.4%
10,000	Gilead Sciences, Inc. (a)	414,100
30,000	Mylan Inc. (a)	740,100
10,000	St. Jude Medical, Inc.	476,800

		1,631,000

INDUSTRIALS: 18.1%
36,000	ABB Ltd. - ADR (c)	934,200
10,000	AGCO Corp. (a)	493,600
7,000	Caterpillar Inc. (b)	745,220
15,600	Cummins Inc.	1,614,444
5,000	Deere & Co.	412,250
16,000	Embraer SA - ADR (c)	492,480
22,000	Ingersoll-Rand Plc - Class A (b)(c)	999,020
5,500	Navistar International Corp. (a)	310,530
6,200	Norfolk Southern Corp.	464,566
2,500	Union Pacific Corp. (b)	261,000

		6,727,310

INFORMATION TECHNOLOGY: 29.6%
28,000	Adobe Systems Inc. (a)(b)	880,600
13,600	Agilent Technologies, Inc. (a)	695,096
19,200	Altera Corp. (b)	889,920
10,000	ASML Holding N.V. (c)	369,600
25,500	Autodesk, Inc. (a)	984,300
6,600	Broadcom Corp. - Class A	222,024
4,600	Cognizant Technology Solutions Corp. - Class A (a)	337,364
46,150	EMC Corp. (a)(b)	1,271,432
63,000	Flextronics International Ltd. (a)(b)(c)	404,460
25,000	Focus Media Holding Ltd. - ADR (a)(c)	777,500
6,200	Harris Corp.	279,372
18,000	Lam Research Corp. (a)	797,040

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
12,500	Omnicom Group Inc. (b)	$602,000
25,100	Oracle Corp.	826,041
25,000	Symantec Corp. (a)	493,000
15,550	Texas Instruments Inc. (b)	510,507
17,000	Trimble Navigation Ltd. (a)	673,880

		11,014,136

MATERIALS: 6.1%
12,600	Cliffs Natural Resources Inc.	1,164,870
5,000	FMC Corp.	430,100
10,520	Freeport-McMoRan Copper & Gold Inc.	556,508
20,000	Yongye International, Inc. (a)	105,000

		2,256,478

Total Common Stocks
(Cost $25,431,073)		36,946,613

SHORT TERM INVESTMENT: 0.5%
Money Market Investment: 0.5%
196,165	First American Government Obligations Fund, 0.00% (d)	196,165

Total Short Term Investment
(Cost $196,165)		196,165

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 23.6%
MONEY MARKET INVESTMENT: 23.6%
8,750,294	Mount Vernon Securities Lending Trust Prime Portfolio, 0.20% (d)	8,750,294

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $8,750,294)		8,750,294

TOTAL INVESTMENTS
(Cost $34,377,532), 123.6%		45,893,072
LIABILITIES IN EXCESS OF OTHER ASSETS, (23.6)%		(8,753,040)

TOTAL NET ASSETS, 100.0%		$37,140,032

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2011.
(c)	Foreign Security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$6,642,244	$—	$300,000	$6,942,244
Energy	4,376,170	—	—	4,376,170
Financials	3,999,275	—	—	3,999,275
Health Care	1,631,000	—	—	1,631,000
Industrials	6,727,310	—	—	6,727,310
Information Technology	11,014,136	—	—	11,014,136
Materials	2,256,478	—	—	2,256,478

Total Common Stock	36,646,613	—	300,000	36,946,613

Short Term Investment	196,165	—	—	196,165

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	8,750,294	—	—	8,750,294

Total Investments Purchased With Cash Proceeds From Securities Lending	8,750,294	—	—	8,750,294

Total Investments in Securities	$45,593,072	$—	$300,000	$45,893,072

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$300,000
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2011	$300,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited)

Shares		Value

COMMON STOCKS: 99.0%
CONSUMER DISCRETIONARY: 18.1%
19,000	Big Lots, Inc. (a)	$629,850
25,000	CBS Corp. - Class B	712,250
60,000	China Dredging Group Ltd. (a)(c)(e)(f)
	(Acquired 10/27/10, Aggregate Cost $300,000)	300,000
6,300	Coach, Inc.	402,759
9,000	Comcast Corp. - Class A	228,060
30,000	Ford Motor Co. (a)	413,700
6,650	Genuine Parts Co.	361,760
30,000	Goodyear Tire & Rubber Co./The (a)	503,100
8,000	Harman International Industries, Inc.	364,560
22,500	Lennar Corp. - Class A (b)	408,375
23,000	Macy’s, Inc. (b)	672,520
10,000	Nordstrom, Inc. (b)	469,400
17,300	Snap-on Inc. (b)	1,080,904

		6,547,238

ENERGY: 14.0%
16,000	Canadian Natural Resources Ltd. (c)	669,760
20,500	Chesapeake Energy Corp.	608,645
14,500	CONSOL Energy Inc.	702,960
7,000	Dresser-Rand Group, Inc. (a)(b)	376,250
13,630	ENSCO International Plc - ADR (c)	726,479
38,000	Nabors Industries Ltd. (a)(c)	936,320

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

ENERGY, Continued
7,100	National-Oilwell Varco Inc.	$555,291
26,300	Weatherford International Ltd. (a)(b)(c)	493,125

		5,068,830

FINANCIALS: 20.2%
4,814	ACE Ltd. (c)	316,857
9,000	Assurant, Inc.	326,430
25,000	Banco Macro S.A. - ADR (b)(c)	943,500
58,200	Bank of America Corp.	637,872
28,800	BB&T Corp.	772,992
46,000	Fifth Third Bancorp	586,500
13,000	Hartford Financial Services Group, Inc./The (b)	342,810
46,300	Lincoln National Corp. (b)	1,319,087
4,800	M&T Bank Corp. (b)	422,160
16,250	Metlife, Inc. (b)	712,888
50,000	Regions Financial Corp. (b)	310,000
7,000	State Street Corp.	315,630
5,400	Travelers Companies, Inc./The	315,252

		7,321,978

HEALTH CARE: 5.2%
13,000	Gilead Sciences, Inc. (a)	538,330
32,000	Mylan Inc. (a)	789,440
12,000	St. Jude Medical, Inc.	572,160

		1,899,930

INDUSTRIALS: 22.2%
24,000	ABB Ltd. - ADR (c)	622,800
8,800	AGCO Corp. (a)	434,368
9,000	Caterpillar Inc. (b)	958,140
45,600	CSX Corp.	1,195,632
7,400	Cummins Inc.	765,826
10,000	Deere & Co.	824,500
18,000	Embraer SA - ADR (c)	554,040
3,200	Flowserve Corp.	351,648
15,200	Ingersoll-Rand Plc - Class A (b)(c)	690,232
44,000	McDermott International, Inc. (a)(c)	871,640
6,000	Navistar International Corp. (a)	338,760
5,934	Norfolk Southern Corp.	444,635

		8,052,221

INFORMATION TECHNOLOGY: 12.4%
12,800	Adobe Systems Inc. (a)(b)	402,560
6,060	Agilent Technologies, Inc. (a)	309,726
10,000	Autodesk, Inc. (a)	386,000
35,500	EMC Corp. (a)(b)	978,025
40,000	Flextronics International Ltd. (a)(b)(c)	256,800
19,000	Focus Media Holding Ltd. - ADR (a)(c)	590,900
13,000	Lam Research Corp. (a)	575,640

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
12,000	Omnicom Group Inc. (b)	$577,920
20,000	Symantec Corp. (a)	394,400

		4,471,971

MATERIALS: 6.9%
12,800	Cliffs Natural Resources Inc.	1,183,360
10,000	Freeport-McMoRan Copper & Gold Inc.	529,000
20,000	Vale SA - ADR (c)	639,000
25,000	Yongye International, Inc. (a)	131,250

		2,482,610

Total Common Stocks
(Cost $27,014,958)		35,844,778

SHORT TERM INVESTMENT: 1.1%
Money Market Investment: 1.1%
381,974	First American Government Obligations Fund, 0.00% (d)	381,974

Total Short Term Investment
(Cost $381,974)		381,974

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 25.5%
MONEY MARKET INVESTMENT: 25.5%
9,240,441	Mount Vernon Securities Lending Trust Prime Portfolio, 0.20% (d)	9,240,441

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $9,240,441)		9,240,441

TOTAL INVESTMENTS
(Cost $36,637,373), 125.6%		45,467,193
LIABILITIES IN EXCESS OF OTHER ASSETS, (25.6)%		(9,272,628)

TOTAL NET ASSETS, 100.0%		$36,194,565

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2011.
(c)	Foreign Security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$6,247,238	$—	$300,000	$6,547,238
Energy	5,068,830	—	—	5,068,830
Financials	7,321,978	—	—	7,321,978
Health Care	1,899,930	—	—	1,899,930
Industrials	8,052,221	—	—	8,052,221
Information Technology	4,471,971	—	—	4,471,971
Materials	2,482,610	—	—	2,482,610

Total Common Stock	35,544,778	—	300,000	35,844,778

Short Term Investment	381,974	—	—	381,974

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	9,240,441	—	—	9,240,441

Total Investments Purchased With Cash Proceeds From Securities Lending	9,240,441	—	—	9,240,441

Total Investments in Securities	$45,167,193	$—	$300,000	$45,467,193

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$300,000
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2011	$300,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited)

Shares		Value

COMMON STOCKS: 93.6%
CONSUMER DISCRETIONARY: 26.6%
10,000	Advance Auto Parts, Inc. (b)	$584,900
11,000	Cheesecake Factory Inc./The (a)(b)	345,070
60,000	China Dredging Group Ltd. (a)(c)(e)(f)
	(Acquired 10/27/10, Aggregate Cost $300,000)	300,000
9,000	Dollar Tree, Inc. (a)	599,580
30,000	DreamWorks Animation SKG, Inc. (a)(b)	603,000
25,000	Expedia, Inc.	724,750
51,000	Gafisa SA - ADR (c)	482,460
25,000	Hanesbrands, Inc. (a)	713,750
15,000	Herman Miller, Inc.	408,300
13,101	Kingold Jewelry Inc. (a)(b)	18,996
36,900	LKQ Corp. (a)	962,721
800	NVR, Inc. (a)(b)	580,384
35,000	SORL Auto Parts, Inc. (a)	157,500
135,000	Universal Travel Group (a)	534,600
16,500	VistaPrint NV (a)(b)(c)	789,525
85,000	Wonder Auto Technology, Inc. (a)	460,700

		8,266,236

CONSUMER STAPLES: 1.6%
47,500	Zhongpin Inc. (a)(c)	497,800

ENERGY: 10.4%
100,000	China North East Petroleum Holdings Ltd. (a)	325,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

ENERGY, Continued
40,000	Helix Energy Solutions Group Inc. (a)(b)	$662,400
13,700	Holly Corp. (b)	950,780
45,000	L & L Energy, Inc. (a)(b)	230,850
100,000	Longwei Petroleum Investment Holding Ltd. (a)	148,000
20,000	Nabors Industries Ltd. (a)(c)	492,800
21,300	Weatherford International Ltd. (a)(b)(c)	399,375

		3,209,205

FINANCIALS: 10.3%
13,500	Banco Macro S.A. - ADR (c)	509,490
33,500	EZCORP, Inc. - Class A (a)	1,191,763
6,500	Jones Lang LaSalle Inc.	612,950
9,000	KB Financial Group, Inc. - ADR (c)	430,200
7,900	Signature Bank (a)(b)	451,880

		3,196,283

INDUSTRIALS: 13.2%
14,965	AMETEK, Inc.	671,929
45,000	ArvinMeritor, Inc. (a)(b)	721,800
20,500	Belden Inc.	714,630
13,507	Lear Corp.	722,354
28,500	TrueBlue, Inc. (a)	412,680
34,000	United Rentals, Inc. (a)(b)	863,600

		4,106,993

INFORMATION TECHNOLOGY: 20.9%
13,000	Altera Corp. (b)	602,550
25,000	Avago Technologies Ltd.	950,000
54,500	China TransInfo Technology Corp. (a)	201,650
30,000	Ciena Corp. (a)(b)	551,400
60,000	Genpact Limited (a)(c)	1,034,400
19,000	Linear Technology Corp.	627,380
17,500	Plantronics, Inc.	639,275
53,000	Sapient Corp. (a)	796,590
22,000	Synopsys, Inc. (a)	565,620
52,000	TriQuint Semiconductor, Inc. (a)	529,880

		6,498,745

MATERIALS: 10.6%
16,000	Albemarle Corp.	1,107,200
12,200	FMC Corp.	1,049,444
146,000	Gulf Resources Inc. (a)	452,600
131,000	Yongye International, Inc. (a)	687,750

		3,296,994

Total Common Stocks
(Cost $26,852,348)		29,072,256

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

SHORT TERM INVESTMENT: 6.4%
Money Market Investment: 6.4%
2,006,005	First American Government Obligations Fund, 0.00% (d)	$2,006,005

Total Short Term Investment
(Cost $2,006,005)		2,006,005

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 22.7%
MONEY MARKET INVESTMENT: 22.7%
7,041,907	Mount Vernon Securities Lending Trust Prime Portfolio, 0.20% (d)	7,041,907

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $7,041,907)		7,041,907

TOTAL INVESTMENTS.
(Cost $35,900,260), 122.7%		38,120,168
LIABILITIES IN EXCESS OF OTHER ASSETS, (22.7)%		(7,056,068)

TOTAL NET ASSETS, 100.0%		$31,064,100

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2011.
(c)	U.S. Dollar-denominated foreign security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$7,966,236	$—	$300,000	$8,266,236
Consumer Staples	497,800	—	—	497,800
Energy	3,209,205	—	—	3,209,205
Financials	3,196,283	—	—	3,196,283
Industrials	4,106,993	—	—	4,106,993
Information Technology	6,498,745	—	—	6,498,745
Materials	3,296,994	—	—	3,296,994

Total Common Stock	28,772,256	—	300,000	29,072,256

Short Term Investment	2,006,005	—	—	2,006,005

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	7,041,907	—	—	7,041,907

Total Investments Purchased With Cash Proceeds From Securities Lending	7,041,907	—	—	7,041,907

Total Investments in Securities	$37,820,168	$—	$300,000	$38,120,168

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$300,000
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2011	$300,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited)

Shares		Value

COMMON STOCKS: 82.3%
CONSUMER DISCRETIONARY: 15.8%
6,500	BorgWarner, Inc. (a)(b)	$525,135
50,000	China Dredging Group Ltd. (a)(c)(e)(f) (Acquired 10/27/10, Aggregate Cost $250,000)	250,000
15,000	China XD Plastics Co. Ltd. (a)	63,150
30,000	D.R. Horton, Inc. (b)	345,600
27,000	Hanesbrands, Inc. (a)	770,850
15,000	Herman Miller, Inc. (b)	408,300
13,100	Kingold Jewelry Inc. (a)(b)	18,995
900	NVR, Inc. (a)(b)	652,932
65,000	SORL Auto Parts, Inc. (a)	292,500
125,000	Universal Travel Group (a)	495,000
75,000	Wonder Auto Technology, Inc. (a)	406,500

		4,228,962

CONSUMER STAPLES: 0.6%
15,000	Zhongpin Inc (a)(c)	157,200

ENERGY: 10.5%
63,000	China North East Petroleum Holdings Ltd. (a)	204,750
129,500	Gulf Resources Inc. (a)	401,450
25,000	Helix Energy Solutions Group Inc. (a)(b)	414,000
160,000	Longwei Petroleum Investment Holding Ltd. (a)	236,800
8,400	Lufkin Industries, Inc. (b)	722,820
19,000	Nabors Industries Ltd. (a)(c)	468,160

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

ENERGY, Continued
20,000	Weatherford International Ltd. (a)(b)(c)	$375,000

		2,822,980

FINANCIALS: 7.3%
12,000	Banco Macro S.A. - ADR (c)	452,880
12,000	Evercore Partners Inc. - Class A	399,840
20,000	Itau Unibanco Holding SA - ADR (c)	471,000
65,000	Shinhan Financial Group Co., Ltd. - ADR (b)(c)	623,675

		1,947,395

HEALTH CARE: 0.3%
30,000	Jiangbo Pharmaceuticals, Inc. (a)(b)	94,200

INDUSTRIALS: 25.0%
49,500	Aercap Holdings NV (a)(c)	643,995
10,114	Applied Industrial Technologies, Inc. (b)	360,160
32,000	ArvinMeritor, Inc. (a)(b)	513,280
17,000	Belden Inc.	592,620
12,000	Chicago Bridge & Iron Company N.V. (c)	466,800
25,000	EnerSys (a)	860,500
2,518	Flowserve Corp.	276,703
11,000	Foster Wheeler AG (a)(c)	334,180
5,900	Hubbell Inc. - Class B	383,205
11,405	Lear Corp.	609,939
36,150	Quanta Services, Inc. (a)(b)	730,230
14,000	Wabtec Corp.	920,080

		6,691,692

INFORMATION TECHNOLOGY: 15.9%
75,000	China TransInfo Technology Corp. (a)	277,500
42,500	Genpact Limited (a)(c)	732,700
22,500	Microsemi Corp. (a)	461,250
20,000	Plantronics, Inc.	730,600
10,000	Plexus Corp. (a)	348,100
70,000	Pulse Electronics Corp. (b)	309,400
45,000	Sapient Corp. (a)	676,350
19,500	Taleo Corp. - Class A (a)(b)	722,085

		4,257,985

MATERIALS: 6.9%
9,000	FMC Corp. (b)	774,180
9,000	Rayonier Inc. (b)	588,150
92,000	Yongye International, Inc. (a)	483,000

		1,845,330

Total Common Stocks
(Cost $20,136,177)		22,045,744

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

SHORT TERM INVESTMENT: 17.8%
Money Market Investment: 17.8%
4,759,758	First American Government Obligations Fund, 0.00% (d)	$4,759,758

Total Short Term Investment
(Cost $4,759,758)		4,759,758

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 26.4%
MONEY MARKET INVESTMENT: 26.4%
7,072,935	Mount Vernon Securities Lending Trust Prime Portfolio, 0.20% (d)	7,072,935

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $7,072,935)		7,072,935

TOTAL INVESTMENTS
(Cost $31,968,870), 126.5%		33,878,437
LIABILITIES IN EXCESS OF OTHER ASSETS, (26.5)%		(7,099,873)

TOTAL NET ASSETS, 100.0%		$26,778,564

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at June 30, 2011.
(c)	U.S. Dollar-denominated foreign security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$3,978,962	$—	$250,000	$4,228,962
Consumer Staples	157,200	—	—	157,200
Energy	2,822,980	—	—	2,822,980
Financials	1,947,395	—	—	1,947,395
Health Care	94,200	—	—	94,200
Industrials	6,691,692	—	—	6,691,692
Information Technology	4,257,985	—	—	4,257,985
Materials	1,845,330	—	—	1,845,330

Total Common Stock	21,795,744	—	250,000	22,045,744

Short Term Investment	4,759,758	—	—	4,759,758

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	7,072,935	—	—	7,072,935

Total Investments Purchased With Cash Proceeds From Securities Lending	7,072,935	—	—	7,072,935

Total Investments in Securities	$33,628,437	$—	$250,000	$33,878,437

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$250,000
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2011	$250,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited)

Shares		Value

COMMON STOCKS: 97.6%
CONSUMER DISCRETIONARY: 7.6%
12,500	Best Buy Co., Inc.	$392,625
32,000	Garmin Ltd. (b)	1,056,960
60,000	Mattel, Inc.	1,649,400
28,000	McDonald’s Corp.	2,360,960
58,300	Regal Entertainment Group - Class A	720,005
21,851	Stein Mart, Inc.	210,644

		6,390,594

CONSUMER STAPLES: 25.3%
14,250	Altria Group, Inc.	376,342
50,000	B & G Foods, Inc. - Class A	1,031,000
15,000	BJ’s Wholesale Club, Inc. (a)	755,250
3,200	Cal-Maine Foods, Inc.	102,272
15,000	Campbell Soup Co.	518,250
18,000	Clorox Co./The	1,213,920
25,000	ConAgra Foods, Inc.	645,250
19,400	General Mills, Inc.	722,068
7,035	H.J. Heinz & Co.	374,825
24,000	Hershey Co./The	1,364,400
10,000	Imperial Tobacco Group PLC - ADR (b)	664,976
2,600	J.M. Smucker Co./The	198,744
16,500	Kellogg Co.	912,780
12,000	Kimberly-Clark Corp.	798,720

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

CONSUMER STAPLES, Continued
20,382	Kraft Foods, Inc. - Class A	$718,058
8,000	Lancaster Colony Corp.	486,560
12,526	Lorillard, Inc.	1,363,706
30,000	Philip Morris International Inc.	2,003,100
22,569	Procter & Gamble Co./The	1,434,711
10,692	Reynolds American, Inc.	396,139
46,000	Sysco Corp.	1,434,280
20,000	Unilever Plc - ADR (b)	647,800
80,385	Vector Group Ltd.	1,430,049
29,000	Wal-Mart Stores, Inc.	1,541,060

		21,134,260

ENERGY: 11.9%
4,400	Buckeye Partners LP	284,064
9,783	Chevron Corp.	1,006,084
23,000	Crestwood Midstream Partners LP	619,850
9,000	Dorchester Minerals LP	242,550
15,000	Enbridge Energy Partners LP	451,050
3,700	Energy Transfer Partners LP	180,819
21,692	Enterprise Products Partners LP	937,311
16,938	Exxon Mobil Corp.	1,378,414
5,700	Kinder Morgan Energy Partners LP	413,820
11,250	Nustar Energy LP	727,763
17,000	Occidental Petroleum Corp.	1,768,680
1,200	ONEOK Partners, LP	102,360
24,806	Penn West Energy Trust (b)	572,522
9,800	Plains All American Pipeline LP	627,200
13,928	TransCanada Corp. (b)	610,604

		9,923,091

FINANCIALS: 3.3%
13,200	Arthur J. Gallagher & Co.	376,728
32,000	Cincinnati Financial Corp.	933,760
5,901	Comerica, Inc.	203,998
28,571	FirstMerit Corp.	471,707
5,935	NBT Bancorp, Inc.	131,342
6,067	Travelers Companies, Inc./The	354,191
10,000	U.S. Bancorp	255,100

		2,726,826

HEALTH CARE: 4.8%
10,000	Abbott Laboratories	526,200
61,609	Bristol-Myers Squibb Co.	1,784,197
11,000	Johnson & Johnson	731,720
9,150	Merck & Co., Inc.	322,903
32,000	Pfizer Inc.	659,200

		4,024,220

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

INDUSTRIALS: 3.7%
3,400	3M Co.	$322,490
3,600	Cooper Industries PLC - Class A (b)	214,812
25,000	Deluxe Corp.	617,750
32,997	General Electric Co.	622,323
1,872	Honeywell International, Inc.	111,553
4,074	Landauer, Inc.	250,918
32,000	Olin Corp.	725,120
9,170	Weyerhaeuser Co.	200,456

		3,065,422

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 12.2%
32,800	AT&T, Inc.	1,030,248
27,000	Cellcom Israel Ltd. (b)	748,440
10,000	CenturyTel, Inc.	404,300
58,400	Consolidated Communications Holdings, Inc.	1,135,296
49,300	Deutsche Telekom AG - ADR (b)	773,024
88,368	Frontier Communications Corp.	713,130
35,000	Intel Corp.	775,600
65,000	Microsoft Corp.	1,690,000
22,648	Reed Elsevier N.V. - ADR (b)	610,590
25,367	Verizon Communications, Inc.	944,413
104,228	Windstream Corp.	1,350,795

		10,175,836

MATERIALS: 1.4%
36,000	Acadian Timber Corp. (b)	440,085
7,000	E.I. du Pont de Nemours & Co.	378,350
12,000	Southern Copper Corp.	394,440

		1,212,875

REITS: 11.8%
17,229	Apartment Investment & Management Co. - Class A	439,856
8,914	Camden Property Trust	567,108
57,828	CommonWealth REIT	1,494,276
8,200	Entertainment Properties Trust	382,940
29,046	Health Care Property Investors, Inc.	1,065,698
11,612	Health Care REIT, Inc.	608,817
17,000	Healthcare Realty Trust, Inc.	350,710
15,385	Liberty Property Trust	501,243
8,000	National Health Investors, Inc.	355,440
16,500	National Retail Properties Inc.	404,415
38,879	Nationwide Health Properties, Inc.	1,609,979
16,973	Pennsylvania Real Estate Investment Trust	266,476
13,000	Senior Housing Properties Trust	304,330
10,036	Sovran Self Storage, Inc.	411,476
24,984	Tanger Factory Outlet Centers, Inc.	668,822
13,115	Washington Real Estate Investment Trust	426,500

		9,858,086

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

SHIPPING & TRANSPORTATION: 2.2%
42,370	Fly Leasing Ltd. - ADR (b)	$560,555
55,000	Jazz Air Income Fund (b)	286,847
12,000	Knightsbridge Tankers Ltd. (b)	264,360
31,000	Nordic American Tanker Shipping Limited (b)	704,940

		1,816,702

UTILITIES: 13.4%
8,200	Amerigas Partners LP	369,246
15,000	Atmos Energy Corp.	498,750
20,000	Brookfield Infrastructure Partners LP (b)	501,000
4,536	Cleco Corp.	158,080
9,506	Duke Energy Corp.	178,998
12,452	EQT Corp.	653,979
7,300	Ferrellgas Partners LP	164,761
10,000	FirstEnergy Corp.	441,500
24,010	Hawaiian Electric Industries, Inc.	577,681
5,500	ITC Holdings Corp.	394,735
11,986	National Fuel Gas Co.	872,581
20,000	National Grid PLC - ADR (b)	988,600
20,000	NiSource Inc.	405,000
11,000	Northeast Utilities	386,870
8,396	Northwest Natural Gas Co.	378,911
16,000	NSTAR	735,680
4,000	OGE Energy Corp.	201,280
4,185	Pinnacle West Capital Corp.	186,567
12,000	Portland General Electric Co.	303,360
20,000	PPL Corporation	556,600
15,629	Progress Energy, Inc.	750,348
4,753	Spectra Energy Corp.	130,280
11,200	Suburban Propane Partners LP	585,536
11,000	UIL Holdings Corp.	355,850
19,318	United Utilities Group Plc - ADR (b)	371,547

		11,147,740

Total Common Stocks
(Cost $67,671,168)		81,475,652

PREFERRED STOCK: 1.3%
INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 0.3%
10,000	Qwest Corp. (a)	256,800

REITS: 1.0%
10,000	CommonWealth REIT (a)	249,900
10,000	First Potomac Reality Trust	253,400

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Value

REITS, Continued
10,000	Public Storage Series Q	$256,200
1,760	Public Storage Series N	45,514

		805,014

TOTAL PREFERRED STOCK
(Cost $1,044,000)		1,061,814

SHORT TERM INVESTMENT: 2.4%
Money Market Investment: 2.4%
1,996,950	Fidelity Institutional Money Market Portfolio, 0.13% (c)	1,996,950

Total Short Term Investment
(Cost $1,996,950)		1,996,950

TOTAL INVESTMENTS
(Cost $70,712,118), 101.3%		84,534,416
LIABILITIES IN EXCESS OF OTHER ASSETS, (1.3)%		(1,107,931)

TOTAL NET ASSETS, 100.0%		$83,426,485

(a)	Non Income Producing.
(b)	Foreign Security.
(c)	7-Day Yield.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$6,390,594	$—	$—	$6,390,594
Consumer Staples	21,134,260	—	—	21,134,260
Energy	9,923,091	—	—	9,923,091
Financials	2,726,826	—	—	2,726,826
Health Care	4,024,220	—	—	4,024,220
Industrials	3,065,422	—	—	3,065,422
Information Technology & Telecommunication Services	10,175,836	—	—	10,175,836
Materials	1,212,875	—	—	1,212,875
REITs	9,858,086	—	—	9,858,086
Shipping & Transportation	1,816,702	—	—	1,816,702
Utilities	11,147,740	—	—	11,147,740

Total Common Stock	81,475,652	—	—	81,475,652

Preferred Stock
Information Technology & Telecommunication Services	256,800	—	—	256,800
REITs	805,014	—	—	805,014

Total Preferred Stock	1,061,814	—	—	1,061,814

Short Term Investment	1,996,950	—	—	1,996,950

Total Investments in Securities	$84,534,416	$—	$—	$84,534,416

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited)

Principal Amount		Coupon Rate	Maturity Date		Value

CORPORATE BONDS: 85.6%
CONSUMER DISCRETIONARY: 4.5%
$700,000	American Axle & Manufacturing, Inc.	7.875%	03/01/2017	(b)	$700,000
240,000	Autozone Inc.	6.950%	06/15/2016		278,248
250,000	Best Buy Co., Inc.	6.750%	07/15/2013		273,115
214,000	Cox Communications Inc.	6.850%	01/15/2018		246,975
231,000	Cox Communications Inc.	7.250%	11/15/2015		268,580
250,000	Hasbro Inc.	6.125%	05/15/2014		276,112
500,000	Home Depot, Inc.	5.400%	03/01/2016		558,707
50,000	Macy’s Retail Holdings, Inc.	7.450%	09/15/2011		50,461
10,000	Macy’s Retail Holdings, Inc.	7.450%	10/15/2016		11,798
50,000	Newell Rubbermaid Inc.	6.250%	04/15/2018		55,962
250,000	Royal Caribbean Cruises (c)	6.875%	12/01/2013		266,875
150,000	Stanley Works	6.150%	10/01/2013		164,424
311,000	Toys ‘R’ Us, Inc.	7.375%	10/15/2018		302,059
11,000	Toys ‘R’ Us Property Company II, LLC	8.500%	12/01/2017		11,495
500,000	Tupperware Brands Corp.	4.750%	06/01/2021		493,032
100,000	WPP Finance (UK) Corp. (c)	5.875%	06/15/2014		109,841

					4,067,684

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date		Value

CONSUMER STAPLES: 6.1%
$250,000	Altria Group, Inc.	7.750%	02/06/2014		$286,215
244,000	B & G Foods, Inc.	7.625%	01/15/2018		256,810
500,000	Bunge Limited Finance Corp.	5.100%	07/15/2015		537,622
257,000	Bunge Limited Finance Corp.	5.875%	05/15/2013		273,831
55,000	Bunge NA Finance LP	5.900%	04/01/2017		60,114
250,000	Campbell Soup Co.	8.875%	05/01/2021		338,184
132,000	CVS Caremark Corp.	5.750%	08/15/2011		132,759
400,000	Heinz (H.J.) Finance Co.	6.000%	03/15/2012		415,163
10,000	Hershey Co./The	5.300%	09/01/2011		10,078
46,000	Kraft Foods, Inc.	5.625%	11/01/2011		46,736
500,000	Lorillard Tobacco Co.	8.125%	06/23/2019	(b)	582,376
250,000	PepsiAmericas Inc.	4.875%	01/15/2015		278,286
400,000	Philip Morris International Inc.	4.875%	05/16/2013		429,092
321,000	Reynolds American, Inc.	6.750%	06/15/2017	(b)	370,619
252,000	Reynolds American, Inc.	7.250%	06/01/2013		278,598
290,000	Reynolds American, Inc.	7.625%	06/01/2016	(b)	347,832
99,000	RJ Reynolds Tobacco Holdings	7.250%	06/01/2012		104,573
750,000	WM Wrigley Jr Co.	4.650%	07/15/2015		786,797

					5,535,685

ENERGY: 10.2%
1,000,000	Amerigas Partners LP	6.500%	05/20/2021		1,010,000
40,000	Boardwalk Pipelines LLC	5.200%	06/01/2018		89,174
221,000	Boardwalk Pipelines LLC	5.500%	02/01/2017		243,572
146,000	Boardwalk Pipelines LLC	5.875%	11/15/2016		163,050
100,000	BP Capital Markets PLC (c)	1.550%	08/11/2011		100,104
400,000	Buckeye Partners	4.625%	07/15/2013		423,899
155,000	Buckeye Partners	6.050%	01/15/2018		174,303
120,000	DCP Midstream Operating, LP	3.250%	10/01/2015		120,762
20,000	Enbridge Energy Partners	5.350%	12/15/2014		22,049
191,000	Enbridge Energy Partners	5.875%	12/15/2016		217,687
20,000	Enbridge Energy Partners	6.500%	04/15/2018		22,930
426,000	Energy Transfer Partners	6.125%	02/15/2017		474,516
205,000	Energy Transfer Partners	8.500%	04/15/2014		238,508
35,000	Husky Energy Inc. (c)	6.200%	09/15/2017		39,662
310,000	Kerr-McGee Corp.	6.875%	09/15/2011		313,665
284,000	Kinder Morgan Energy Partners, LP	5.625%	02/15/2015	(b)	316,876
50,000	Kinder Morgan Energy Partners, LP	5.950%	02/15/2018		55,709
135,000	Kinder Morgan Inc.	6.500%	09/01/2012		141,750
250,000	Massey Energy Co. Convertible	3.250%	08/01/2015		265,313
250,000	Nustar Logistics LP	7.650%	04/15/2018		298,618
300,000	Nustar Pipeline Opertations	5.875%	06/01/2013	(b)	321,168

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date		Value

ENERGY, Continued
$396,000	Panhandle Eastern Pipeline	7.000%	06/15/2018		$465,854
234,000	Petrobras International Finance Co. (c)	9.750%	07/06/2011	(b)	234,000
205,000	Plains All American Pipeline	5.875%	08/15/2016		229,511
75,000	Regency Energy Partners	6.875%	12/01/2018		77,625
951,000	Sabine Pass LNG, LP	7.250%	11/30/2013	(b)	974,775
100,000	Sabine Pass LNG, LP	7.500%	11/30/2016		102,500
240,000	Spectra Energy Capital, LLC	5.500%	03/01/2014		262,608
497,000	Spectra Energy Capital, LLC	6.750%	07/15/2018		563,451
480,000	Targa Resources Partners	8.250%	07/01/2016		506,400
211,000	Transocean Inc. (c)	7.375%	04/15/2018		245,692
515,000	Valero Energy Corp.	6.125%	06/15/2017	(b)	582,902

					9,298,633

FINANCIALS: 20.8%
300,000	Aegon NV (c)	4.625%	12/01/2015	(b)	317,918
100,000	American Express Bank	6.000%	09/13/2017		112,802
722,000	American Express Co.	5.250%	09/12/2011		728,224
40,000	American Express Credit Co.	5.700%	09/15/2011		40,353
80,000	American Express Credit Co.	6.050%	09/15/2011		80,839
250,000	American Express Credit Co.	7.300%	08/20/2013		278,247
250,000	Axis Specialty Finance (c)	5.875%	06/01/2020	(b)	256,373
9,000	Bank of America Corp.	5.000%	05/15/2015		9,017
10,000	Bank of America Corp.	5.000%	03/15/2016		9,980
20,000	Bank of America Corp.	5.150%	08/15/2015		20,051
81,000	Bank of America Corp.	5.250%	03/15/2015		81,338
186,000	Bank of America Corp.	5.250%	08/15/2015		186,473
29,000	Bank of America Corp.	5.250%	12/15/2015		29,106
100,000	Bank of America Corp.	5.375%	12/15/2014		101,407
442,000	Bank of America Corp.	5.420%	03/15/2017		450,909
40,000	Bank of America Corp.	5.450%	01/15/2018		40,390
10,000	Bank of America Corp.	5.500%	02/15/2014		10,023
11,000	Bank of America Corp.	5.500%	11/15/2014		11,030
25,000	Bank of America Corp.	5.500%	02/15/2015		25,068
96,000	Bank of America Corp.	5.500%	11/15/2015		96,221
5,000	Bank of America Corp.	5.500%	12/15/2015		5,044
28,000	Bank of America Corp.	5.500%	12/15/2018		27,629
195,000	Bank of America Corp.	5.550%	12/15/2015		195,456
761,000	Bank of America Corp.	5.600%	02/15/2016	(b)	762,880
65,000	Bank of America Corp.	5.625%	11/15/2015		64,610
30,000	Bank of America Corp.	5.650%	12/15/2015		30,285
50,000	Bank of America Corp.	5.700%	11/15/2014		50,453
7,000	Bank of America Corp.	5.750%	08/15/2014		7,021
86,000	Bank of America Corp.	5.750%	05/15/2016		86,610
60,000	Bank of America Corp.	5.750%	06/15/2016		60,505

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date		Value

FINANCIALS, Continued
$10,000	Bank of New York Mellon Corp./The	5.550%		03/16/2020		$10,053
682,000	BB&T Corp.	5.550%		01/22/2017		745,890
252,000	Capital One Financial Corp.	5.700%		09/15/2011		254,530
1,057,000	CNA Financial Corp.	6.950%		01/15/2018		1,162,642
110,000	Countrywide Financial Corp.	6.000	%(a)	07/28/2015		110,116
63,000	Countrywide Financial Corp.	6.000%		08/26/2020		63,086
60,000	Countrywide Home Loan	6.000%		01/24/2018		77,007
1,035,000	Dresdner Bank - New York (c)	7.250%		09/15/2015		1,093,278
675,000	General Electric Capital Corp.	5.250%		01/15/2016		668,041
169,000	General Electric Capital Corp.	5.250%		02/15/2016		166,330
189,000	General Electric Capital Corp.	5.375%		02/15/2016		185,989
289,000	General Electric Capital Corp.	5.450%		01/15/2016		285,770
10,000	General Electric Capital Corp.	5.500	%(a)	09/30/2016		10,015
38,000	General Electric Capital Corp.	5.500	%(a)	10/28/2016		38,071
300,000	General Electric Capital Corp.	5.625%		09/15/2017		331,207
283,000	General Electric Capital Corp.	5.625%		12/15/2017		277,227
22,000	General Electric Capital Corp.	6.000%		05/15/2015		22,113
275,000	General Electric Capital Corp.	6.000	%(a)	11/28/2017		271,066
426,000	Genworth Global Funding Trusts	5.375%		09/15/2011		429,467
250,000	Goldman Sachs Group, Inc.	5.350%		01/15/2016		269,773
1,000,000	Goldman Sachs Group, Inc.	5.625%		01/15/2017		1,058,638
200,000	Goldman Sachs Group, Inc.	5.950%		01/18/2018		215,575
300,000	Goldman Sachs Group, Inc.	6.250%		09/01/2017	(b)	331,022
20,000	HSBC Finance Corp.	5.400%		09/15/2011		20,134
228,000	HSBC Finance Corp.	5.500%		01/19/2016		249,300
600,000	Janus Capital Group Inc.	6.700%		06/15/2017		657,754
350,000	Jefferies Group Inc.	5.875%		06/08/2014	(b)	382,559
250,000	Jefferies Group Inc.	7.750%		03/15/2012	(b)	261,089
150,000	JP Morgan Chase & Co.	5.300%		05/15/2018		150,308
193,000	JP Morgan Chase & Co.	6.125%		06/27/2017		215,675
20,000	Key Bank N.A.	5.700%		08/15/2012		20,937
337,000	Lazard Group LLC	7.125%		05/15/2015		379,197
400,000	Lehman Brothers Holdings, Inc. (d)	7.000%		09/28/2037		104,500
632,000	Lloyds TSB Bank PLC (c)	4.875%		01/21/2016	(b)	646,391
700,000	Merrill Lynch & Co. Inc.	5.700%		05/02/2017	(b)	729,120
250,000	Morgan Stanley	4.750%		04/01/2014	(b)	260,597
10,000	Morgan Stanley	5.375%		10/15/2015		10,690
1,195,000	Morgan Stanley	5.375	%(a)	05/26/2025		1,176,038
40,000	Progressive Corp.	7.000%		10/01/2013		44,365
250,000	Salomon Smith Barney Holdings, Inc.	7.300%		08/01/2013		270,331
225,000	Sears Roebuck Acceptance Corp.	6.750%		08/15/2011		225,878

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date		Value

FINANCIALS, Continued
$355,000	Silicon Valley Bank	6.050%	06/01/2017		$400,661
100,000	Wells Fargo Bank NA	5.750%	05/16/2016	(b)	111,244
414,000	Wells Fargo & Co.	6.375%	08/01/2011		415,632

					18,985,568

HEALTH CARE: 0.3%
250,000	Boston Scientific Corp.	4.500%	01/15/2015		263,593

INDUSTRIALS: 3.9%
250,000	Caterpillar Inc.	7.000%	12/15/2013		285,379
388,000	CNH America LLC	7.250%	01/15/2016	(b)	422,435
465,000	Embraer Overseas Ltd. (c)	6.375%	01/24/2017	(b)	511,500
250,000	Ingersoll - Rand Global Holding Co. (c)	9.500%	04/15/2014		300,187
500,000	Joy Global Inc.	6.000%	11/15/2016		563,246
250,000	Lennox International Inc.	4.900%	05/15/2017		265,526
148,000	Manitowoc Co. Inc./The	9.500%	02/15/2018	(b)	160,765
620,000	Owens Corning Inc.	6.500%	12/01/2016		674,611
150,000	Ryder System Inc.	3.600%	03/01/2016		153,693
250,000	Worthington Industries	6.500%	04/15/2020		268,831

					3,606,173

INFORMATION TECHNOLOGY: 5.0%
96,000	Advanced Micro Devices, Inc.	6.000%	05/01/2015		97,320
375,000	Advanced Micro Devices, Inc.	8.125%	12/15/2017	(b)	914,375
105,000	Applied Materials Inc.	7.125%	10/15/2017		126,683
310,000	Arrow Electronics Inc.	6.875%	06/01/2018		345,032
128,000	Avnet Inc.	6.625%	09/15/2016		144,939
225,000	Cardtronics, Inc.	8.250%	09/01/2018		239,906
129,000	Corning Inc.	6.200%	03/15/2016		145,621
35,000	Corning Inc.	8.875%	03/15/2016		43,075
250,000	Dell Inc.	3.100%	04/01/2016	(b)	255,339
250,000	Dell Inc.	4.625%	04/01/2021	(b)	254,222
315,000	Hewlett-Packard Co.	4.500%	03/01/2013		333,600
265,000	Intuit Inc.	5.750%	03/15/2017		297,446
200,000	KLA-Tencor Corp.	6.900%	05/01/2018		225,924
258,000	Linear Technology Corp.	3.000%	05/01/2027		273,158
330,000	National Semiconductor Corp.	6.600%	06/15/2017		388,392
468,000	Nokia OYJ (c)	5.375%	05/15/2019		449,621

					4,534,653

MATERIALS: 10.8%
500,000	Airgas, Inc.	2.950%	06/15/2016		498,830
500,000	Alcoa Inc.	5.550%	02/01/2017	(b)	531,995
718,000	Alcoa Inc.	5.720%	02/23/2019		746,812
250,000	Arcelormittal (c)	5.375%	06/01/2013		266,179
92,000	Arcelormittal (c)	6.125%	06/01/2018	(b)	98,539
268,000	Arcelormittal (c)	9.000%	02/15/2015		319,882

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date		Value

MATERIALS, Continued
$300,000	Cabot Corp.	5.000%	10/01/2016		$321,594
493,000	Celulosa Arauco y Constutucion SA (c)	7.750%	09/13/2011		499,324
186,000	Dow Chemical Co./The	5.100%	07/15/2017		186,107
400,000	International Paper Co.	5.250%	04/01/2016		432,133
500,000	International Paper Co.	5.500%	01/15/2014	(b)	529,575
378,000	Lafarge SA (c)	6.150%	07/15/2011		378,511
258,000	Rio Tinto Finance USA Ltd. (c)	8.950%	05/01/2014		309,825
500,000	Rohm & Haas Co.	6.000%	09/15/2017		568,507
380,000	Southern Copper Corp.	6.375%	07/27/2015		419,219
100,000	Vale Inco Ltd. (c)	5.700%	10/15/2015		110,043
1,243,000	Vulcan Materials	6.400%	11/30/2017		1,213,234
985,000	Xstrata Canada Corp. (c)	5.500%	06/15/2017		1,077,837
1,192,000	Xstrata Canada Corp. (c)	6.000%	10/15/2015		1,328,484

					9,836,630

REITS: 7.2%
44,000	Arden Realty LP	5.200%	09/01/2011		44,310
500,000	BioMed Realty, LP	3.850%	04/15/2016		503,945
58,000	Duke Realty LP	5.625%	08/15/2011		58,274
250,000	HCP, Inc.	5.650%	12/15/2013		273,916
373,000	HCP, Inc.	5.950%	09/15/2011		376,626
215,000	HCP, Inc.	6.000%	03/01/2015		239,248
250,000	HCP, Inc.	6.000%	01/30/2017	(b)	275,287
428,000	HCP, Inc.	6.300%	09/15/2016		478,448
268,000	Health Care REIT, Inc.	5.875%	05/15/2015		295,682
695,000	Healthcare Realty Trust, Inc.	5.125%	04/01/2014		740,774
20,000	Healthcare Realty Trust, Inc.	6.500%	01/17/2017		22,262
20,000	HRPT Properties Trust	6.250%	08/15/2016	(b)	21,899
46,000	HRPT Properties Trust	6.400%	02/15/2015		50,877
113,000	HRPT Properties Trust	6.500%	01/15/2013		117,299
300,000	HRPT Properties Trust	6.650%	01/15/2018		333,490
80,000	Liberty Property LP	7.500%	01/15/2018		93,964
350,000	National Retail Properties Inc.	6.875%	10/15/2017		390,379
250,000	Nationwide Health Properties, Inc.	6.250%	02/01/2013		265,945
129,000	Realty Income Corp.	5.950%	09/15/2016		142,928
500,000	Senior Housing Properties Trust	4.300%	01/15/2016		504,558
408,000	Simon Property Group LP	5.750%	12/01/2015	(b)	457,987
600,000	Simon Property Group LP	6.100%	05/01/2016		689,125
115,000	Tanger Properties LP	6.150%	11/15/2015		128,361
50,000	Ventas Realty LP	6.500%	06/01/2016		51,650

					6,557,234

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date		Value

SHIPPING & TRANSPORTATION: 2.4%
$345,000	American Airlines	7.858%	10/01/2011		$349,313
150,000	Burlington Northern Santa Fe	7.000%	02/01/2014		170,757
115,000	CSX Corp.	7.900%	05/01/2017		141,512
766,933	FedEx Corp.	7.020%	01/15/2016		847,461
170,000	GATX Corp.	6.000%	02/15/2018		184,614
49,000	Ship Finance International Ltd. (c)	8.500%	12/15/2013		49,061
400,000	Union Pacific Corp.	4.875%	01/15/2015		438,555

					2,181,273

TELECOMMUNICATION SERVICES: 4.7%
186,000	America Movil, SAB de CV (c)	5.750%	01/15/2015		207,359
250,000	AT&T Mobility LLC	6.500%	12/15/2011		256,378
308,000	British Telecommunications Plc (c)	5.150%	01/15/2013		326,546
250,000	British Telecommunications Plc (c)	5.950%	01/15/2018		276,121
100,000	Qwest Corp.	6.500%	06/01/2017	(b)	108,500
252,000	Qwest Corp.	8.375%	05/01/2016		297,360
222,000	Telecom Italia Capital (c)	4.950%	09/30/2014		231,472
196,000	Telecom Italia Capital (c)	5.250%	11/15/2013		205,756
378,000	Telecom Italia Capital (c)	5.250%	10/01/2015		392,978
271,000	Telecom Italia Capital (c)	6.200%	07/18/2011		271,471
500,000	Telecom Italia Capital (c)	6.999%	06/04/2018		546,841
100,000	Telefonica de Argentina SA (c)	8.850%	08/01/2011		100,500
500,000	Telefonica Emisiones S.A.U. (c)	3.992%	02/16/2016		505,762
250,000	Telefonica Emisiones S.A.U. (c)	4.949%	01/15/2015	(b)	266,035
250,000	Verizon New England Inc.	4.750%	10/01/2013		266,398

					4,259,477

UTILITIES: 9.7%
310,000	American Water Capital Corp.	6.085%	10/15/2017		357,284
120,000	Appalachian Power Co.	4.950%	02/01/2015		128,843
44,000	Arizona Public Service Co.	6.250%	08/01/2016		50,306
250,000	Arizona Public Service Co.	6.500%	03/01/2012		259,185
10,000	Cleveland Electric Illuminating Co./The	5.700%	04/01/2017		10,934
10,000	Cleveland Electric Illuminating Co./The	7.880%	11/01/2017		12,261
250,000	Commonwealth Edison	4.700%	04/15/2015		272,352
100,000	Consolidated Edison Co. of New York, Inc.	5.850%	04/01/2018		114,711
45,000	Consumers Energy Co.	6.875%	03/01/2018		50,647
263,000	Enersis SA (c)	7.375%	01/15/2014		292,848
45,000	Enersis SA/Cayman Island (c)	7.400%	12/01/2016		52,802

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

UTILITIES, Continued
$24,000	Entergy Mississippi, Inc.	4.950%	06/01/2018	$24,013
500,000	Entergy Mississippi, Inc.	6.640%	07/01/2019	553,375
250,000	Entergy New Orleans Inc.	5.250%	08/01/2013	263,284
190,000	Entergy Texas, Inc.	7.125%	02/01/2019	222,912
265,000	Jersey Central Power & Light	5.625%	05/01/2016	297,669
500,000	National Fuel Gas Co.	6.700%	11/21/2011	510,725
270,000	National Grid Plc (c)	6.300%	08/01/2016	310,142
300,000	National Rural Utilities	6.550%	11/01/2018	348,974
250,000	National Rural Utilities Cooperative	5.450%	04/10/2017	282,638
286,000	NextEra Energy Capital Holdings, Inc.	5.625%	09/01/2011	288,156
266,000	Nisource Finance Corp.	5.400%	07/15/2014	292,408
163,000	Nisource Finance Corp.	7.860%	03/27/2017	190,115
400,000	Northern Indiana Public Services	7.590%	06/12/2017	470,168
300,000	Northern State Power (A Minnesota Corporation)	8.000%	08/28/2012	324,572
236,000	Ohio Edison	5.450%	05/01/2015	257,894
217,000	Ohio Edison	6.400%	07/15/2016	247,729
500,000	Pacificorp	5.450%	09/15/2013	546,447
60,000	Pennsylvania Electric Co.	6.050%	09/01/2017	67,282
105,000	PPL Energy Supply, LLC	6.200%	05/15/2016	117,724
62,000	PPL Energy Supply, LLC	6.500%	05/01/2018	69,952
500,000	Puget Energy, Inc.	6.000%	09/01/2021	501,460
57,000	Puget Sound Energy, Inc.	6.740%	06/15/2018	66,656
581,000	Southwestern Electric Power	5.875%	03/01/2018	640,195
250,000	Southwestern Public Service	8.750%	12/01/2018	320,651
10,000	Xcel Energy Inc.	5.613%	04/01/2017	11,107

				8,828,421

TOTAL CORPORATE BONDS
(Cost $75,092,159)				77,955,024

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.6%
Federal Farm Credit Bank – 0.0%
25,000		4.000%	08/10/2016	25,099
25,000		4.190%	02/24/2020	25,530

				50,629

Federal Home Loan Bank – 1.4%
60,000		4.125%	01/20/2021	59,983
800,000		4.200%	01/28/2020	824,204
50,000		4.375%	04/16/2020	51,213
20,000		4.625%	07/08/2019	20,017
70,000		4.750%	07/08/2019	70,062

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

Federal Home Loan Bank, Continued
$10,000		5.450%		07/25/2018	$10,034
225,000		5.500%		08/20/2018	245,547

					1,281,060

Federal Home Loan Mortgage Corporation – 1.9%
95,000		4.000	%(a)	03/24/2025	95,125
135,000		4.000	%(a)	04/15/2025	135,170
154,000		4.100%		07/15/2019	154,233
52,000		4.250%		07/15/2019	52,081
10,000		4.250%		08/15/2019	10,049
87,946		5.500%		05/01/2037	95,219
500,000		6.000%		08/22/2022	503,708
675,000		6.050%		08/22/2022	679,944

					1,725,529

Federal Home Loan Mortgage Corporation Mortgage Backed Securities – 1.0%
167,235	Series 2668, Class OE	5.000%		10/15/2028	169,703
323,392	Series 3165, Class NC	5.500%		01/15/2032	327,165
31,924	Series R006, Class AK	5.750%		12/15/2018	32,985
373,124	Series 3165, Class GC	6.000%		05/15/2032	380,904

					910,757

Federal National Mortgage Association – 0.0%
10,000		4.000	%(a)	04/27/2026	10,075

Federal National Mortgage Association Mortgage Backed Securities – 0.3%
235,759	Series 2006-63, Class QD	5.500%		02/25/2030	239,075

TOTAL U.S. GOVERNMENT AGENT OBLIGATIONS
(Cost $4,164,836)					4,217,125

Shares
PREFERRED STOCKS: 3.5%
Closed-End: 1.2%
10	Advent Claymore Convertable Security	1.411	%(a)		249,999
3	Eaton Vance Floating Rate Income Trust Preferred Auction Series B	1.411	%(a)		75,000
9	Eaton Vance Limited Duration Income Fund Series B	0.150	%(a)		225,000
7	Eaton Vance Limited Duration Income Fund Series C	0.075	%(a)		175,000
7	Eaton Vance Limited Duration Income Fund Series D	0.105	%(a)		175,000
7	Eaton Vance Limited Duration Income Fund Series E	0.197	%(a)		175,000

					1,074,999

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Shares		Coupon Rate		Maturity Date	Value

Financials: 1.2%
30,000	HSBC Holdings PLC (c)	8.000%			$815,700
10,000	JPM Chase Capital XXVIII	7.200	%(a)		258,600

					1,074,300

REITS: 0.3%
10,000	First Potomac Reality Trust	7.750%			253,400

Telecommunication Services: 0.8%
20,000	Qwest Corp.	7.375%			513,600
10,000	United States Cellular Corp.	6.950%			250,500

					764,100

TOTAL PREFERRED STOCKS
(Cost $3,075,000)					3,166,799

SHORT TERM INVESTMENT – 2.4%
Money Market Investment – 2.4%
2,190,799	Fidelity Institutional Money Market Portfolio, 0.13% (e)				2,190,799

Total Short Term Investment
(Cost $2,190,799)					2,190,799

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 10.4%
MONEY MARKET INVESTMENT: 10.4%
9,489,631	Mount Vernon Securities Lending Trust Prime Portfolio, 0.20% (e)				9,489,631

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $9,489,631)					9,489,631

TOTAL INVESTMENTS
(Cost $94,012,425), 106.5%					97,019,378
LIABILITIES IN EXCESS OF OTHER ASSETS, (6.5)%					(5,896,660)

TOTAL NET ASSETS, 100.0%					$91,122,718

(a)	Variable Rate.
(b)	This security or portion of this security is out on loan at June 30, 2011.
(c)	U.S. Dollar-denominated foreign security.
(d)	Defaulted Security.
(e)	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Preferred Stocks
Closed End Funds	$—	$—	$1,074,999	$1,074,999
Financials	1,074,300	—	—	1,074,300
REITs	253,400	—	—	253,400
Telecommunication Services	764,100	—	—	764,100

Total Preferred Stocks	2,091,800	—	1,074,999	3,166,799

Fixed Income
Corporate Bonds	—	77,955,024	—	77,955,024
U.S. Government Agency Obligations	—	4,217,125	—	4,217,125

Total Fixed Income	—	82,172,149	—	82,172,149

Short Term Investment	2,190,799	—	—	2,190,799

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	9,489,631	—	—	9,489,631

Total Investments Purchased With Cash Proceeds From Securities Lending	9,489,631	—	—	9,489,631

Total Investments in Securities	$13,772,230	$82,172,149	$1,074,999	$97,019,378

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2010	$1,150,000
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	(75,001)
Transfers in and/or out of Level 3*	—

Balance as of June 30, 2011	$1,074,999

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited)

Principal Amount		Coupon Rate	Maturity Date	Value

CORPORATE BONDS: 43.3%
AEROSPACE/DEFENSE: 0.5%
$250,000	Alliant Techsystems Inc.	6.750%	04/01/2016	$255,000
375,000	Altegrity Inc. (Acquired 07/13/2009 and 07/22/2009, Cost $173,885 and $154,857, respectively) (c)(e)(g)	10.500%	11/01/2015	388,125
325,000	Altegrity Inc. (Acquired 09/29/2010 and 02/08/2011, Cost $122,781 and $215,593, respectively) (c)(e)(g)	11.750%	05/01/2016	341,250
100,000	Mantech International Corp.	7.250%	04/15/2018	104,500
775,000	Transdigm Inc. (Acquired 12/01/2010, Cost $775,000), Callable 12/15/2014 (c)(e)(g)	7.750%	12/15/2018	813,750

				1,902,625

AUTOMOTIVE: 2.7%
275,000	Affinia Group Inc., Callable 08/22/2011	9.000%	11/30/2014	279,125

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AUTOMOTIVE, Continued
$270,000	Affinia Group Inc. (Acquired 8/6/2009 - 12/7/2009, Aggregate Cost $287,748) (c)(e)(g)	10.750%	08/15/2016	$301,050
375,000	Allison Transmission, Inc. (Acquired 04/27/2011 and 06/16/2011, Cost $75,000 and $290,278 respectively), Callable 05/15/2015 (c)(e)(g)	7.125%	05/15/2019	364,687
250,000	American Axle & Manufacturing Holdings, Inc. (Acquired 12/10/2009 and 07/20/2010, Cost $24,679 and $210,622, respectively) (c)(e)(g)	9.250%	01/15/2017	245,250
450,000	ArvinMeritor Inc.	10.625%	03/15/2018	505,125
325,000	Chrysler Group LLC/CG Co-Issuer Inc. (Acquired 05/19/2011, Cost $325,000), Callable 06/15/2015 (c)(e)(g)	8.000%	06/15/2019	319,313
625,000	Chrysler Group LLC/CG Co-Issuer Inc. (Acquired 05/19/2011, Cost $625,000), Callable 06/15/2016 (c)(e)(g)	8.250%	06/15/2021	612,500
350,000	Cooper-Standard Automotive, Callable 05/01/2014	8.500%	05/01/2018	369,250
50,000	Dana Holding Corp., Callable 02/15/2015	6.500%	02/15/2019	49,500
50,000	Dana Holding Corp., Callable 02/15/2016	6.750%	02/15/2021	49,313
725,000	Exide Technologies (Acquired 01/13/2011 - 06/03/2011, Aggregate Cost $762,802), Callable 02/01/2015 (c)(e)(g)	8.625%	02/01/2018	754,000
175,000	Ford Motor Credit Co. LLC	6.625%	08/15/2017	186,032
450,000	Ford Motor Credit Co. LLC	7.500%	08/01/2012	470,882
800,000	Ford Motor Credit Co. LLC	8.000%	06/01/2014	877,634

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AUTOMOTIVE, Continued
$475,000	Ford Motor Credit Co. LLC	8.000%	12/15/2016	$534,131
75,000	Ford Motor Credit Co. LLC	8.125%	01/15/2020	86,881
575,000	International Automotive Components Group SL (Acquired 05/26/2011, Cost $575,000), Callable 06/01/2015 (b)(c)(e)(g)	9.125%	06/01/2018	587,938
50,000	Jaguar Land Rover PLC (Acquired 05/12/2011, Cost $50,000), Callable 05/15/2014 (b)(c)(e)(g)	7.750%	05/15/2018	50,250
75,000	Jaguar Land Rover PLC (Acquired 05/12/2011, Cost $75,000), Callable 05/15/2016 (b)(c)(e)(g)	8.125%	05/15/2021	75,563
350,000	Lear Corp.	7.875%	03/15/2018	376,250
50,000	Lear Corp.	8.125%	03/15/2020	53,875
325,000	Navistar International Corp.	8.250%	11/01/2021	347,750
300,000	Pinafore, LLC (Acquired 09/21/2010 and 11/02/2010, Cost $175,000 and $133,517, respectively) (c)(e)(g)	9.000%	10/01/2018	323,250
250,000	Pittsburgh Glass Works, LLC (Acquired 04/08/2011 and 06/14/2011, Cost $125,000 and $129,038, respectively), Callable 04/15/2013 (c)(e)(g)	8.500%	04/15/2016	256,875
300,000	Stoneridge, Inc.(Acquired 09/24/2010 and 10/01/2010, Cost $250,000 and $51,960, respectively) (c)(e)(g)	9.500%	10/15/2017	331,500
275,000	Tenneco Inc., Callable 12/15/2015	6.875%	12/15/2020	279,813
50,000	Tenneco Inc., Callable 08/15/2014	7.750%	08/15/2018	52,375

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

AUTOMOTIVE, Continued
$225,000	Tower Automotive, Inc.(Acquired 08/13/2010 and 10/20/2010, Cost $145,919 and $79,535, respectively) (c)(e)(g)	10.625%	09/01/2017	$242,438
650,000	UCI International, Inc., Callable 02/15/2015	8.625%	02/15/2019	669,500

				9,652,050

BUILDING MATERIALS: 1.0%
75,000	American Standard Cos. (Acquired 01/13/2011, Cost $75,000), Callable 01/15/2013 (c)(e)(g)	10.750%	01/15/2016	72,094
400,000	Associated Materials LLC (Acquired 10/01/2010 - 06/07/2011, Aggregate Cost $421,420), Callable 11/01/2013 (c)(e)(g)	9.125%	11/01/2017	399,000
175,000	Building Materials Corp.(Acquired 04/26/2010, Cost $173,436), Callable 05/01/2016 (c)(e)(g)	6.750%	05/01/2021	175,875
100,000	Building Materials Corp.(Acquired 03/09/2010, Cost $99,135) (c)(e)(g)	7.500%	03/15/2020	105,250
125,000	Interline Brands, Inc., Callable 11/15/2013	7.000%	11/15/2018	126,563
500,000	Masonite International Corp. (Acquired 04/08/2011 - 06/22/2011, Aggregate Cost $501,736), Callable 04/15/2015 (b)(c)(e)(g)	8.250%	04/15/2021	496,875
150,000	Norcraft Holdings (Acquired 05/23/2011, Cost $155,913), Callable 12/15/2012 (c)(e)(g)	10.500%	12/15/2015	152,250
625,000	Norcraft Holdings, Callable 12/15/2012	10.500%	12/15/2015	634,375
450,000	Nortek Inc. (Acquired 04/12/2011, Cost $450,000), Callable 04/15/2016 (c)(e)(g)	8.500%	04/15/2021	416,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

BUILDING MATERIALS, Continued
$400,000	Nortek Inc.(Acquired 11/18/2010 and 06/16/2011, Cost $200,000 and $199,500, respectively), Callable 12/01/2014 (c)(e)(g)	10.000%	12/01/2018	$400,000
475,000	Ply Gem Industries, Inc. (Acquired 02/09/2011 - 03/17/2011, Aggregate Cost $487,291), Callable 02/15/2014 (c)(e)(g)	8.250%	02/15/2018	450,063

				3,428,595

CABLE / WIRELESS VIDEO: 0.2%
100,000	Cequel Communications Holdings (Acquired 01/13/2011, Cost $102,747), Callable 11/15/2012 (c)(e)(g)	8.625%	11/15/2017	104,000
525,000	Insight Communications I, LLC (Acquired 06/30/2010 - 02/11/2011, Aggregate Cost $553,588) (c)(e)(g)	9.375%	07/15/2018	576,188

				680,188

CHEMICALS: 1.4%
75,000	Celanese Corp.	6.625%	10/15/2018	79,125
250,000	Compass Minerals International, Inc.	8.000%	06/01/2019	273,125
275,000	Ferro Corp.	7.875%	08/15/2018	285,313
550,000	Hexion U.S. Finance Corp./ Hexion Nova Scotia	8.875%	02/01/2018	572,000
200,000	Hexion U.S. Finance Corp./ Hexion Nova Scotia, Callable 11/15/2015	9.000%	11/15/2020	205,000
475,000	Huntsman International LLC	5.500%	06/30/2016	467,281
150,000	Huntsman International LLC	8.625%	03/15/2020	163,500
250,000	Huntsman International LLC	8.625%	03/15/2021	271,875
200,000	Koppers Inc.	7.875%	12/01/2019	213,500
550,000	Momentive Performance Materials Inc., Callable 01/15/2016	9.000%	01/15/2021	561,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CHEMICALS, Continued
$550,000	Nalco Co.(Acquired 12/09/2010, Cost $550,000) (c)(e)(g)	6.625%	01/15/2019	$563,750
225,000	OMNOVA Solutions Inc.(Acquired 10/22/2010 - 01/10/2011, Aggregate Cost $228,298), Callable 11/01/2014 (c)(e)(g)	7.875%	11/01/2018	216,281
226,000	Oxea Finance (Acquired 07/09/2010 and 07/19/2010, Cost $101,000 and $128,929, respectively) (b)(c)(e)(g)	9.500%	07/15/2017	235,888
100,000	Solutia, Inc.	7.875%	03/15/2020	107,000
450,000	Solutia, Inc.	8.750%	11/01/2017	488,250
175,000	Vertellus Specialties, Inc. (Acquired 09/27/2010 and 09/28/2010, Cost $100,000 and $77,134, respectively) (c)(e)(g)	9.375%	10/01/2015	181,125

				4,884,013

CONSTRUCTION MACHINERY: 0.3%
125,000	Case New Holland Inc. (Acquired 06/22/2010, Cost $124,150) (c)(e)(g)	7.875%	12/01/2017	137,500
250,000	RSC Equipment Rental Inc., Callable 02/01/2016	8.250%	02/01/2021	248,750
425,000	RSC Equipment Rental Inc.(Acquired 07/13/2009 - 09/15/2009, Aggregate Cost $442,269) (c)(e)(g)	10.000%	07/15/2017	473,875
100,000	RSC Equipment Rental Inc.	10.250%	11/15/2019	109,500

				969,625

CONSUMER PRODUCTS: 2.0%
400,000	Central Garden and Pet Co.	8.250%	03/01/2018	413,000
577,431	Diversey Holdings, Inc.	10.500%	05/15/2020	713,128
300,000	Diversey, Inc.	8.250%	11/15/2019	351,750
250,000	Jarden Corp.	7.500%	05/01/2017	259,688
200,000	Jarden Corp.	8.000%	05/01/2016	217,000
360,000	Libbey Glass Inc., Callable 08/15/2012	10.000%	02/15/2015	390,600

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CONSUMER PRODUCTS, Continued
$550,000	Prestige Brands, Inc. (Acquired 10/22/2010 - 02/10/2011, Aggregate Cost $575,302) (c)(e)(g)	8.250%	04/01/2018	$576,125
400,000	School Specialty	3.750%	11/30/2026	401,000
250,000	Scotts Miracle-Gro Co./The (Acquired 12/13/2010, Cost $250,000) (c)(e)(g)	6.625%	12/15/2020	255,625
900,000	Sealy Mattress Co.	8.250%	06/15/2014	902,250
174,000	Sealy Mattress Co.(Acquired 07/13/2009 and 09/03/2009, Cost $103,395 and $79,550, respectively) (c)(e)(g)	10.875%	04/15/2016	193,140
575,000	Simmons Bedding Co. (Acquired 02/02/2010 - 06/03/2010, Aggregate Cost $612,811) (c)(e)(g)	11.250%	07/15/2015	603,750
175,000	Spectrum Brands Inc. (Acquired 06/04/2010 and 01/12/2011, Cost $147,951 and $27,387, respectively) (c)(e)(g)	9.500%	06/15/2018	191,625
557,030	Spectrum Brands Inc.	12.000%	08/28/2019	615,518
1,000,000	Visant Corp., Callable 10/01/2013	10.000%	10/01/2017	1,035,000

				7,119,199

DIVERSIFIED MANUFACTURING / OPERATIONS: 0.5%
225,000	Dresser-Rand Group Inc. (Acquired 03/10/2011, Cost $225,000), Callable 05/01/2016 (c)(e)(g)	6.500%	05/01/2021	231,750
1,100,000	Dubai Holding Commercial Operations Ltd. (b)	6.000%	02/01/2017	1,460,911

				1,692,661

ENERGY: 3.4%
280,000	Atlas Pipeline Partners LP	8.750%	06/15/2018	296,100
625,000	ATP Oil & Gas Corp., Callable 05/01/2013	11.875%	05/01/2015	634,375
400,000	Basic Energy Services	7.125%	04/15/2016	400,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENERGY, Continued
$325,000	Basic Energy Services (Acquired 02/03/2011 and 06/08/2011, Cost $125,000 and $202,000, respectively), Callable 02/15/2015 (c)(e)(g)	7.750%	02/15/2019	$326,625
75,000	Berry Petroleum Co., Callable 11/01/2015	6.750%	11/01/2020	75,375
100,000	Brigham Exploration Co. (Acquired 05/16/2011, Cost $100,000), Callable 06/01/2015 (c)(e)(g)	6.875%	06/01/2019	99,500
575,000	Chaparral Energy, Inc., Callable 10/01/2015	9.875%	10/01/2020	621,000
750,000	CHC Helicopter SA (Acquired 09/22/2010 - 04/06/2011, Aggregate Cost $749,005) (b)(c)(e)(g)	9.250%	10/15/2020	676,875
100,000	Chesapeake Energy Corp.	6.875%	08/15/2018	105,000
375,000	Chesapeake Energy Corp.	9.500%	02/15/2015	435,000
600,000	Cie Generale de Geophysique (Acquired 05/25/2011, Cost $578,786), Callable 06/01/2016 (b)(c)(e)(g)	6.500%	06/01/2021	579,000
200,000	Cie Generale de Geophysique (b)	7.750%	05/15/2017	206,000
75,000	Cie Generale de Geophysique (b)	9.500%	05/15/2016	81,938
500,000	Coffeyville Resources (Acquired 03/25/2010 - 01/28/2011, Aggregate Cost $513,170), Callable 04/01/2013 (c)(e)(g)	10.875%	04/01/2017	567,500
275,000	Complete Production Services	8.000%	12/15/2016	287,375
400,000	Comstock Resources, Inc., Callable 04/01/2015	7.750%	04/01/2019	403,000
250,000	Concho Resources Inc., Callable 01/15/2016	7.000%	01/15/2021	258,750
175,000	Copano Energy LLC / Finance Co., Callable 04/01/2016	7.125%	04/01/2021	172,813

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

ENERGY, Continued
$75,000	Denbury Resources Inc., Callable 08/15/2016	6.375%		08/15/2021	$75,000
375,000	Denbury Resources Inc.	8.250%		02/15/2020	408,750
75,000	Denbury Resources Inc.	9.750%		03/01/2016	83,813
475,000	Forbes Energy Services Ltd. (Acquired 05/24/2011, Cost $475,000), Callable 06/15/2015 (c)(e)(g)	9.000%		06/15/2019	467,875
1,000,000	Koks Finance Ltd. (b)	7.750%		06/23/2016	1,001,000
250,000	Linn Energy LLC/ Finance Corp. (Acquired 09/08/2010 and 01/10/2011, Cost $171,962 and $77,733, respectively) (c)(e)(g)	7.750%		02/01/2021	260,000
400,000	Linn Energy LLC/ Finance Corp.	8.625%		04/15/2020	434,000
675,000	Petrohawk Energy Corp., Callable 08/15/2014	7.250%		08/15/2018	692,719
425,000	PHI, Inc., Callable 10/15/2014	8.625%		10/15/2018	444,125
350,000	Plains Exploration & Production Co.	7.750%		06/15/2015	362,688
1,000,000	Sea Trucks Group (b)(f)	10.000	%(a)	01/31/2015	1,055,000
150,000	SESI, LLC (Acquired 04/20/2011, Cost $150,000), Callable 05/01/2015 (c)(e)(g)	6.375%		05/01/2019	148,500
475,000	W&T Offshore, Inc. (Acquired 06/03/2011, Cost $475,000), Callable 06/15/2015 (c)(e)(g)	8.500%		06/15/2019	480,938

					12,140,634

ENTERTAINMENT: 0.8%
625,000	Cedar Fair LP	9.125%		08/01/2018	667,188
375,000	Cinemark USA Inc. (Acquired 05/31/2011 and 06/16/2011, Cost $100,000 and $272,250, respectively), Callable 06/15/2016 (c)(e)(g)	7.375%		06/15/2021	373,125
500,000	Cinemark USA Inc.	8.625%		06/15/2019	547,500
475,000	Regal Cinemas Corp.	8.625%		07/15/2019	498,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENTERTAINMENT, Continued
$500,000	Universal City Development Partners Ltd.	8.875%	11/15/2015	$556,250
250,000	Universal City Development Partners Ltd.	10.875%	11/15/2016	297,500

				2,940,313

FINANCIAL INSTITUTIONS / SERVICES: 2.7%
475,000	Ally Financial Inc.	4.500%	02/11/2014	475,000
100,000	Ally Financial Inc. (Acquired 11/15/2010, Cost $98,602) (c)(e)(g)	6.250%	12/01/2017	99,333
200,000	Ally Financial Inc.	6.875%	09/15/2011	201,500
550,000	Ally Financial Inc.	7.000%	02/01/2012	560,450
225,000	Ally Financial Inc.	7.500%	09/15/2020	235,125
450,000	Ally Financial Inc.	8.000%	03/15/2020	478,125
1,100,000	Ally Financial Inc.	8.300%	02/12/2015	1,229,250
3,000,000	Astana Finance USD (b)(f)	9.000%	11/16/2011	405,000
1,000,000	Banco BMG (b)	8.000%	04/15/2018	987,321
1,000,000	Banco Cruzeiro Do Sul SA (b)	8.250%	01/20/2016	986,200
325,000	CIT Group, Inc.(Acquired 03/23/2011, Cost $325,000) (c)(e)(g)	6.625%	04/01/2018	338,813
225,000	International Lease Finance Corp.	6.250%	05/15/2019	219,840
225,000	International Lease Finance Corp.	8.625%	09/15/2015	243,844
1,050,000	International Lease Finance Corp.	8.750%	03/15/2017	1,148,438
225,000	International Lease Finance Corp.	8.875%	09/01/2017	247,500
900,000	MBIA Inc.	5.700%	12/01/2034	566,658
1,225,000	Nuveen Investments Inc.	10.500%	11/15/2015	1,252,563

				9,674,960

FOOD & BEVERAGE: 2.2%
725,000	Aramark Corp.	8.500%	02/01/2015	753,094
575,000	Aramark Corp. (Acquired 04/04/2011 - 06/16/2011, Aggregate Cost $578,106), Callable 05/01/2012 (c)(e)(g)	8.625%	05/01/2016	585,063
1,000,000	Avangardo Investments (b)	10.000%	10/29/2015	960,000
225,000	B & G Foods Inc.	7.625%	01/15/2018	236,812

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FOOD & BEVERAGE, Continued
$275,000	Darling International Inc.(Acquired 12/03/2010 and 02/08/2011, Cost $75,000 and $216,626 respectively), Callable 12/15/2014 (c)(e)(g)	8.500%	12/15/2018	$297,000
600,000	Dean Foods Co.	7.000%	06/01/2016	594,000
575,000	Dean Foods Co.(Acquired 12/09/2010 and 06/14/2011, Cost $425,000 and $159,714, respectively), Callable 12/15/2014 (c)(e)(g)	9.750%	12/15/2018	610,938
400,000	Del Monte Foods Co. (Acquired 02/01/2011 and 03/08/2011, Cost $125,000 and $280,021, respectively), Callable 02/15/2014 (c)(e)(g)	7.625%	02/15/2019	404,000
775,000	Michael Foods Inc. (Acquired 06/22/2010 - 02/03/2011, Aggregate Cost $819,006) (c)(e)(g)	9.750%	07/15/2018	829,250
1,000,000	Myria Agro Holding PLC (b)	10.950%	03/30/2016	1,007,500
250,000	Pinnacle Foods Finance LLC, Callable 09/01/2013	8.250%	09/01/2017	259,375
425,000	Pinnacle Foods Finance LLC, Callable 04/01/2012	9.250%	04/01/2015	440,938
200,000	Pinnacle Foods Finance LLC	10.625%	04/01/2017	213,250
775,000	U.S. Foodservice, Inc. (Acquired 05/06/2011 - 06/22/2011, Aggregate Cost $773,814), Callable 06/30/2014 (c)(e)(g)	8.500%	06/30/2019	751,750

				7,942,970

GAMING: 1.8%
380,000	American Casino & Entertainment	11.000%	06/15/2014	397,100

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

GAMING, Continued
$775,000	Great Canadian Gaming Corp. (Acquired 07/08/2009 - 04/12/2011, Aggregate Cost $761,128) (b)(c)(e)(g)	7.250%	02/15/2015	$792,438
800,000	Harrahs Entertainment Inc.	11.250%	06/01/2017	883,000
650,000	Jacobs Entertainment, Inc.	9.750%	06/15/2014	659,750
1,000,000	MGM Mirage Inc.	7.500%	06/01/2016	950,000
250,000	MGM Mirage Inc.	11.125%	11/15/2017	285,625
200,000	MGM Mirage Inc.	11.375%	03/01/2018	224,500
100,000	Peninsula Gaming LLC (Acquired 02/02/2011, Cost $104,626), Callable 08/15/2012 (c)(e)(g)	8.375%	08/15/2015	105,000
100,000	Peninsula Gaming LLC	8.375%	08/15/2015	105,000
475,000	Peninsula Gaming LLC	10.750%	08/15/2017	518,938
275,000	Penn National Gaming Inc.	8.750%	08/15/2019	299,063
200,000	San Pasqual Casino (Acquired 09/21/2009, Cost $195,219) (c)(e)(g)	8.000%	09/15/2013	198,000
325,000	Seminole Indian Tribe of Florida (Acquired 11/03/2010 and 01/12/2011, Cost $75,000 and $264,189, respectively), Callable 10/01/2013 (c)(e)(g)	7.750%	10/01/2017	336,375
275,000	Seminole Indian Tribe of Florida (Acquired 11/19/2009, Cost $253,880) (c)(e)(g)	7.804%	10/01/2020	270,270
400,000	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. (Acquired 04/12/2011 - 05/04/2011, Aggregate Cost $410,614), Callable 10/15/2013 (c)(e)(g)	8.625%	04/15/2016	412,000

				6,437,059

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HEALTH CARE: 3.3%
$375,000	Alere Inc., Callable 02/01/2013	7.875%	02/01/2016	$388,125
425,000	Alere Inc., Callable 05/15/2013	9.000%	05/15/2016	442,531
1,275,000	Biomet Inc.	11.625%	10/15/2017	1,412,063
825,000	CDRT Merger Sub Inc. (Acquired 05/13/2011 - 06/21/2011, Aggregate Cost $826,614), Callable 06/01/2014 (c)(e)(g)	8.125%	06/01/2019	825,000
375,000	CRC Health Corp.	10.750%	02/01/2016	381,563
325,000	DJO Finance LLC (c)(g)	7.750%	04/15/2018	323,781
150,000	DJO Finance LLC (Acquired 04/04/2011, Cost $158,760), Callable 10/15/2013 (c)(e)(g)	9.750%	10/15/2017	152,250
425,000	HCA Holdings Inc.(Acquired 11/10/2010 and 06/16/2011, Cost $175,000 and $257,487, respectively), Callable 11/15/2015 (c)(e)(g)	7.750%	05/15/2021	440,938
350,000	HCA Inc.	7.875%	02/15/2020	379,750
425,000	Iasis Healthcare Corp. (Acquired 04/27/2011, Cost $421,927), Callable 05/15/2014 (c)(e)(g)	8.375%	05/15/2019	419,688
450,000	inVentiv Health, Inc.(Acquired 06/30/2011, Cost $450,000), Callable 08/15/2014 (c)(e)(g)	10.000%	08/15/2018	450,000
145,000	Medimpact Holdings Inc. (Acquired 02/01/2011, Cost $143,259), Callable 02/01/2015 (c)(e)(g)	10.500%	02/01/2018	150,800
850,000	Multiplan, Inc.(Acquired 08/12/2010 - 3/04/2011, Aggregate Cost $878,347) (c)(e)(g)	9.875%	09/01/2018	903,125
525,000	Omnicare Inc.	6.875%	12/15/2015	537,469
200,000	Omnicare Inc.	7.750%	06/01/2020	212,250
70,000	Rotech Healthcare Inc. (Acquired 03/10/2011, Cost $68,773), Callable 03/15/2015 (c)(e)(g)	10.500%	03/15/2018	67,550

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate		Maturity Date	Value

HEALTH CARE, Continued
$160,000	Rotech Healthcare Inc., Callable 04/15/2013	10.750%		10/15/2015	$174,000
125,000	STHI Holding Corp. (Acquired 03/11/2011, Cost $125,000), Callable 03/15/2014 (c)(e)(g)	8.000%		03/15/2018	126,875
625,000	United Surgical Partners	9.250%		05/01/2017	653,125
550,000	Universal Hospital Services, Inc.	8.500%		06/01/2015	566,500
425,000	Universal Hospital Services, Inc. (Acquired 06/14/2011, Cost $434,484), Callable 08/22/2011 (c)(e)(g)	8.500%		06/01/2015	437,750
900,000	Vanguard Health Holdings LLC/ Inc.	8.000%		02/01/2018	929,250
450,000	Ventas Realty LP	6.500%		06/01/2016	464,852
1,079,531	VWR Funding Inc.	10.250%		07/15/2015	1,128,110

					11,967,345

INDUSTRIALS: 2.4%
375,000	American Tire Distributors Inc., Callable 06/01/2013	9.750%		06/01/2017	403,125
100,000	Amsted Industries (Acquired 03/12/2010, Cost $99,280) (c)(e)(g)	8.125%		03/15/2018	105,000
125,000	Atkore International Inc.(Acquired 12/15/2010, Cost $125,000), Callable 01/01/2014 (c)(e)(g)	9.875%		01/01/2018	131,250
250,000	Belden Inc., Callable 06/15/2014	9.250%		06/15/2019	278,125
425,000	Cleaver-Brooks Inc.(Acquired 04/21/2010 - 03/04/2011, Aggregate Cost $434,374) (c)(e)(g)	12.250%		05/01/2016	437,750
375,000	General Cable Corp.	2.621	%(a)	04/01/2015	367,500
500,000	General Cable Corp.	7.125%		04/01/2018	511,250
425,000	Giant Funding Corp. (Acquired 01/12/2011 - 02/11/2011, Aggregate Cost $437,087), Callable 02/01/2014 (c)(e)(g)	8.250%		02/01/2018	443,063

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

INDUSTRIALS, Continued
$375,000	Griffon Corp. (Acquired 03/14/2011 - 03/18/2011, Aggregate Cost $377,188), Callable 04/01/2014 (c)(e)(g)	7.125%	04/01/2017	$376,406
325,000	Hillman Group Inc., Callable 06/01/2014	10.875%	06/01/2018	350,594
175,000	Hillman Group Inc. (Acquired 03/11/2011, Cost $190,764), Callable 06/01/2014 (c)(e)(g)	10.875%	06/01/2018	188,781
275,000	International Wire Group (Acquired 04/20/2010 and 07/21/2010, Cost $247,595 and $25,109, respectively) (c)(e)(g)	9.750%	04/15/2015	290,125
2,000,000	Interpipe Ukraine (b)	10.250%	08/02/2017	1,740,000
625,000	Knowledge Learning Center (Acquired 07/21/2009 - 05/24/2011, Aggregate Cost $616,074) (c)(e)(g)	7.750%	02/01/2015	613,281
475,000	Maxim Crane Works LP (Acquired 03/31/2010 - 05/04/2011, Aggregate Cost $477,440) (c)(e)(g)	12.250%	04/15/2015	475,000
500,000	Mueller Water Products Inc.	7.375%	06/01/2017	470,000
275,000	Mueller Water Products Inc., Callable 09/01/2015	8.750%	09/01/2020	297,688
625,000	RBS Global & Rexnord Corp.	8.500%	05/01/2018	660,156
325,000	SPX Corp.	7.625%	12/15/2014	359,125
160,000	Thermon Industries, Inc., Callable 05/01/2014	9.500%	05/01/2017	171,600

				8,669,819

MEDIA - CABLE: 0.3%
150,000	Charter Communications Holdings II (Acquired 01/19/2011, Cost $149,250), Callable 01/15/2014 (c)(e)(g)	7.000%	01/15/2019	154,125
350,000	Charter Communications Holdings II, Callable 01/15/2014	7.000%	01/15/2019	360,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MEDIA - CABLE, Continued
$400,000	Charter Communications Holdings II, Callable 04/30/2013	7.875%	04/30/2018	$421,500
50,000	Charter Communications Holdings II, Callable 04/30/2015	8.125%	04/30/2020	54,000
225,000	Charter Communications Holdings II	13.500%	11/30/2016	264,937

				1,255,062

MEDIA - NON-CABLE: 2.9%
75,000	Citadel Broadcasting Corp. (Acquired 12/06/2010, Cost $75,000), Callable 15/15/2014 (c)(e)(g)	7.750%	12/15/2018	79,688
750,000	Clear Channel Communications, Inc. (Acquired 02/15/2011 - 06/09/2011, Aggregate Cost $734,047), Callable 03/01/2016 (c)(e)(g)	9.000%	03/01/2021	718,125
625,000	Clear Channel Worldwide	9.250%	12/15/2017	681,125
300,000	Crown Media Holdings, Inc. (Acquired 06/29/2011, Cost $304,063), Callable 07/15/2015 (c)(e)(g)	10.500%	07/15/2019	309,750
500,000	Cumulus Media Inc. (Acquired 04/29/2011 - 06/09/2011, Aggregate Cost $500,408), Callable 05/01/2015 (c)(e)(g)	7.750%	05/01/2019	482,500
375,000	Entravision Communications Corp., Callable 08/01/2013	8.750%	08/01/2017	388,125
550,000	Fox Acquisition Sub LLC (Acquired 07/29/2009 - 04/19/2011, Aggregate Cost $495,898) (c)(e)(g)	13.375%	07/15/2016	607,750
625,000	Houghton Mifflin Harcourt Publishing Co. (Acquired 05/13/2011, Cost $625,000), Callable 06/01/2015 (c)(e)(g)	10.500%	06/01/2019	615,625

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MEDIA - NON-CABLE, Continued
$350,000	Intelsat Jackson Holdings (Acquired 03/22/2011, Cost $350,000), Callable 04/01/2015 (b)(c)(e)(g)	7.250%	04/01/2019	$347,375
225,000	Intelsat Jackson Holdings (Acquired 03/22/2011, Cost $225,000), Callable 04/01/2016 (b)(c)(e)(g)	7.500%	04/01/2021	223,594
375,000	Intelsat Jackson Holdings (b)	8.500%	11/01/2019	397,500
450,000	Lamar Media Corp.	6.625%	08/15/2015	455,625
175,000	MDC Partners Inc. (Acquired 04/14/2011, Cost $193,698), Callable 11/01/2013 (b)(c)(e)(g)	11.000%	11/01/2016	194,469
675,000	MDC Partners Inc., Callable 11/01/2013 (b)	11.000%	11/01/2016	756,844
525,000	Medimedia USA Inc.(Acquired 08/25/2009 - 07/28/2010, Aggregate Cost $407,251) (c)(e)(g)	11.375%	11/15/2014	451,500
275,000	Nexstar Broadcasting Group, Inc., Callable 04/15/2014	8.875%	04/15/2017	289,438
375,000	Nexstar Broadcasting Inc.	7.000%	01/15/2014	371,250
300,000	Nielsen Finance LLC (Acquired 09/30/2010 and 10/29/2010, Cost $148,900 and $154,235, respectively), Callable 10/15/2014 (c)(e)(g)	7.750%	10/15/2018	315,000
340,000	Nielsen Finance LLC	11.500%	05/01/2016	397,800
325,000	Proquest LLC (Acquired 09/16/2010 - 10/04/2010, Aggregate Cost $327,169) (c)(e)(g)	9.000%	10/15/2018	333,125
175,000	Quebecor Media, Inc. (b)	7.750%	03/15/2016	180,906
150,000	Rainbow Media Holdings LLC (Acquired 06/22/2011, Cost $150,000), Callable 07/15/2016 (c)(e)(g)	7.750%	07/15/2021	156,750
475,000	SGS International Inc.	12.000%	12/15/2013	486,875
675,000	SSI Investments II/ Co. LLC, Callable 06/01/2014	11.125%	06/01/2018	745,875
350,000	XM Satellite Radio Inc.(Acquired 10/13/2010, Cost $350,000), Callable 11/01/2014 (c)(e)(g)	7.625%	11/01/2018	365,750

				10,352,364

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

METALS & MINING: 0.1%
$300,000	Aquilex Holdings/ Aquilex Finance, Callable 12/15/2013	11.125%	12/15/2016	$291,750

PACKAGING: 1.4%
550,000	Ardagh Packaging Finance Plc (Acquired 09/30/2010 - 06/21/2011, Aggregate Cost $566,409) (b)(c)(e)(g)	9.125%	10/15/2020	578,875
225,000	Berry Plastics Corp.	9.500%	05/15/2018	223,313
350,000	Bway Holding Co.	10.000%	06/15/2018	381,938
527,942	Bway Parent Co. Inc.(Acquired 10/21/2010 - 05/01/2011, Aggregate Cost $530,023), Callable 11/01/2012 (c)(e)(g)	10.125%	11/01/2015	527,942
400,000	Graham Packaging Co. LP, Callable 01/01/2014	8.250%	01/01/2017	446,000
400,000	Greif Inc.	7.750%	08/01/2019	432,000
500,000	Packaging Dynamics Corp. (Acquired 01/25/2011 - 02/18/2011, Aggregate Cost $509,017), Callable 02/01/2013 (c)(e)(g)	8.750%	02/01/2016	507,500
100,000	Reynolds Group (Acquired 10/06/2010, Cost $100,000) (c)(e)(g)	7.125%	04/15/2019	99,250
575,000	Reynolds Group (Acquired 10/29/2009 - 11/18/2009, Aggregate Cost $572,752) (c)(e)(g)	7.750%	10/15/2016	599,438
150,000	Reynolds Group (Acquired 01/27/2011, Cost $150,000), Callable 02/15/2016 (c)(e)(g)	8.250%	02/15/2021	140,250
275,000	Reynolds Group (Acquired 04/28/2010 and 09/20/2010, Cost $150,000 and $122,116, respectively) (c)(e)(g)	8.500%	05/15/2018	270,188
675,000	Reynolds Group (Acquired 10/06/2010 - 06/14/2011, Aggregate Cost $693,829), Callable 10/15/2014 (c)(e)(g)	9.000%	04/15/2019	666,563

				4,873,257

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

PAPER: 0.5%
$75,000	Cascades, Inc. (b)	7.875%	01/15/2020	$78,094
150,000	Clearwater Paper Corp., Callable 11/01/2014	7.125%	11/01/2018	153,750
237,000	Graphic Packaging International Corp.	9.500%	08/15/2013	239,370
450,000	Graphic Packaging International Corp.	9.500%	06/15/2017	492,750
425,000	Longview Fibre Paper & Packaging Inc. (Acquired 05/17/2011 and 06/14/2011, Cost $99,490 and $329,039, respectively), Callable 06/01/2013 (c)(e)(g)	8.000%	06/01/2016	427,125
350,000	Rock-Tenn Co.	9.250%	03/15/2016	378,000

				1,769,089

REAL ESTATE: 0.5%
1,000,000	Bio City Development	8.000%	07/06/2018	1,000,000
1,000,000	Yuksel Insaat (b)	9.500%	11/10/2015	952,500

				1,952,500

RESTAURANTS: 0.6%
850,000	DineEquity, Inc. (Acquired 10/06/2010 - 03/09/2011, Aggregate Cost $883,262), Callable 10/30/2014 (c)(e)(g)	9.500%	10/30/2018	922,250
612,000	Dunkin Finance Corp. (Acquired 12/08/2010 - 03/24/2011, Aggregate Cost $622,216), Callable 08/22/2011 (c)(e)(g)	9.625%	12/01/2018	617,349
575,000	NPC International Inc.	9.500%	05/01/2014	583,625

				2,123,224

RETAILERS: 2.0%
425,000	Dollar General Corp.	11.875%	07/15/2017	484,500
275,000	Express LLC/Express Finance	8.750%	03/01/2018	297,000
650,000	Giraffe Acquisition Corp. (Acquired 11/18/2010 - 06/21/2011, Aggregate Cost $654,764), Callable 12/01/2014 (c)(e)(g)	9.125%	12/01/2018	611,000
350,000	Limited Brands Inc.	8.500%	06/15/2019	399,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

RETAILERS, Continued
$450,000	Macys Retail Holdings, Inc.	6.650%	07/15/2024	$506,259
750,000	Needle Merger Corp. (Acquired 03/03/2011 - 06/21/2011, Aggregate Cost $754,187), Callable 03/15/2014 (c)(e)(g)	8.125%	03/15/2019	755,625
600,000	Penske Auto Group Inc., Callable 12/15/2014	7.750%	12/15/2016	612,000
825,000	PETCO Animal Supplies Stores, Inc. (Acquired 11/19/2010 - 02/14/2011, Aggregate Cost $856,135), Callable 12/01/2013 (c)(e)(g)	9.250%	12/01/2018	876,563
150,000	QVC Inc.(Acquired 03/17/2010, Cost $150,000) (c)(e)(g)	7.125%	04/15/2017	157,500
425,000	QVC Inc.(Acquired 09/22/2009 and 09/24/2009, Cost $122,847 and $300,665, respectively), Callable 12/01/2013 (c)(e)(g)	7.500%	10/01/2019	450,500
625,000	Sally Holdings LLC	10.500%	11/15/2016	667,188
275,000	Yankee Candle Co., Inc./The	8.500%	02/15/2015	283,250
625,000	Yankee Candle Co., Inc./The	9.750%	02/15/2017	657,813
400,000	Yankee Candle Co., Inc./The (Acquired 02/04/11 - 06/10/2011, Aggregate Cost $401,502), Callable 02/15/2012 (c)(e)(g)	10.250%	02/15/2016	401,000

				7,159,198

SERVICES: 0.7%
98,000	Bankrate Inc. (Acquired 07/07/2010, Cost $97,755) (c)(e)(g)	11.750%	07/15/2015	111,720
700,000	Garda World Security Corp.(Acquired 03/08/2010 - 02/11/2011, Aggregate Cost $725,770) (b)(c)(e)(g)	9.750%	03/15/2017	740,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

SERVICES, Continued
$300,000	Reliance Intermediate Holdings (Acquired 07/23/2009 and 08/06/2009, Cost $143,738 and $147,750, respectively), Callable 12/15/2014 (b)(c)(e)(g)	9.500%	12/15/2019	$327,375
725,000	United Rentals North America Inc.	8.375%	09/15/2020	734,063
375,000	West Corp. (Acquired 11/09/2010, Cost $375,000), Callable 11/15/2014 (c)(e)(g)	7.875%	01/15/2019	363,750
75,000	West Corp. (Acquired 09/30/2010, Cost $75,000), Callable 10/01/2014 (c)(e)(g)	8.625%	10/01/2018	75,750

				2,352,908

SOVEREIGN: 0.3%
1,000,000	City of Kyiv (b)	9.375%	07/11/2016	1,000,000

TECHNOLOGY: 4.9%
400,000	Advanced Micro Devices, Inc., Callable 12/15/2013	7.750%	08/01/2020	412,000
350,000	Advanced Micro Devices, Inc.	8.125%	12/15/2017	365,750
625,000	Allen Systems Group, Inc.(Acquired 11/12/2010 - 02/07/2011, Aggregate Cost $635,305) (c)(e)(g)	10.500%	11/15/2016	628,125
600,000	Aspect Software Inc. Callable 6/15/2014	10.625%	05/15/2017	645,000
300,000	Audatex North America Inc. (Acquired 06/10/2011, Cost $300,000), Callable 06/15/2014 (c)(e)(g)	6.750%	06/15/2018	301,500
1,050,000	CDW LLC / CDW Finance (Acquired 03/29/2011, Cost $1,050,000), Callable 04/01/2015 (c)(e)(g)	8.500%	04/01/2019	1,029,000
150,000	CDW LLC / CDW Finance, Callable 10/15/2012	12.535%	10/12/2017	161,625
125,000	Ceridian Corp., Callable 11/15/2011	11.250%	11/15/2015	125,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$800,000	CommScope, Inc. (c)(g)	8.250%	01/15/2019	$824,000
600,000	Compucom Systems Inc.(Acquired 07/20/2009 - 06/14/2011, Aggregate Cost $578,885) (c)(e)(g)	12.500%	10/01/2015	631,500
775,000	Eagle Parent Inc. (c)(g)	8.625%	05/01/2019	746,906
50,000	Fidelity National Information Services, Inc., Callable 07/15/2013	7.625%	07/15/2017	53,063
400,000	Fidelity National Information Services, Inc., Callable 07/15/2014	7.875%	07/15/2020	424,500
650,000	First American Corp./The (Acquired 05/13/2011 and 06/10/2011, Cost $475,000 and $173,250, respectively), Callable 06/01/2016 (c)(e)(g)	7.250%	06/01/2021	633,750
300,000	Freescale Semiconductor, Inc. (Acquired 06/07/2011, Cost $294,042), Callable 06/01/2015 (c)(e)(g)	8.050%	02/01/2020	301,500
675,000	Freescale Semiconductor, Inc.(Acquired 04/07/2010 - 04/11/2011, Aggregate Cost $691,735) (c)(e)(g)	9.250%	04/15/2018	727,313
375,000	Freescale Semiconductor, Inc.(Acquired 09/22/2010 - 10/05/2010, Aggregate Cost $375,518) (c)(e)(g)	10.750%	08/01/2020	423,750
675,000	GXS Worldwide Inc.	9.750%	06/15/2015	683,438
625,000	iGATE Corp. (Acquired 04/14/2011, Cost $625,000), Callable 05/01/2014 (c)(e)(g)	9.000%	05/01/2016	631,250
600,000	Interactive Data Corp. (Acquired 07/20/2010 - 06/21/2011, Aggregate Cost $633,737) (c)(e)(g)	10.250%	08/01/2018	652,500
500,000	Kemet Corp., Callable 05/01/2014	10.500%	05/01/2018	552,500
400,000	Lawson Software, Callable 07/15/2015	11.500%	07/15/2018	400,000
650,000	Lender Processing Services, Callable 07/01/2011	8.125%	07/01/2016	633,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$450,000	Magnachip Semiconductor S.A, Callable 04/15/2014. (b)	10.500%	04/15/2018	$492,750
175,000	Seagate HDD Cayman (Acquired 05/04/2011, Cost $175,000), Callable 05/01/2016 (b)(c)(e)(g)	7.000%	11/01/2021	175,000
250,000	Seagate HDD Cayman (Acquired 12/08/2010, Cost $250,000), Callable 12/15/2014 (b)(c)(e)(g)	7.750%	12/15/2018	262,500
375,000	Seagate Technology HDD Holdings (b)	6.800%	10/01/2016	394,688
150,000	Seagate Technology HDD Holdings (Acquired 04/29/2010 and 03/08/2011, Cost $50,000 and $99,500, respectively) (b)(c)(e)(g)	6.875%	05/01/2020	148,875
425,000	Serena Software, Inc.	10.375%	03/15/2016	445,719
475,000	Sitel LLC/ Sitel Finance Corp., Callable 04/01/2014	11.500%	04/01/2018	434,625
550,000	Spansion LLC (Acquired 11/04/2010 - 01/28/2011, Aggregate Cost $550,397), Callable 11/15/2013 (c)(e)(g)	7.875%	11/15/2017	558,250
64,000	SS&C Technologies Inc.	11.750%	12/01/2013	65,760
450,000	Stream Global Services Inc.	11.250%	10/01/2014	479,250
50,000	Sungard Data Systems Inc., Callable 11/15/2013	7.375%	11/15/2018	50,000
100,000	Sungard Data Systems Inc., Callable 11/15/2015	7.625%	11/15/2020	101,000
600,000	Sungard Data Systems Inc.	10.250%	08/15/2015	621,000
800,000	Syniverse Holdings, Inc.(Acquired 12/16/2010 - 06/21/2011, Aggregate Cost $836,287), Callable 01/15/2015 (c)(e)(g)	9.125%	01/15/2019	832,000
425,000	Trans Union LLC, Callable 06/15/2014	11.375%	06/15/2018	480,250

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$175,000	Viasystems, Inc. (Acquired 11/10/2009 and 07/14/2010, Cost $121,588 and $53,697, respectively) (c)(e)(g)	12.000%	01/15/2015	$192,063

				17,721,450

TELECOMMUNICATIONS: 0.0%
100,000	Level 3 Escrow Inc. (Acquired 05/25/2011, Cost $99,264), Callable 07/01/2015 (c)(e)(g)	8.125%	07/01/2019	100,500

TRANSPORTATION: 0.5%
350,000	Avis Budget Car Rental LLC, Callable 10/15/2014	8.250%	01/15/2019	354,375
525,000	Avis Budget Car Rental LLC	9.625%	03/15/2018	560,438
600,000	Hertz Corp. (Acquired 03/07/2011 and 03/15/2011, Cost $401,449 and $197,250, respectively), Callable 04/15/2015 (c)(e)(g)	6.750%	04/15/2019	594,000
175,000	Hertz Corp. (Acquired 09/16/2010, Cost $175,000) (c)(e)(g)	7.500%	10/15/2018	180,250
30,000	Hertz Corp.	8.875%	01/01/2014	30,750

				1,719,813

UTILITY - ELECTRIC: 0.7%
250,000	Dynegy Holdings, Inc.	7.750%	06/01/2019	181,875
475,000	Edison Mission Energy	7.000%	05/15/2017	384,750
225,000	Energy Future Intermediate Holding Co. LLC	10.000%	12/01/2020	239,954
150,000	NRG Energy Inc. (Acquired 01/11/2011, Cost $150,000) (c)(e)(g)	7.625%	01/15/2018	150,375
500,000	NRG Energy Inc. (Acquired 05/10/2011 and 06/15/2011, Cost $150,000 and $343,021, respectively), Callable 05/15/2014 (c)(e)(g)	7.625%	05/15/2019	497,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

UTILITY - ELECTRIC, Continued
$275,000	NRG Energy Inc. (Acquired 05/10/2011, Cost $275,000), Callable 05/15/2016 (c)(e)(g)	7.875%	05/15/2021	$274,312
300,000	NRG Energy Inc.	8.250%	09/01/2020	306,000
525,000	Texas Competitive Electric Holdings Co. LLC	10.250%	11/01/2015	317,625
100,000	Texas Competitive Electric Holdings Co. LLC (Acquired 04/14/2011, Cost $99,295), Callable 04/01/2016 (c)(e)(g)	11.500%	10/01/2020	98,250

				2,450,641

UTILITY - NATURAL GAS: 1.1%
700,000	Crosstex Energy/ Crosstex Energy Finance	8.875%	02/15/2018	745,500
950,000	Energy Transfer Equity LP	7.500%	10/15/2020	1,007,000
125,000	Ferrellgas LP (Acquired 11/09/2010, Cost $125,000), Callable 05/01/2016 (c)(e)(g)	6.500%	05/01/2021	118,125
350,000	Holly Energy Partners LP	6.250%	03/01/2015	350,000
150,000	Holly Energy Partners LP, Callable 03/15/2014	8.250%	03/15/2018	159,000
150,000	Inergy LP (Acquired 01/19/2011, Cost $150,000), Callable 08/01/2016 (c)(e)(g)	6.875%	08/01/2021	150,000
100,000	Inergy LP	7.000%	10/01/2018	101,000
357,000	Inergy LP	8.750%	03/01/2015	380,205
525,000	Niska Gas Storage, Callable 03/15/2014	8.875%	03/15/2018	551,250
125,000	Regency Energy Partners LP, Callable 12/01/2014	6.875%	12/01/2018	129,375
350,000	Regency Energy Partners LP, Callable 06/01/2013	9.375%	06/01/2016	390,250

				4,081,705

WIRELESS COMMUNICATIONS: 1.6%
125,000	Digicel Group Ltd. (Acquired 11/23/2009 and 04/14/2010, Cost $49,313 and $75,502, respectively) (b)(c)(e)(g)	8.250%	09/01/2017	129,688

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

WIRELESS COMMUNICATIONS, Continued
$475,000	Digicel Group Ltd. (Acquired 07/09/2009 - 07/24/2009, Aggregate Cost $425,174) (b)(c)(e)(g)	8.875%	01/15/2015	$485,687
450,000	Digicel Group Ltd. (Acquired 07/09/2009 - 01/05/2010, Aggregate Cost $472,378) (b)(c)(e)(g)	12.000%	04/01/2014	520,875
550,000	MetroPCS Wireless, Inc., Callable 11/01/2015	6.625%	11/15/2020	544,500
550,000	MetroPCS Wireless, Inc.	7.875%	09/01/2018	582,313
725,000	Nextel Communications, Inc.	7.375%	08/01/2015	725,000
1,400,000	Sprint Capital Corp.	6.900%	05/01/2019	1,442,000
450,000	Sprint Nextel Corp.	8.375%	08/15/2017	494,438
400,000	Trilogy International LLC (Acquired 08/03/2010 - 11/18/2010, Aggregate Cost $386,980) (c)(e)(g)	10.250%	08/15/2016	406,000
225,000	TW Telecom Holdings Inc.	8.000%	03/01/2018	239,906

				5,570,407

Total Corporate Bonds
(Cost $149,376,003)				154,875,924

LOANS(a): 37.1%
AEROSPACE: 1.1%
346,591	AM General Corporation	3.260%	09/30/2013	322,329
20,775	AM General Corporation	5.950%	09/30/2012	19,321
472,424	Dae Aviation Holdings, Inc.	5.280%	07/31/2014	468,290
13,271	Hawker Beechcraft Inc.	0.210%	03/26/2014	11,156
214,605	Hawker Beechcraft Inc.	2.250%	03/26/2014	180,403
390,467	Hawker Beechcraft Inc.	10.500%	03/26/2014	392,517
676,438	Huntington Ingalls Industries	2.750%	03/23/2016	674,747
1,076,117	MacAndrews AMG Holdings LLC	6.050%	04/17/2012	1,046,524
474,861	Sequa Corp.	3.510%	12/03/2014	467,344
278,600	Transdigm Inc.	4.000%	02/14/2017	279,054

				3,861,685

BROADCASTING: 2.3%
1,075,105	Clear Channel Communications, Inc.	3.840%	01/28/2016	908,463

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

BROADCASTING, Continued
$2,020,970	Clear Channel Communications, Inc.	3.840%	01/29/2016	$1,710,188
1,364,794	CMP Susquehanna	2.310%	05/05/2013	1,350,900
272,165	Entercom Radio LLC	3.380%	06/29/2012	265,410
289,248	Foxco Acquisition, LLC	4.750%	07/13/2015	289,069
982,278	Gray Television, Inc.	3.700%	12/31/2014	961,817
335,000	Hubbard Radio, LLC	5.250%	04/09/2017	336,779
240,000	Hubbard Radio, LLC	8.750%	04/09/2018	243,799
264,338	Radio One	7.500%	03/31/2016	266,487
416,995	Sinclair Broadcasting Group	4.000%	10/29/2016	417,070
208,989	Univision Communications, Inc.	2.190%	09/29/2014	200,082
1,490,698	Univision Communications, Inc.	4.440%	03/29/2017	1,412,973

				8,363,037

CABLE/WIRELESS VIDEO: 0.9%
69,280	Bragg Communications	2.750%	08/31/2014	68,530
552,225	Bresnan Communications, LLC	4.500%	12/14/2017	551,850
956,014	Charter Communications Operating, LLC	2.690%	07/28/2014	932,907
341,550	MCC Iowa	4.500%	10/23/2017	338,486
491,250	Mediacom LLC	5.500%	03/31/2017	489,408
330,000	San Juan Cable, LLC	6.000%	05/31/2017	328,558
525,000	San Juan Cable, LLC	10.000%	06/09/2018	526,313

				3,236,052

CHEMICALS: 1.3%
300,000	Chemtura Corp.	5.500%	08/16/2016	300,843
127,570	Hexion Specialty Chemicals, Inc.	0.200%	05/05/2013	119,916
236,882	Hexion Specialty Chemicals, Inc.	4.000%	05/05/2015	232,559
99,899	Hexion Specialty Chemicals, Inc.	4.060%	05/05/2015	98,076
248,303	Houghton Chemical Corp.	6.750%	01/30/2016	249,235
85,978	Huntsman International LLC	1.720%	04/21/2014	83,660
115,368	Huntsman International LLC	2.470%	06/30/2016	112,083
234,422	Huntsman International LLC	2.770%	04/19/2017	227,767

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

CHEMICALS, Continued
$276,509	Ineos Group Holdings Plc	7.500%	12/14/2013	$284,182
284,560	Ineos Group Holdings Plc	8.000%	12/16/2014	293,879
1,246,907	ISP Chemco, Inc.	1.690%	06/04/2014	1,241,234
327,525	Nalco Co.	4.500%	09/30/2017	329,071
99,500	OMNOVA Solutions Inc.	5.750%	04/25/2017	99,500
180,000	Rockwood Specialties Group, Inc	3.750%	02/10/2018	180,675
706,450	Styron LLC	6.000%	08/02/2017	705,306

				4,557,986

CONSUMER NON-DURABLES: 0.2%
482,058	Revlon Consumer Products	4.750%	03/09/2015	481,937
330,000	Warnaco, Inc.	5.000%	06/30/2018	331,033

				812,970

DIVERSIFIED MEDIA: 3.0%
748,964	Affinion Group Inc.	5.000%	04/19/2016	747,227
615,000	AMC Entertainment Inc. (d)	0.000%	12/22/2018	614,232
386,161	Carmike Cinemas Inc.	5.500%	01/27/2016	387,609
251,436	Catalina Marketing Corp.	2.940%	10/01/2014	247,601
744,375	Getty Images, Inc.	5.250%	11/04/2016	747,540
997,025	Harland Clark Holdings	2.750%	06/30/2014	887,353
1,007,924	IMG World Wide Inc. (f)	6.500%	06/16/2016	1,004,145
939,509	Instant Web Inc.	3.560%	08/07/2014	852,605
498,750	Kasima, LLC	5.000%	03/31/2017	499,374
147,174	Lamar Media Corp.	4.250%	10/29/2016	147,604
454,250	Live Nation, Inc.	4.500%	11/06/2016	453,115
197,293	Media General Inc.	4.750%	03/29/2013	177,564
91,771	Merrill Corp.	7.500%	12/22/2012	91,542
439,041	Nielsen Finance LLC	3.940%	05/02/2016	537,963
301,950	Quad/Graphics	5.500%	04/15/2016	302,479
989,625	Summit Entertainment LLC	7.500%	09/07/2016	977,255
1,865,000	Village Roadshow Films, Ltd. (f)	5.500%	05/27/2015	1,865,000
319,200	Weather Channel, Inc./ The	4.250%	02/11/2017	319,953

				10,860,161

ENERGY: 2.7%
786,051	Aventine Renewable Energy Holdings, Inc.	10.500%	12/20/2015	759,852
663,860	Big West Oil, LLC	7.000%	03/31/2016	668,560

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

ENERGY, Continued
$431,571	CITGO Petroleum Corp.	8.000%	06/24/2015	$435,887
207,900	EnergySolutions, LLC	6.250%	08/12/2016	208,420
2,119,061	Glenn Pool Oil & Gas Trust	4.500%	06/01/2016	2,119,062
1,705,000	MEG Energy Corp.	4.000%	03/16/2018	1,702,681
2,560,203	Obsidian Natural Gas Trust	7.000%	11/02/2016	2,585,805
1,022,438	Western Refining Inc.	7.500%	03/15/2017	1,033,511

				9,513,778

FINANCIALS: 3.7%
200,431	American Capital Holdings, Inc.	7.500%	12/31/2013	200,766
1,000,000	Arcapita Bank BSC (f)	9.500%	04/15/2012	866,670
1,315,000	Asurion Corp.	5.500%	05/20/2018	1,296,919
395,000	Asurion Corp.	9.000%	05/20/2019	395,790
160,285	BNY ConvergEx Group, LLX	5.250%	12/30/2016	160,285
381,990	BNY ConvergEx Group, LLX	5.250%	12/30/2016	381,991
78,328	BNY ConvergEx Group, LLX	8.750%	12/30/2017	79,536
186,672	BNY ConvergEx Group, LLX	8.750%	12/30/2017	189,550
645,373	CIT Group, Inc.	6.250%	08/06/2015	648,484
473,466	CNO Financial Group	6.250%	09/30/2016	474,205
695,577	Delos Aircraft Inc.	7.000%	03/15/2016	701,086
464,423	International Lease Finance Corp.	6.750%	03/15/2015	464,618
3,344,612	iStar Financial Inc.	5.000%	06/28/2013	3,290,797
940,000	iStar Financial Inc.	7.000%	06/30/2014	935,695
159,100	Nuveen Investments Inc.	3.290%	11/13/2014	156,824
185,900	Nuveen Investments Inc.	5.770%	05/13/2017	185,746
2,365,000	Springleaf Finance Funding Co.	5.500%	05/10/2017	2,315,335
491,250	USI Holdings Corp.	7.000%	05/05/2014	489,408

				13,233,705

FOOD & DRUG: 0.4%
142,832	Dole Food Company Inc.	5.500%	02/23/2017	142,772
940,281	Dunkin Finance Corp.	4.250%	11/23/2017	938,466
210,927	WM. Bolthouse Farms Inc.	5.750%	02/10/2016	210,861

				1,292,099

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

FOOD & TOBACCO: 1.1%
$238,800	Burger King Corp.	4.500%	10/19/2016	$237,955
345,490	Dean Foods Co.	1.750%	04/02/2014	330,088
705,000	Del Monte Corp.	4.500%	02/16/2018	702,610
775,000	JBS USA LLC	4.250%	05/25/2018	773,551
317,276	Pierre Foods, Inc.	7.000%	09/29/2016	320,150
112,381	Pinnacle Foods Group Inc.	6.000%	04/02/2014	112,896
1,250,000	Valinor Public Ltd. (f)	9.500%	12/20/2012	1,250,000
189,053	Windsor Quality Food Co., Ltd.	5.000%	02/14/2017	188,896

				3,916,146

FOREST PRODUCTS/CONTAINERS: 0.4%
91,431	Anchor Glass Container Corp.	6.000%	02/25/2016	91,735
297,750	Graham Packaging	6.000%	09/16/2016	298,090
339,150	Reynolds Group Holdings, Inc.	4.250%	02/10/2018	336,834
750,000	Rock-Tenn Co. (d)	0.000%	03/28/2018	751,410

				1,478,069

GAMING/LEISURE: 2.6%
394,013	Ameristar Casinos, Inc.	4.000%	04/14/2018	394,998
124,451	Bombardier Recreational Products	2.790%	06/28/2013	121,060
328,093	CCM Merger, Inc.	7.000%	03/01/2017	331,784
734,858	Cedar Fair-Canada (b)	4.000%	12/15/2017	735,894
2,325,000	Harrahs Entertainment Inc.	3.270%	01/28/2015	2,093,035
403,504	Harrahs Entertainment Inc.	9.500%	10/01/2016	420,181
197,996	Las Vegas Sands	1.690%	05/23/2014	192,011
293,518	Las Vegas Sands	2.690%	11/23/2015	285,117
1,007,733	Las Vegas Sands	2.690%	11/23/2016	978,891
1,086,908	MGM Mirage Inc.	7.000%	02/21/2014	1,059,638
202,531	MGM Mirage Inc.	7.000%	05/21/2014	197,450
452,556	SeaWorld Parks & Entertainment, Inc	4.000%	08/14/2017	453,312
192,043	Seminole Indian Tribe of Florida	1.750%	03/05/2014	185,322
300,000	Six Flags Inc.	5.250%	06/30/2016	301,032
988,686	Universal City Development Partners Ltd.	5.500%	10/29/2014	993,711
176,890	Venetian Macao Limited	4.690%	05/25/2012	176,427
306,244	Venetian Macao Limited	4.690%	05/25/2013	305,442

				9,225,305

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HEALTH CARE: 4.1%
$612,250	Ardent Health Services LLC	6.500%	09/14/2015	$611,485
681,575	Axcan Intermediate Holdings, Inc.	5.500%	02/09/2017	673,621
219,430	Biomet Inc.	3.310%	03/25/2015	217,335
1,210,000	Carestream Health Holdings, Inc. (d)	0.000%	02/25/2017	1,128,325
1,838,773	Community Health Systems, Inc.	2.500%	07/25/2014	1,775,188
478,330	Community Health Systems, Inc.	3.750%	01/25/2017	466,511
398,000	ConvaTec Healthcare	5.750%	12/22/2016	396,923
339,993	CRC Health Corp.	4.750%	11/16/2015	332,343
377,813	DaVita Inc	4.500%	10/20/2016	378,554
1,275,000	Drumm Investors LLC (d)	0.000%	04/28/2018	1,247,907
800,000	Endo Pharmaceutical Holdings Inc.	4.000%	06/21/2018	802,000
176,625	Gentiva Health Services, Inc.	4.750%	08/17/2016	174,682
555,000	Grifols, Inc.	6.000%	10/01/2016	556,737
605,000	HCA, Inc.	3.500%	05/01/2018	594,685
403,988	HCR Manor Care, Inc.	5.000%	03/09/2018	396,287
254,292	Health Management Associates, Inc.	2.000%	02/28/2014	245,646
1,326,675	Iasis Healthcare Corp.	5.000%	05/17/2018	1,320,281
239,201	inVentiv Health, Inc.	4.750%	08/04/2016	239,201
329,692	MedAssets, Inc	5.250%	11/15/2016	330,105
504,808	MultiPlan Inc.	4.750%	07/16/2017	501,809
898,538	Universal Health Services, Inc.	4.000%	11/15/2016	900,281
300,000	Valitas Health Services, Inc.	5.750%	05/19/2017	299,064
297,011	Vanguard Health Systems	5.000%	01/15/2016	296,533
723,188	Warner Chilcott	4.250%	03/16/2018	722,963

				14,608,466

HOUSING: 1.9%
663,338	Armstrong World Industries, Inc.	4.000%	03/08/2018	663,006
2,744,512	Capital Automotive LP	5.000%	03/10/2017	2,742,453
1,145,000	CB Richard Ellis Services, Inc.	3.500%	09/04/2019	1,128,398
1,145,000	CB Richard Ellis Services, Inc.	4.310%	03/05/2018	1,128,970

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

HOUSING, Continued
$387,075	Goodman Global Group, Inc.	5.750%	10/28/2016	$387,613
100,000	Goodman Global Group, Inc.	9.000%	10/28/2017	102,351
388,153	Realogy Corp.	4.520%	10/10/2016	348,045
41,982	Realogy Corp.	5.690%	10/10/2016	37,644
95,000	Realogy Corp.	13.500%	10/15/2017	100,843

				6,639,323

INFORMATION TECHNOLOGY: 2.6%
726,155	Airvana Network Solutions, Inc.	10.000%	03/26/2014	733,416
322,761	Avaya Inc.	3.060%	12/10/2014	309,893
619,279	Avaya Inc.	4.760%	10/24/2017	595,797
124,688	Booz Allen Hamilton Inc.	4.000%	07/31/2017	124,961
394,094	CDW LLC	4.500%	07/15/2017	387,690
716,110	Ceridian Corp.	3.190%	11/09/2014	685,776
299,060	Cinedigm Digital Funding I	5.250%	04/21/2016	296,569
294,263	CommScope, Inc.	5.000%	01/15/2018	295,920
982,667	Dupont Fabros Technology LP	5.750%	12/02/2014	982,667
255,000	Eagle Parent, Inc	5.000%	05/16/2018	248,434
343,463	First Data Corp.	3.070%	09/24/2014	317,834
453,821	Flextronics International Ltd. (d)	0.000%	10/01/2012	450,558
1,017,693	Freescale Semiconductor, Inc.	4.440%	12/01/2016	1,010,702
638,400	Interactive Data Corp.	4.750%	02/11/2018	638,004
799,259	MSCI, Inc.	3.750%	03/14/2017	802,504
197,066	Network Solutions LLC	2.510%	03/07/2014	189,183
243,750	Presidio, Inc.	7.250%	03/31/2017	243,141
290,000	Rovi Solutions Corp.	4.750%	02/04/2015	289,275
289,275	Rovi Solutions Corp.	5.250%	02/04/2018	290,181
125,492	Sonicwall, Inc	8.250%	01/23/2016	125,492
334,163	Trans Union LLC	4.750%	02/10/2018	333,641

				9,351,638

MANUFACTURING: 0.3%
280,000	Alliance Laundry Systems, LLC	6.750%	09/23/2016	281,400
818,744	Allison Transmission, Inc.	2.940%	08/07/2014	801,641
105,013	MetoKote Corp.	9.000%	11/27/2011	104,094

				1,187,135

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

MEDIA/TELECOM: 0.2%
$353,792	Atlantic Broadband Finance, LLC	4.000%	03/08/2016	$353,866
177,900	Citadel Broadcasting Corp.	4.250%	12/30/2016	177,676

				531,542

METALS/MINERALS: 1.3%
330,000	American Rock Salt Co. LLC	5.500%	04/19/2017	329,796
544,593	Bucyrus International, Inc.	4.250%	12/21/2015	544,244
460,350	Fairmount Minerals, Ltd.	5.250%	03/11/2017	460,760
302,604	Global Brass & Copper, Inc.	10.250%	08/13/2015	311,682
144,638	JMC Steel Group	4.750%	04/01/2017	144,999
1,567,125	Novelis Inc.	3.750%	03/10/2017	1,567,658
1,325,000	Walter Energy Corp.	4.000%	03/04/2018	1,324,099

				4,683,238

RETAIL: 1.2%
379,256	Claire’s Stores Inc.	3.230%	05/29/2014	347,433
134,650	Collective Brands, Inc.	3.060%	08/01/2014	132,182
110,980	Dollar General Corp.	3.230%	07/04/2014	110,965
497,500	Gymboree Corp.	5.000%	04/11/2018	481,486
710,000	J. Crew Group, Inc.	4.750%	02/10/2018	679,037
661,675	Leslie’s Poolmart, Inc.	4.500%	11/30/2017	660,438
138,865	Michaels Stores, Inc.	2.560%	10/31/2013	136,293
466,543	Michaels Stores, Inc.	4.810%	07/31/2016	463,361
860,000	Pilot Travel Centers LLC	4.250%	03/30/2018	861,557
447,425	Sports Authority Inc.	7.500%	11/12/2017	449,944

				4,322,696

SERVICES: 0.9%
240,000	Acosta, Inc.	4.750%	02/14/2018	239,926
268,215	Aquilex Holdings Corp.	6.000%	03/26/2016	267,276
85,000	Baker Corp.	5.000%	06/01/2017	85,048
229,425	Brock Holdings III, Inc.	6.750%	03/16/2017	230,572
424,858	Dollar Thrifty Automotive Group, Inc.	2.760%	06/15/2013	423,533
487,550	Harbor Freight Tools USA, Inc.	6.500%	12/22/2017	494,561
627,692	Moneygram Payment Systems Worldwide, Inc.	5.500%	05/01/2017	627,535
428,677	Sedgewick CMS Holdings, Inc.	5.000%	12/31/2016	428,141

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

SERVICES, Continued
$238,800	Vertafore, Inc.	5.250%	07/29/2016	$239,099
200,000	Vertafore, Inc.	9.750%	10/27/2017	202,750

				3,238,441

TELECOMMUNICATIONS: 1.6%
385,000	Consolidated Communications Inc.	2.690%	12/29/2014	385,000
544,500	Integra Telecom	9.500%	04/15/2015	544,500
450,000	Intelsat Jackson Holdings	3.290%	02/01/2014	431,811
2,500,000	Intelsat Jackson Holdings	5.250%	03/17/2018	2,505,200
1,066,050	LightSquared	12.000%	09/30/2014	1,024,410
488,775	Paetec Holdings Corp.	5.000%	04/21/2018	484,498
295,750	Vonage Holdings Corp.	10.250%	12/09/2015	296,859

				5,672,278

TRANSPORTATION: 1.0%
435,000	Chrysler Group, LLC	6.000%	05/19/2017	424,804
59,482	Ford Motor Co.	2.940%	12/15/2013	59,411
234,413	Hertz Corp.	3.750%	03/04/2018	233,081
508,725	HHI Holdings LLC	7.750%	03/18/2017	508,725
498,747	Pinafore, LLC	4.250%	09/29/2016	498,463
457,700	Remy International	6.250%	12/17/2016	459,416
584,879	Swift Transportation	6.000%	12/16/2016	587,365
371,250	Tenneco Inc.	5.060%	06/03/2016	372,412
419,391	TI Automotive Ltd.	9.500%	08/17/2016	420,440

				3,564,117

UTILITY: 2.2%
1,246,875	AES Corp.	4.250%	05/25/2018	1,247,100
610,000	Astoria Generating Co. Acquisitions, LLC	3.940%	08/23/2013	603,040
967,575	Calpine Corp.	4.500%	03/04/2018	956,787
85,000	Calpine Corp.	4.500%	04/01/2018	84,053
234,413	Equipower Resources Holdings LLC	5.750%	01/26/2018	234,218
500,000	FirstLight Power Resources, Inc.	4.810%	05/01/2014	462,501
990,000	NRG Energy, Inc. (d)	0.000%	06/10/2018	990,139
545,000	SemGroup Corp. (d)	0.000%	06/08/2018	541,823
188,979	TPF Generation Holdings, LLC	0.150%	12/15/2013	186,819
340,677	TPF Generation Holdings, LLC	2.310%	12/15/2013	336,783
325,000	TPF Generation Holdings, LLC	4.500%	12/13/2014	312,406

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Principal Amount		Coupon Rate	Maturity Date	Value

UTILITY, Continued
$59,241	TPF Generation Holdings, LLC	8.500%	12/15/2011	$58,564
2,399,899	TXU Energy Co. LLC	4.770%	10/10/2017	1,875,257

				7,889,490

WIRELESS COMMUNICATIONS: 0.1%
497,500	Syniverse Holdings, Inc.	5.250%	12/21/2017	499,575

Total Loans
(Cost $131,877,094)				132,538,932

Shares
WARRANTS – 0.7%
Financial Services – 0.2%
940,000	Alliance Bank JSC (b)			532,640
560,000	Alliance Bank JSC (b)(c)			317,604

				850,244

Sovereign – 0.5%
42,000,000	Republic of Argentina (b)			1,703,940

Total Warrants
(Cost $2,611,402)				2,554,184

SHORT TERM INVESTMENT: 19.7%
Money Market Investment: 19.7%
70,499,576	Fidelity Institutional Money Market Portfolio, 0.13% (h)			70,499,576

Total Short Term Investment
(Cost $70,499,576)				70,499,576

TOTAL INVESTMENTS
(Cost $354,364,075), 100.8%				360,468,616
LIABILITIES IN EXCESS OF OTHER ASSETS, (0.8)%				(2,867,919)

TOTAL NET ASSETS, 100.0%				$357,600,697

(a)	Variable Rate.
(b)	Foreign security.
(c)	144A Security.
(d)	Non-income Producing.
(e)	Restricted.
(f)	Illiquid.
(g)	Private Placement.
(h)	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Corporate Bonds
Aerospace/Defense	$—	$1,902,625	$—	$1,902,625
Automotive	—	9,652,050	—	9,652,050
Building Materials	—	3,428,595	—	3,428,595
Cable/Wireless Video	—	680,188	—	680,188
Chemicals	—	4,884,013	—	4,884,013
Construction Machinery	—	969,625	—	969,625
Consumer Products	—	7,119,199	—	7,119,199
Diversified Manufacturing/Operations	—	1,692,661	—	1,692,661
Energy	—	12,140,634	—	12,140,634
Entertainment	—	2,940,313	—	2,940,313
Financial Institutions/Services	—	9,674,960	—	9,674,960
Food & Beverage	—	7,942,970	—	7,942,970
Gaming	—	6,437,059	—	6,437,059
Health Care	—	11,967,345	—	11,967,345
Industrials	—	8,669,819	—	8,669,819
Media - Cable	—	1,255,062	—	1,255,062
Media - Non-Cable	—	10,352,364	—	10,352,364
Metals & Mining	—	291,750	—	291,750
Packaging	—	4,873,257	—	4,873,257
Paper	—	1,769,089	—	1,769,089
Real Estate	—	1,952,500	—	1,952,500
Restaurants	—	2,123,224	—	2,123,224
Retailers	—	7,159,198	—	7,159,198
Services	—	2,352,908	—	2,352,908
Sovereign	—	1,000,000	—	1,000,000

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at June 30, 2011 (Unaudited), Continued

Summary of Fair Value Exposure

	Level 1	Level 2	Level 3	Total
Technology	$—	$17,721,450	$—	$17,721,450
Telecommunications	—	100,500	—	100,500
Transportation	—	1,719,813	—	1,719,813
Utility - Electric	—	2,450,641	—	2,450,641
Utility - Natural Gas	—	4,081,705	—	4,081,705
Wireless Communications	—	5,570,407	—	5,570,407

Total Corporate Bonds	—	154,875,924	—	154,875,924

Loans
Aerospace	—	3,861,685	—	3,861,685
Broadcasting	—	8,363,037	—	8,363,037
Cable/Wireless Video	—	3,236,052	—	3,236,052
Chemicals	—	4,557,986	—	4,557,986
Consumer Non-Durables	—	812,970	—	812,970
Diversified Media	—	10,860,161	—	10,860,161
Energy	—	9,513,778	—	9,513,778
Financials	—	13,233,705	—	13,233,705
Food & Drug	—	1,292,099	—	1,292,099
Food & Tobacco	—	3,916,146	—	3,916,146
Forest Products/Containers	—	1,478,069	—	1,478,069
Gaming/Leisure	—	9,225,305	—	9,225,305
Health Care	—	14,608,466	—	14,608,466
Housing	—	6,639,323	—	6,639,323
Information Technology	—	9,351,638	—	9,351,638
Manufacturing	—	1,187,135	—	1,187,135
Media/Telecom	—	531,542	—	531,542
Metals/Minerals	—	4,683,238	—	4,683,238
Retail	—	4,322,696	—	4,322,696
Services	—	3,238,441	—	3,238,441
Telecommunications	—	5,672,278	—	5,672,278
Transportation	—	3,564,117	—	3,564,117
Utility	—	7,889,490	—	7,889,490
Wireless Communications	—	499,575	—	499,575

Total Loans	—	132,538,932	—	132,538,932

Warrants
Financial Services	—	850,244	—	850,244
Sovereign	—	1,703,940	—	1,703,940

Total Warrants	—	2,554,184	—	2,554,184

Short Term Investment	70,499,576	—	—	70,499,576

Total Investments in Securities	$70,499,576	$289,969,040	$—	$360,468,616

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2011 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

ASSETS
Investments in securities at cost	$34,377,532	$36,637,373	$35,900,260

Investments in securities at value**	$45,893,072	$45,467,193	$38,120,168
Cash	2,640	1,824	2,250
Receivables:
Fund shares sold	70,046	9,066	57,693
Dividends and interest	28,703	34,858	22,860
Prepaid expenses	10,217	9,639	11,253

Total assets	46,004,678	45,522,580	38,214,224

LIABILITIES
Payable upon return of securities loaned (Note 2)	8,750,294	9,240,441	7,041,907
Payables:
Custodian	1,857	1,811	1,547
Fund shares redeemed	34,689	7,715	38,439
Advisory fees	13,579	14,393	11,165
Service fees	4,417	4,318	3,727
Administration fees	10,004	9,725	8,416
Distribution fees	23,294	22,718	19,576
Accrued expenses	26,512	26,894	25,347

Total liabilities	8,864,646	9,328,015	7,150,124

NET ASSETS	$37,140,032	$36,194,565	$31,064,100

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	1,873,633	1,566,377	1,084,302

Net asset value per share	$19.82	$23.11	$28.65

Maximum offering price per share* (Net asset value divided by 94.25%)	$21.03	$24.52	$30.40

COMPONENTS OF NET ASSETS
Paid in capital	$36,866,000	$41,307,531	$36,000,512
Accumulated net realized loss on investments	(11,241,512)	(13,942,792)	(7,156,320)
Net unrealized appreciation on:
Investments	11,515,540	8,829,820	2,219,908
Foreign currency	4	6	—

Net assets	$37,140,032	$36,194,565	$31,064,100

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $8,608,929, $9,069,386, $6,913,452, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2011 (Unaudited)

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio

ASSETS
Investments in securities at cost	$31,968,870	$70,712,118	$94,012,425	$354,364,075

Investments in securities at value**	$33,878,437	$84,534,416	$97,019,378	$360,468,616
Cash	600	31,800	238,875	—
Receivables:
Fund shares sold	55,488	832,955	105,577	2,898,397
Securities sold	—	65	3,255,944	12,171,722
Dividends and interest	5,396	288,839	1,173,168	3,955,322
Prepaid expenses	11,282	14,921	13,809	27,298

Total assets	33,951,203	85,702,996	101,806,751	379,521,355

LIABILITIES
Payable upon return of securities loaned (Note 2)	7,072,935	—	9,489,631	—
Payables:
Custodian	1,378	4,462	4,032	131,480
Fund shares redeemed	36,499	83,398	220,426	31,572
Securities purchased	—	2,030,237	809,511	21,199,749
Advisory fees	9,881	41,459	30,243	144,294
Service fees	3,205	9,938	11,228	40,795
Administration fees	7,174	21,346	23,106	69,472
Distribution fees	16,712	49,954	53,944	206,454
Accrued expenses	24,855	35,717	41,912	96,842

Total liabilities	7,172,639	2,276,511	10,684,033	21,920,658

NET ASSETS	$26,778,564	$83,426,485	$91,122,718	$357,600,697

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	825,177	2,964,189	3,482,487	13,013,835

Net asset value per share	$32.45	$28.14	$26.17	$27.48

Maximum offering price per share* (Net asset value divided by 94.25%)	$34.43	$29.86	$27.77	$29.16

COMPONENTS OF NET ASSETS
Paid in capital	$33,670,961	$78,918,844	$91,173,117	$345,088,432
Undistributed net investment income	—	797,650	83,686	589,822
Accumulated net realized gain (loss) on investments	(8,801,964)	(10,112,867)	(3,141,038)	5,818,452
Net unrealized appreciation/depreciation on:
Investments	1,909,567	13,822,298	3,006,953	6,104,541
Foreign currency	—	560	—	(550)

Net assets	$26,778,564	$83,426,485	$91,122,718	$357,600,697

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $6,874,253, $0, $9,263,934 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2011 (Unaudited)

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

INVESTMENT INCOME
Income
Dividends	$192,422 (1)	$218,017 (1)	$80,073 (1)
Interest	8	8	16
Income from securities lending	5,068	7,081	59,194

Total income	197,498	225,106	139,283

Expenses
Advisory fees	91,752	89,678	78,730
12b-1 fees (Note 3)	45,876	44,839	39,365
Service fees	27,525	26,903	23,619
Fund accounting fees	12,974	12,889	12,212
Administration fees	19,468	19,083	16,692
Transfer agent fees	11,940	12,300	12,156
Registration expense	8,388	8,808	8,861
Audit fees	7,078	7,078	7,078
Custody fees	3,648	3,598	3,115
Legal fees	2,073	2,023	1,766
Reports to shareholders	1,993	1,993	1,710
Trustee fees	1,250	1,248	1,117
Insurance expense	655	655	574
Miscellaneous	543	543	543

Total expenses	235,163	231,638	207,538
Add: expenses recouped by Advisor (Note 3)	—	—	5,034

Net expenses	235,163	231,638	212,572

Net investment loss	(37,665)	(6,532)	(73,289)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
Investments	422,540	778,306	333,757
Foreign currency transactions	24	29	—
Change in net unrealized appreciation/depreciation on:
Investments	980,737	438,589	(2,389,486)
Foreign currency translations	(8)	(6)	—

Net realized and unrealized gain (loss) on investments and foreign currency	1,403,293	1,216,918	(2,055,729)

Net increase (decrease) in net assets resulting from operations	$1,365,628	$1,210,386	$(2,129,018)

(1)	Net of foreign tax withheld of $3,351 for Large Growth Portfolio, $3,942 for Large Value Portfolio and $164 for Mid/Small Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2011 (Unaudited)

	Mid/Small Value Portfolio	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio

INVESTMENT INCOME
Income
Dividends	$66,729 (1)	$2,182,203	(1)	$50,007
Interest	13	1,649		1,952,509
Income from securities lending	27,136	—		4,442

Total income	93,878	2,183,852		2,006,958

Expenses
Advisory fees	67,018	247,702		165,691
12b-1 fees (Note 3)	33,509	95,270		103,557
Service fees	20,106	57,162		62,134
Fund accounting fees	11,932	18,742		31,223
Administration fees	14,199	40,591		43,561
Transfer agent fees	11,790	16,624		13,215
Registration expense	8,632	11,514		11,669
Audit fees	7,078	7,078		7,078
Custody fees	2,655	8,370		7,715
Legal fees	1,585	4,049		4,355
Reports to shareholders	1,429	5,494		4,342
Trustee fees	936	2,646		2,883
Insurance expense	524	1,360		1,541
Miscellaneous	493	547		572

Total expenses	181,886	517,149		459,536
Add: expenses recouped by Advisor (Note 3)	—	—		10,080
Add: interest expenses (Note 6)	—	130		407

Net expenses	181,886	517,279		470,023

Net investment income (loss)	(88,008)	1,666,573		1,536,935

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
Investments	727,991	343,819		588,787
Foreign currency transactions	—	423		—
Change in net unrealized appreciation/depreciation on:
Investments	(2,543,540)	3,315,163		253,229
Foreign currency translations	—	501		—

Net realized and unrealized gain (loss) on investments and foreign currency	(1,815,549)	3,659,906		842,016

Net increase (decrease) in net assets resulting from operations	$(1,903,557)	$5,326,479		$2,378,951

(1)	Net of foreign tax withheld $2,810 for Mid/Small Value and $24,710 for Dividend & Income Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2011 (Unaudited)

Fixed Income Opportunities Portfolio

INVESTMENT INCOME
Income
Dividends	$786
Interest	10,675,347

Total income	10,676,133

Expenses
Advisory fees	763,162
12b-1 fees (Note 3)	381,581
Service fees	220,351
Fund accounting fees	72,761
Administration fees	140,911
Transfer agent fees	35,088
Registration expense	29,179
Audit fees	11,258
Custody fees	45,980
Legal fees	13,012
Reports to shareholders	16,370
Trustee fees	9,749
Insurance expense	4,657
Miscellaneous	597

Total expenses	1,744,656

Net investment income	8,931,477

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain on:
Investments	4,264,259
Foreign currency transactions	4,232
Change in net unrealized appreciation/depreciation on:
Investments	(4,541,783)
Foreign currency translations	(550)

Net realized and unrealized loss on investments	(273,842)

Net increase in net assets resulting from operations	$8,657,635

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Six Months Ended 6/30/2011(1)	Year Ended 12/31/2010	Six Months Ended 6/30/2011(1)	Year Ended 12/31/2010

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(37,665)	$(112,236)	$(6,532)	$(43,705)
Net realized gain (loss) on:
Investments	422,540	2,299,828	778,306	1,217,453
Foreign currency	24	(8)	29	—
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	980,729	4,132,961	438,583	4,804,861

Net increase in net assets resulting from operations	1,365,628	6,320,545	1,210,386	5,978,609

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(157,291)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,401,599	4,226,240	4,389,130	5,119,784
Proceeds from reinvestment of distribution	—	—	—	152,888
Cost of shares redeemed	(3,439,493)	(6,762,642)	(3,260,652)	(6,489,975)
Redemption fees	346	701	913	1,034

Net increase (decrease) in net assets resulting from share transactions	962,452	(2,535,701)	1,129,391	(1,216,269)

Total increase in net assets	2,328,080	3,784,844	2,339,777	4,605,049

NET ASSETS
Beginning of year	34,811,952	31,027,108	33,854,788	29,249,739

End of year	$37,140,032	$34,811,952	$36,194,565	$33,854,788

Undistributed net investment income	$—	$—	$—	$—

CHANGE IN SHARES
Shares sold	220,214	256,357	187,536	258,644
Shares issued on reinvestment of distribution	—	—	—	6,997
Shares redeemed	(173,204)	(412,535)	(140,182)	(331,450)

Net increase (decrease)	47,010	(156,178)	47,354	(65,809)

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Six Months Ended 6/30/2011(1)	Year Ended 12/31/2010	Six Months Ended 6/30/2011(1)	Year Ended 12/31/2010

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(73,289)	$(184,850)	$(88,008)	$(115,257)
Net realized gain on Investments	333,757	3,844,264	727,991	2,090,047
Change in net unrealized appreciation/ depreciation on investments	(2,389,486)	2,209,267	(2,543,540)	1,818,830

Net increase (decrease) in net assets resulting from operations	(2,129,018)	5,868,681	(1,903,557)	3,793,620

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,982,888	6,383,053	5,418,789	5,800,202
Cost of shares redeemed	(3,949,963)	(7,084,645)	(3,285,468)	(6,694,141)
Redemption fees	1,994	562	658	832

Net increase (decrease) in net assets resulting from share transactions	2,034,919	(701,030)	2,133,979	(893,107)

Total increase (decrease) in net assets	(94,099)	5,167,651	230,422	2,900,513

NET ASSETS
Beginning of year	31,158,199	25,990,548	26,548,142	23,647,629

End of year	$31,064,100	$31,158,199	$26,778,564	$26,548,142

Undistributed net investment income	$—	$—	$—	$—

CHANGE IN SHARES
Shares sold	200,637	244,313	160,443	186,978
Shares redeemed	(135,008)	(270,729)	(98,594)	(214,286)

Net increase (decrease)	65,629	(26,416)	61,849	(27,308)

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Six Months Ended 6/30/2011(1)	Year Ended 12/31/2010	Six Months Ended 6/30/2011(1)	Year Ended 12/31/2010

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,666,573	$2,084,917	$1,536,935	$2,728,599
Net realized gain (loss) on:
Investments	343,819	(1,300,369)	588,787	431,996
Foreign currency	423	524	—	—
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	3,315,664	9,608,855	253,229	1,647,066

Net increase in net assets resulting from operations	5,326,479	10,393,927	2,378,951	4,807,661

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,472,399)	(2,084,679)	(1,621,915)	(2,731,472)
From paid in capital	—	(580,319)	—	—

Total distributions to shareholders	(1,472,399)	(2,664,998)	(1,621,915)	(2,731,472)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	15,320,824	14,723,841	28,862,248	35,111,167
Proceeds from reinvestment of distribution	1,363,229	2,448,117	1,478,594	2,512,440
Cost of shares redeemed	(7,875,514)	(13,248,993)	(15,882,015)	(25,433,748)
Redemption fees	1,986	3,267	3,333	10,377

Net increase in net assets resulting from share transactions	8,810,525	3,926,232	14,462,160	12,200,236

Total increase in net assets	12,664,605	11,655,161	15,219,196	14,276,425

NET ASSETS
Beginning of year	70,761,880	59,106,719	75,903,522	61,627,097

End of year	$83,426,485	$70,761,880	$91,122,718	$75,903,522

Undistributed net investment income	$797,650	$603,476	$83,686	$168,666

CHANGE IN SHARES
Shares sold	553,357	591,364	1,102,177	1,361,710
Shares issued on reinvestment of distribution	49,250	97,482	56,613	97,569
Shares redeemed	(285,448)	(534,420)	(608,012)	(982,000)

Net increase	317,159	154,426	550,778	477,279

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Fixed Income Opportunities Portfolio
	Six Months Ended 6/30/2011(1)	Year Ended 12/31/2010

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$8,931,477	$13,811,662
Net realized gain on:
Investments	4,264,259	3,921,049
Foreign currency	4,232	—
Change in net unrealized appreciation/depreciation on investments	(4,542,333)	4,757,450

Net increase in net assets resulting from operations	8,657,635	22,490,161

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,595,261)	(14,187,056)
From net realized gain	—	(2,626,309)

Total distributions to shareholders	(8,595,261)	(16,813,365)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	110,634,444	98,330,046
Proceeds from reinvestment of distribution	7,958,660	14,980,094
Cost of shares redeemed	(18,995,258)	(27,217,503)
Redemption fees	3,436	5,883

Net increase in net assets resulting from share transactions	99,601,282	86,098,520

Total increase in net assets	99,663,656	91,775,316

NET ASSETS
Beginning of year	257,937,041	166,161,725

End of year	$357,600,697	$257,937,041

Undistributed net investment income	$589,822	$253,606

CHANGE IN SHARES
Shares sold	3,971,029	3,629,364
Shares issued on reinvestment of distribution	289,442	556,428
Shares redeemed	(682,201)	(1,006,240)

Net increase	3,578,270	3,179,552

(1)	Unaudited.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Growth Portfolio
	Six Months Ended 06/30/11(1)		Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06

Net asset value, beginning of period	$19.06		$15.65		$12.73		$20.65	$19.46	$17.76

Income from investment operations:
Net investment income (loss)	(0.02	)(2)	(0.06	)(2)	0.02		0.05	0.01	(0.01	)(2)
Net realized and unrealized gain (loss) on investments	0.78		3.47		2.92		(7.92)	1.62	1.71

Total from investment operations	0.76		3.41		2.94		(7.87)	1.63	1.70

Less distributions:
From net investment income	—		—		(0.02)		(0.05)	(0.01)	(0.00	)(3)
From net realized gain	—		—		—		—	(0.43)	—

Total distributions	—		—		(0.02)		(0.05)	(0.44)	(0.00	)(3)

Net asset value, end of period	$19.82		$19.06		$15.65		$12.73	$20.65	$19.46

Total return	3.99	%(4)	21.79%		23.11%		(38.09)%	8.38%	9.59%

Ratios/supplemental data:
Net assets, end of period (millions)	$37.1		$34.8		$31.0		$29.0	$53.9	$44.1

Portfolio turnover rate	15.63	%(4)	48.44%		94.39%		40.48%	81.88%	87.06%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.28	%(5)	1.31%		1.43%		1.31%	1.23%	1.22%
After fees waived and expenses absorbed/recouped	1.28	%(5)	1.31%		1.41	%(6)	1.25%	1.24%	1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.21	)%(5)	(0.36)%		0.12%		0.21%	0.04%	(0.03)%
After fees waived and expenses absorbed/recouped	(0.21	)%(5)	(0.36)%		0.14%		0.27%	0.05%	(0.06)%

(1)	Unaudited.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Value Portfolio
	Six Months Ended 06/30/11(1)		Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06

Net asset value, beginning of period	$22.29		$18.46		$16.84		$28.99	$29.02	$26.55

Income from investment operations:
Net investment income (loss)	0.00		(0.02	)(2)	0.10		0.32	0.37	0.34
Net realized and unrealized gain (loss) on investments	0.82		3.95		1.63		(12.14)	0.59	4.68

Total from investment operations	0.82		3.93		1.73		(11.82)	0.96	5.02

Less distributions:
From net investment income	—		(0.10)		(0.11)		(0.22)	(0.37)	(0.38)
From net realized gain	—		—		—		(0.11)	(0.62)	(2.17)

Total distributions	—		(0.10)		(0.11)		(0.33)	(0.99)	(2.55)

Net asset value, end of period	$23.11		$22.29		$18.46		$16.84	$28.99	$29.02

Total return	3.68	%(3)	21.32%		10.31%		(40.77)%	3.34%	18.92%

Ratios/supplemental data:
Net assets, end of period (millions)	$36.2		$33.9		$29.2		$28.9	$59.2	$55.0

Portfolio turnover rate	16.27	%(3)	47.38%		95.28%		54.72%	20.23%	66.89%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.29	%(4)	1.31%		1.45%		1.32%	1.20%	1.18%
After fees waived and expenses recouped	1.29	%(4)	1.31%		1.44	%(5)	1.25%	1.20%	1.18%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	(0.04	)%(4)	(0.14)%		0.59%		1.13%	1.23%	1.42%
After fees waived and expenses recouped	(0.04	)%(4)	(0.14)%		0.60%		1.20%	1.23%	1.42%

(1)	Unaudited.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Growth Portfolio
	Six Months Ended 06/30/11(1)		Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06

Net asset value, beginning of period	$30.59		$24.87		$20.95		$33.43		$35.11		$37.05

Income from investment operations:
Net investment loss	(0.07	)(3)	(0.18	)(3)	(0.14	)(3)	(0.13	)(3)	(0.21	)(3)	(0.18	)(2)
Net realized and unrealized gain (loss) on investments	(1.87)		5.90		4.06		(12.35)		2.97		1.26

Total from investment operations	(1.94)		5.72		3.92		(12.48)		2.76		1.08

Less distributions:
From net investment income	—		—		—		—		(4.43)		(3.02)
From paid in capital	—		—		—		—		(0.01)		—

Total distributions	—		—		—		—		(4.44)		(3.02)

Net asset value, end of period	$28.65		$30.59		$24.87		$20.95		$33.43		$35.11

Total return	(6.34	)%(4)	23.00%		18.71%		(37.33)%		8.00%		2.80%

Ratios/supplemental data:
Net assets, end of period (millions)	$31.1		$31.2		$26.0		$21.4		$53.0		$46.8

Portfolio turnover rate	18.24	%(4)	118.00%		58.05%		34.57%		121.40%		85.04%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.32	%(5)	1.34%		1.54%		1.40	%(6)	1.23%		1.20%
After fees waived and expenses absorbed/recouped	1.35	%(5)	1.35%		1.52	%(7)	1.36	%(6)	1.23%		1.20%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	(0.43	)%(5)	(0.67)%		(0.73)%		(0.44)%		(0.66)%		(0.48)%
After fees waived and expenses absorbed/recouped	(0.46	)%(5)	(0.68)%		(0.71)%		(0.40)%		(0.66)%		(0.48)%

(1)	Unaudited.
(2)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Not annualized.
(5)	Annualized.
(6)	The expense ratio includes interest expense of 0.01%, which is not subject to the Portfolio’s expense cap.
(7)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Value Portfolio
	Six Months Ended 06/30/11(1)		Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06

Net asset value, beginning of period	$34.78		$29.91		$25.49		$41.91		$50.05	$45.50

Income from investment operations:
Net investment income (loss)	(0.11	)(2)	(0.15	)(2)	(0.05	)(2)	0.13		0.20	0.17
Net realized and unrealized gain (loss) on investments	(2.22)		5.02		4.51		(16.47)		(0.60)	5.86

Total from investment operations	(2.33)		4.87		4.46		(16.34)		(0.40)	6.03

Less distributions:
From net investment income	—		—		(0.04)		(0.08)		(0.20)	(0.20)
From net realized gain	—		—		—		—		(7.50)	(1.28)
From paid in capital	—		—		—		—		(0.04)	—

Total distributions	—		—		(0.04)		(0.08)		(7.74)	(1.48)

Net asset value, end of period	$32.45		$34.78		$29.91		$25.49		$41.91	$50.05

Total return	(6.70	)%(3)	16.28%		17.51%		(38.99)%		(0.79)%	13.23%

Ratios/supplemental data:
Net assets, end of period (millions)	$26.8		$26.5		$23.6		$20.2		$51.6	$53.5

Portfolio turnover rate	23.96	%(3)	118.56%		66.15%		25.19%		39.52%	34.47%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.36	%(4)	1.37%		1.57%		1.42	%(6)	1.23%	1.19%
After fees waived and expenses recouped	1.36	%(4)	1.37%		1.54	%(5)	1.37	%(6)	1.23%	1.19%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	(0.66	)%(4)	(0.47)%		(0.21)%		0.27%		0.37%	0.41%
After fees waived and expenses recouped	(0.66	)%(4)	(0.47)%		(0.18)%		0.32%		0.37%	0.41%

(1)	Unaudited.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.
(6)	The expense ratio includes interest expense of 0.02%, which is not subject to the Portfolio’s expense cap.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Dividend & Income Portfolio
	Six Months Ended 06/30/11(1)		Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06

Net asset value, beginning of period	$26.73		$23.71	$20.87		$28.69	$29.72	$25.60

Income from investment operations:
Net investment income	0.60	(3)	0.82 (3)	0.90		0.93	1.51 (2)	1.33
Net realized and unrealized gain (loss) on investments	1.33		3.24	2.94		(7.73)	(0.91)	4.20

Total from investment operations	1.93		4.06	3.84		(6.80)	0.60	5.53

Less distributions:
From net investment income	(0.52)		(0.81)	(0.87)		(0.93)	(1.51)	(1.33)
From net realized gain	—		—	—		—	(0.06)	—
Return of capital	—		(0.23)	(0.13)		(0.09)	(0.07)	(0.08)

Total distributions	(0.52)		(1.04)	(1.00)		(1.02)	(1.64)	(1.41)

Paid in capital from redemption fees (Note 2)	0.00	(4)	0.00 (4)	0.00	(4)	0.00 (4)	0.01	0.00 (4)

Net asset value, end of period	$28.14		$26.73	$23.71		$20.87	$28.69	$29.72

Total return	7.26	%(5)	17.48%	19.21%		(24.31)%	1.91%	22.10%

Ratios/supplemental data:
Net assets, end of period (millions)	$83.4		$70.8	$59.1		$52.3	$74.5	$65.7

Portfolio turnover rate	9.14	%(5)	16.17%	15.69%		6.80%	12.73%	10.03%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.36	%(6)	1.35%	1.48%		1.39%	1.34%	1.31%
After fees waived and expenses absorbed/recouped	1.36	%(6)	1.35%	1.47	%(7)	1.35%	1.35%	1.35%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	4.37	%(6)	3.29%	4.24%		3.93%	5.14%	5.04%
After fees waived and expenses absorbed/recouped	4.37	%(6)	3.29%	4.25%		3.97%	5.13%	5.00%

(1)	Unaudited.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(4)	Less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.
(7)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Six Months Ended 06/30/11(1)		Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06

Net asset value, beginning of period	$25.89		$25.11	$24.68		$26.28	$26.14	$26.14

Income from investment operations:
Net investment income	0.45		0.95	0.95		1.26	1.17	1.13
Net realized and unrealized gain (loss) on investments	0.32		0.79	0.44		(1.60)	0.14	(0.13)

Total from investment operations	0.77		1.74	1.39		(0.34)	1.31	1.00

Less distributions:
From net investment income	(0.49)		(0.96)	(0.96)		(1.26)	(1.17)	(1.01)

Paid in capital from redemption fees (Note 2)	0.00	(2)	0.00 (2)	0.00	(2)	0.00 (2)	0.00 (2)	0.01

Net asset value, end of period	$26.17		$25.89	$25.11		$24.68	$26.28	$26.14

Total return	2.98	%(3)	7.01%	5.77%		(1.33)%	5.11%	3.96%

Ratios/supplemental data:
Net assets, end of period (millions)	$91.1		$75.9	$61.6		$52.4	$56.0	$46.2

Portfolio turnover rate	31.72	%(3)	52.39%	70.22%		47.41%	47.46%	42.19%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.11	%(4)	1.12%	1.22%		1.17%	1.14%	1.11%
After fees waived and expenses absorbed	1.13	%(4)	1.15%	1.12	%(5)	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.73	%(4)	3.82%	3.89%		4.63%	4.37%	4.22%
After fees waived and expenses absorbed	3.71	%(4)	3.79%	3.99%		4.90%	4.61%	4.43%

(1)	Unaudited.
(2)	Less than $0.01 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Effective February 16, 2009, the expense cap was increased from 0.90% to 1.15%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Fixed Income Opportunities Portfolio
	Six Months Ended 06/30/11(1)		Year Ended 12/31/10	July 1, 2009(2) through 12/31/09

Net asset value, beginning of period	$27.34		$26.56	$25.00

Income from investment operations:
Net investment income(2)	0.81		1.79	0.76
Net realized and unrealized gain on investments	0.07		1.07	1.38

Total from investment operations	0.88		2.86	2.14

Less distributions:
From net investment income	(0.74)		(1.79)	(0.52)
From net realized gain	—		(0.29)	(0.06)

Total distributions	(0.74)		(2.08)	(0.58)

Net asset value, end of period	$27.48		$27.34	$26.56

Total return	3.18	%(4)	11.10%	8.60	%(4)

Ratios/supplemental data:
Net assets, end of period (millions)	$357.6		$257.9	$166.2

Portfolio turnover rate	45.68	%(4)	61.60%	22.29	%(4)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.14	%(5)	1.18%	1.21	%(5)
After fees waived and expenses absorbed	1.14	%(5)	1.18%	1.21	%(5)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	5.85	%(5)	6.60%	5.82	%(5)
After fees waived and expenses absorbed	5.85	%(5)	6.60%	5.82	%(5)

(1)	Unaudited.
(2)	Commencement of operations.
(3)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios. Federated Global Investment Management Corp. and Seix Investment Advisors LLC (the “Sub-Advisors”) are the Sub-Advisors to the Fixed Income Opportunities Portfolio.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Fixed Income Opportunities Portfolio commenced operations on July 1, 2009.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

The Rochdale Fixed Income Opportunities Portfolio is a high yield corporate debt/bank loan portfolio with the investment objective of high current income. It seeks to generate a high level of income through investments in fixed income securities that generate yields and/or capital appreciation above that which is generally available from traditional fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

In September 2006, the Portfolios adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards had no material impact on the Portfolio’s financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

In March 2008, accounting standards regarding disclosures about derivative instruments and hedging activity standards were issued and are effective for fiscal years beginning after November 15, 2008. These standards are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. These standards do not have any impact on the Portfolios’ financial statement disclosures because the Portfolios have not maintained any positions in derivative instruments or engaged in hedging activities.

In May 2009, the Financial Accounting Standards Board (“FASB”) issued subsequent event standards. The Portfolios adopted these standards which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. See Note 8 for a list of the subsequent events.

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Portfolios have disclosed the applicable requirements of this accounting standard in their financial statements.

In May 2011, the FASB issued “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). This requirement amends FASB Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. This requirement is effective for fiscal years beginning after December 15, 2011 and

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for interim periods within those fiscal years. Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Portfolios’ financial statements.

B.	Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations.

C.	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Portfolios’ fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Portfolio indicated below has Post October losses:

Portfolio	Post October Loss
Large Cap Growth Portfolio	$1,577
Large Cap Value Portfolio	2,367
Dividend & Income Portfolio	1,102,980

The Dividend & Income Portfolio also had passive loss deferrals in the amount of $174,318.

For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2010, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2014	2015	2016	2017	2018	Total
Large Cap Growth Portfolio	$—	$—	$2,714,054	$8,948,445	—	$11,662,499
Large Cap Value Portfolio	—	—	3,653,346	11,065,414	—	14,718,760
Mid/Small Growth Portfolio	—	—	—	7,490,077	—	7,490,077
Mid/Small Value Portfolio	—	—	3,996,252	5,514,273	—	9,510,525
Dividend & Income Portfolio	—	—	1,513,139	6,396,837	1,455,054	9,365,030
Intermediate Fixed Income Portfolio	183,345	29,507	1,276,630	2,240,343	—	3,729,825

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions

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NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010. Management is currently evaluating the implications of the RIC Act and the impact on the Portfolios’ financial statements, if any, is currently being assessed.

Effective June 29, 2007, the Portfolios adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. These standards had no impact on the Portfolios’ net assets or results of operations. These standards require the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios only relate to Federal tax years. As of June 30, 2011, open Federal tax years include the tax year ended December 31, 2007 through December 31, 2010.

D.	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund has also made certain investments in partnerships which pay dividends to their shareholders based on available funds from operations. The Fund intends to include the gross dividends from such REITs and partnerships in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.

Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the

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NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

I.	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At June 30, 2011, the following Portfolios loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$8,608,929	$8,750,294
Rochdale Large Value Portfolio	9,069,386	9,240,441
Rochdale Mid/Small Growth Portfolio	6,913,452	7,041,907
Rochdale Mid/Small Value Portfolio	6,874,253	7,072,935
Rochdale Intermediate Fixed Income Portfolio	9,263,934	9,489,631

J.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

L.

Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure

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NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

M.	High-Yield Bonds. The Fixed Income Opportunities Portfolio may invest in lower-rated corporate bonds (also known as “junk bonds”). The security selection process includes an analysis of the issuer’s financial condition, business and product strength, competitive position and management expertise. Below investment grade securities involve greater risk of defaults, downgrades, price declines and volatility than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Generally, the lower the rating of a debt security, the higher its credit risk.

N.

Floating Rate Loans and Related Instruments. These instruments – which include first and second lien senior floating rate loans and other floating rate debt securities – generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Additionally, to the extent that the Fixed Income Opportunities Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments. The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Portfolio may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Borrowers may pay back principal before the schedule due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also acquire loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. The Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. Such investments may involve risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership. The Portfolio’s purchases and sales of floating rate loans and related instruments often occur with delivery or payment dates beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase or sell such loans, the transaction is recorded at the value of the loan. When these transactions settle, the buyer compensates the seller an amount related to the income opportunity cost related to the delayed settlement. Certain risks may arise

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NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

upon entering into delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

O.	Asset-Backed Securities. The Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts, special purpose corporations or other entities. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments. Asset-backed securities may have prepayment risks, which is the risk that when interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result, the Portfolio may have to reinvest these prepayments at then-prevailing lower rates, which may, in turn, reduce income. The Portfolio may participate in arrangements designed to provide qualified borrowers with a revolving line of credit. Commonly referred to as “revolvers,” these instruments effectively require that the lenders (including participating investors such as the Portfolios) can meet this continuing obligation. Under certain circumstances, participating investors may be required to segregate assets to ensure that such obligation is satisfied.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth and Mid/Small Value Portfolios; 0.40% from the Intermediate Fixed Income Portfolio; and 0.50% from the Fixed Income Opportunities Portfolio, based upon the average daily net assets of each Portfolio. Federated Global Investment Management Corp. and Seix Investment Advisors LLC are the Sub-Advisors to the Fixed Income Opportunities Portfolio. As compensation for it services, the Sub-Advisors are entitled to a monthly fee at the annual rate of 0.40% paid by the Advisor.

The Advisor also furnishes the Portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per Portfolio basis a fee based upon the average daily net assets of these Portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.50%, 1.50%, 1.60%, 1.60%, 1.60%, 1.15% and 1.50% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income, Intermediate Fixed Income and Fixed Income Opportunities Portfolios, respectively. Prior to February 16, 2009, the Advisor had contractually agreed to reduce its fees and/or pay expenses for each Portfolio’s Total Annual Fund Operating Expenses (excluding interest, taxes, and acquired fund fees and expenses) to 1.25%, 1.25%, 1.35%, 1.35%, 1.35% and 0.90% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement to the Advisor within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations in effect at the time the expense or fee was reduced. For the six months

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NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

ended June 30, 2011, the Advisor has recouped expenses previously reimbursed of $5,034 for the Mid/Small Growth Portfolio and $10,080 for the Intermediate Fixed Income Portfolio.

At June 30, 2011, the cumulative amounts available for reimbursement that have been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$29,539
Rochdale Large Value Portfolio	34,019
Rochdale Mid/Small Growth Portfolio	7,276
Rochdale Mid/Small Value Portfolio	23,649
Rochdale Dividend & Income Portfolio	33,673
Rochdale Intermediate Fixed Income Portfolio	173,387

At June 30, 2011, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2011	2012
Rochdale Large Growth Portfolio	$25,384	$4,155
Rochdale Large Value Portfolio	31,485	2,534
Rochdale Mid/Small Growth Portfolio	3,935	3,341
Rochdale Mid/Small Value Portfolio	17,569	6,080
Rochdale Dividend & Income Portfolio	27,922	5,751
Rochdale Intermediate Fixed Income Portfolio	150,181	23,208

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s shares has advised the Trust that it retained net selling commission for the six months ended June 30, 2011 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$15
Rochdale Large Value Portfolio	1
Rochdale Mid/Small Growth Portfolio	0
Rochdale Mid/Small Value Portfolio	0
Rochdale Dividend & Income Portfolio	238
Rochdale Intermediate Fixed Income Portfolio	0
Rochdale Fixed Income Opportunities Portfolio	1,258

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NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to RIM Securities LLC. For the six months ended June 30, 2011 the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$45,876
Rochdale Large Value Portfolio	44,839
Rochdale Mid/Small Growth Portfolio	39,365
Rochdale Mid/Small Value Portfolio	33,509
Rochdale Dividend & Income Portfolio	95,270
Rochdale Intermediate Fixed Income Portfolio	103,557
Rochdale Fixed Income Opportunities Portfolio	381,581

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the six months ended June 30, 2011, RIM Securities LLC received $112 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted less than 1% of the Portfolios’ brokerage commissions during the period.

Portfolio	Commissions
Rochdale Large Growth Portfolio	$26,498
Rochdale Large Value Portfolio	27,992
Rochdale Mid/Small Growth Portfolio	37,996
Rochdale Mid/Small Value Portfolio	47,885
Rochdale Dividend & Income Portfolio	22,056

$162,427

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. Government securities, for the six months ended June 30, 2011 are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$6,849,892	$5,781,089
Rochdale Large Value Portfolio	7,282,915	5,857,602

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NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

Portfolio	Purchases	Sales
Rochdale Mid/Small Growth Portfolio	5,957,941	5,520,729
Rochdale Mid/Small Value Portfolio	5,891,042	8,264,260
Rochdale Dividend & Income Portfolio	14,990,089	6,956,823
Rochdale Intermediate Fixed Income Portfolio	25,004,764	16,388,848
Rochdale Fixed Income Opportunities Portfolio	169,328,075	127,410,804

The cost of purchases and the proceeds from sales of U.S. Government securities, other than short-term investments, for the six months ended June 30, 2011 are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$—	$—
Rochdale Large Value Portfolio	—	—
Rochdale Mid/Small Growth Portfolio	—	—
Rochdale Mid/Small Value Portfolio	—	—
Rochdale Dividend & Income Portfolio	—	—
Rochdale Intermediate Fixed Income Portfolio	5,972,812	8,476,781
Rochdale Fixed Income Opportunities Portfolio	—	—

NOTE 5 – TAX INFORMATION

As of December 31, 2010, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio
Cost of investments for tax purposes	$29,755,042	$30,975,964	$41,531,685

Gross tax unrealized appreciation	10,872,686	8,895,568	5,663,111
Gross tax unrealized depreciation	(337,883)	(504,337)	(1,053,717)

Net tax unrealized appreciation on investments*	10,534,803	8,391,231	4,609,394
Net tax unrealized appreciation on foreign currency	12	12	—
Undistributed ordinary income	—	—	—
Other accumulated losses	(11,664,076)	(14,721,127)	(7,490,077)

Total accumulated losses	$(1,129,261)	$(6,329,884)	$(2,880,683)

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NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio
Cost of investments for tax purposes	$33,869,557	$62,085,589	$79,679,417	$249,902,926

Gross tax unrealized appreciation	5,290,998	15,307,133	3,156,257	11,231,029
Gross tax unrealized depreciation	(857,321)	(4,011,303)	(402,533)	(590,839)

Net tax unrealized appreciation on investments*	4,433,677	11,295,830	2,753,724	10,640,190
foreign currency	—	59	—	—
Undistributed ordinary income	—	—	168,666	573,429
Undistributed gains	—	—	—	1,236,272
Other accumulated losses	(9,510,525)	(10,642,328)	(3,729,825)	—

Total accumulated earnings/(losses)	$(5,076,848)	$653,561	$(807,435)	$12,449,891

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales, partnership income and passive foreign investment companies.

The tax composition of dividends for the six months ended June 30, 2011 was as follows:

	Ordinary Income Total
Dividend & Income Portfolio	$1,472,399	*
Intermediate Fixed Income Portfolio	1,621,915
Fixed Income Opportunities Portfolio	8,595,261

A portion may be reclassed as return of capital. See Note 2G.

The tax composition of dividends for the year ended December 31, 2010 was as follows:

	Long-Term Capital Gains Total	Ordinary Income Total	Return of Capital Total
Large Value Portfolio	$—	$157,291	$—
Dividend & Income Portfolio	—	2,084,679	580,319
Intermediate Fixed Income Portfolio	—	2,731,472	—
Fixed Income Opportunities Portfolio	710,007	16,103,358	—

NOTE 6 – LINE OF CREDIT

Each of the Portfolios, except for the Fixed Income Opportunities Portfolio, has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Portfolios’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

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NOTES TO FINANCIAL STATEMENTS at June 30, 2011 (Unaudited), Continued

Borrowing activity under the LOC for the six months ended June 30, 2011, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Amount Outstanding
Rochdale Mid/Small Value Portfolio	$2,000,000	$0	2.75%	$1,000	$1,000
Rochdale Dividend & Income Portfolio	2,000,000	130	2.75	243,286	296,000
Rochdale Intermediate Fixed Income Portfolio	2,000,000	407	2.75	1,064,200	1,245,000

NOTE 7 – PROXY RESULTS

On June 3, 2011, a special meeting of Shareholders was held to consider approving (i) Garrett D’Alessandro as a member of the Board of Trustees of the Trust and (ii) a new Sub-Advisory Agreement between GML Capital LLP and the Advisor with respect to the Rochdale Fixed Income Opportunities Portfolio. The Shareholders approved both proposals as Shareholders representing 19,659,909 shares of the Trust voted for approval and Shareholders representing 5,189 shares of the Trust voted to withhold their vote.

NOTE 8 – SUBSEQUENT EVENTS

In May 2011, the Rochdale Emerging Markets Portfolio was added to the Trust. The Rochdale Emerging Markets Portfolio aggressively seeks maximum long-term growth by investing primarily in emerging market companies regardless of capitalization size. The Rochdale Emerging Markets Portfolio is expected to commence operations during the second half of 2011.

In June 2011, GML Capital LLP was approved as an additional Sub-Advisor to the Rochdale Fixed Income Opportunities Portfolio. GML Capital LLP started managing a portion of the Rochdale Fixed Income Opportunities Portfolio in July.

The three Independent Trustees recently resigned from the Board of Trustees of the Trust, two of which had met or were approaching the Trust’s retirement age of 75. Jay C. Nadel, Daniel A. Hanwacker and Susan Henshaw Jones were submitted to shareholder vote and approved in August 2011.

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 64	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	8	*

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 53	President and Vice Chairman	Since 1998 Since 2011	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A

Ben Younessian 570 Lexington Avenue New York, NY 10022 Age: 47	Interim Treasurer	Since 2011	Controller	N/A	N/A

Barbara Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 38	Chief Compliance Officer	Since 2011	Executive Vice President, Chief Compliance Officer and Deputy General Counsel for Rochdale Investment Management and Symphonic Financial Advisors.	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 39	Secretary	Since 2011	Chief Operating Officer, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Age: 52	Trustee	Since 2011	Financial Services Consultant	8	Lapolla Industries, Inc. (2007-present);*

Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 74	Trustee	Since 2001	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	8	*

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 75	Trustee	Since 2004	Retired; Previously was a Consultant, Babcock & Brown, 2001 to 2009.	8	*

*	Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC; Rochdale Structured Claims Fixed Income Fund LLC; Rochdale Alternative Total Return Fund LLC; and Rochdale International Trade Fixed Income Fund.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and information regarding how the Portfolios voted proxies related to portfolio securities, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ROCHDALE INVESTMENT TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

During the period covered by this report, the Board, including a majority of the independent Trustees, approved (i) the renewal of the Advisory Agreement between Rochdale and the Trust with respect to each of those Portfolios then offered by the Trust; (ii) the renewal of certain agreements (collectively, “Subadvisory Agreements”) pursuant to which Federated Investment Management Company (“Federated”) and Seix Advisors (“Seix”, together with Federated, the “Subadvisors”) provide additional portfolio management services to Rochdale Fixed Income Opportunities Portfolio (“RFIOP”); and (iii) a Subadvisory Agreement, pursuant to which GML Capital LLP (“GML”) would provide portfolio management services to RFIOP. In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board of Trustees has been prepared, including a summary of the conclusions reached by the Board of Trustees with respect to these factors. Overall, the Board concluded that continuation of the Advisory Agreement and Subadvisory Agreements would be in the best interest of the Portfolios and consistent with the expectations of their shareholders.

Continuation of the Rochdale Advisory Agreement. In reviewing the nature, extent and quality of advisory services provided by the Advisor, the Board considered the performance of the Portfolios relative to their respective benchmarks, the Advisor’s investment methodologies (including the proprietary investment models and quantitative analysis made available to the Portfolios by Rochdale) and information, assembled by a third party service provider, about the performance achieved by funds of comparable size and with similar objectives managed by other investment advisers (“peer group” or “peer funds”). The Board concluded that the performance achieved by the Advisor, as well as the overall quality of the services provided by the Advisor to the Portfolios are satisfactory and continue to support the Board’s original selection of the Advisor. In reaching this conclusion, the Board considered the experience and capabilities of the Advisor’s management and investment professionals as well as the fact that the Portfolios serve as vehicles for implementing asset allocation strategies for the substantial portion of the Trust’s shareholders who are also advisory clients of Rochdale.

In reviewing the structure of the advisory fee and corollary factors such as the cost of services provided and the profitability of the Portfolios to the Advisor, the Board considered information relating to advisory fee revenues and those expenses borne by the Advisor, including benefits that may be realized by the Advisor as a result of its relationship with the Trust. The Board concluded that, in light of the specific facts and circumstances of the Portfolios, including the potential for economies of scale, the rate at which the Adviser is compensated for its services is reasonable and the Advisor’s profit level is not excessive. In reaching its conclusions, the Board had before it certain publicly available information about fees and expenses incurred by other funds in the peer group. While the Board found such comparisons to be useful as an indication of the range of costs borne by other funds within the peer group, the Board did not specifically rely upon such comparisons or identify any single factor as being a determining factor in its decision. Rather, the Board based its findings on the specific facts and circumstances of the Portfolios. The Board was also informed with respect to fees charged by the Advisor to other institutional, pension and individual accounts (“private accounts”). The Board distinguished the fee structures of private accounts from that of the Trust in light of the regulatory framework within which mutual funds, such as the Trust, operate, and the expenses incurred by the Advisor in order to ensure compliance with such regulations.

Continuation of the Subadvisory Agreements. In finding that renewal of each of the Subadvisory Agreements was appropriate and in the interests of the Trust, the Board based its findings on the specific facts and circumstances of RFIOP, including the nature, extent and quality of the services provided by the respective Subadvisors, their experience in managing assets in the relevant asset classes and the track records achieved by the Subadvisors including the performance of the Portfolio as well as the fees paid to the Subadvisors by the Advisor. The Board also gave substantial weight to the recommendation of the Advisor and the fact that RFIOP, like the Trust’s other Portfolios, serves primarily as a vehicle for implementing asset allocation strategies for investors who are discretionary investment advisory clients of the Advisor. While the Board was informed with respect to fees paid by other accounts managed by the respective Subadvisors and the costs that the respective Subadvisors incur in providing services to RFIOP, the Board did not give substantial weight to information about the profitability of the proposed Subadvisors due to the fact that each is compensated by the Advisor out of its fee and not by RFIOP directly.

ROCHDALE INVESTMENT TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (Unaudited), Continued

Approval of the GML Subadvisory Agreement. In finding that approval of the proposed Subadvisory Agreement with respect to GML was appropriate and in the interests of the Trust, the Board based its findings on the specific facts and circumstances of RFIOP, including the nature, extent and quality of the services expected to be provided by GML, their experience in managing assets in the relevant asset classes and the track records achieved by GML. The Board also gave substantial weight to the recommendation of the Advisor and the fact that RFIOP, like the Trust’s existing Portfolios, is expected to serve as a vehicle for implementing asset allocation strategies for investors who are discretionary investment advisory clients of the Advisor. While the Board was informed with respect to other accounts managed by GML and the expected costs that GML would incur in providing services for RFIOP, the Board did not give substantial weight to information about the profitability of the proposed Subadvisor due to the fact that GML would be compensated by the Advisor out of its fee and not by RFIOP directly.

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Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr., Suite 302

Milwaukee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue

New York, NY 10022-6837

800-245-9888

www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC

Investment Company Act File number

is 811-08685)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 24, 2004.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rochdale Investment Trust

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date	9/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date	9/7/11

By (Signature and Title)	/s/ Ben Younessian
Ben Younessian, Interim Treasurer

Date	9/7/11